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                                                                   EXHIBIT 10.32

                                                                  EXECUTION COPY

                          CREDIT AND SECURITY AGREEMENT
                                  by and among

                       OPTION CARE, INC.("OPTION CARE"),
                                       AND

             THE DOMESTIC SUBSIDIARIES OF OPTION CARE PARTY HERETO,
                                  AS BORROWERS,

                     THE LENDING INSTITUTIONS PARTY HERETO,
                                   AS LENDERS,

                 J.P. MORGAN BUSINESS CREDIT CORP., AS ADVISOR,

                                       AND
                              JPMORGAN CHASE BANK,
              AS ADMINISTRATIVE AND COLLATERAL AGENT AND ARRANGER,

                                       AND
                       LASALLE BANK NATIONAL ASSOCIATION,
                                   AS CO-AGENT


                           Dated as of March 29, 2002

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                          CREDIT AND SECURITY AGREEMENT

          CREDIT AND SECURITY AGREEMENT dated as of March 29, 2002 among OPTION CARE, INC., a Delaware corporation ("OPTION CARE"), the domestic subsidiaries of Option Care party hereto (the "Subsidiaries"), as joint and several borrowers, the financial institutions identified on SCHEDULE 2.01(A) hereto (the "INITIAL LENDERS"), and such other financial institutions as may from time to time become parties hereto, as lenders, J.P. MORGAN BUSINESS CREDIT CORP., as Advisor, JPMORGAN CHASE BANK, as administrative and collateral agent for the Lenders (in such capacities, together with its successors in such capacities, the "AGENT"), and LaSalle Bank National Association, as Co-Agent (in such capacity, the "Co-Agent").

                                   ARTICLE 1.

                          DEFINITIONS; ACCOUNTING TERMS

          Section 1.01. DEFINITIONS. As used in this Agreement the following terms have the following meanings (terms defined in the singular to have a correlative meaning when used in the plural and VICE VERSA):

          "ACCOUNT" means any account receivable or right of the Borrowers or any of their Subsidiaries to payment for goods sold or leased or for services rendered, regardless of how such right is evidenced and whether or not it has been earned by performance, whether secured or unsecured, now existing or hereafter arising, and the proceeds thereof.

          "ACCOUNT DEBTOR" means each Person obligated in any way on or in connection with an Account.

          "ACCOUNT DEBTOR NOTICE" means a notice to an Account Debtor substantially in the form of EXHIBIT J hereto.

          "ACQUISITION" means any transaction pursuant to which the Borrowers or any of their Subsidiaries: (a) acquires equity securities (or warrants, options or other rights to acquire such securities) of any corporation (other than the Borrowers or any corporation which is then a Wholly-Owned Subsidiary of any Borrower), pursuant to a solicitation of tenders therefor, or in one or more negotiated block, market or other transactions not involving a tender offer, or a combination of any of the foregoing; (b) makes any corporation a Subsidiary of any Borrower, or causes any such corporation to be merged into any Borrower or any Subsidiary, in any case pursuant to a merger, purchase of assets or any reorganization providing for the delivery or issuance to the holders of such corporation's then outstanding securities, in exchange for such securities, of cash or securities of any Borrower or any Subsidiary, or a combination thereof; or (c) purchases all or substantially all of the business or assets of any corporation.

          "ADJUSTED BASE RATE" means, for any day, an interest rate per annum (rounded upwards, if necessary), to the next 1/16 of 1%) equal to the greater of
(a) the Prime Rate in effect on such day, and (b) the Federal Funds Rate in effect on such day PLUS 1/2 of 1%. Any change in the Adjusted Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be

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effective from and including the effective date of such change in the Prime Rate or the Federal Funds Rate, respectively.

          "ADJUSTED EURODOLLAR RATE" means, with respect to any Borrowing for any Eurodollar Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the Eurodollar Rate for such Eurodollar Interest Period multiplied by (b) the Statutory Reserve Rate.

          "AFFILIATE" means any Person which directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, any Borrower.

          "AGENT" has the meaning set forth in the preamble to this Agreement.

          "AGREEMENT" means this Credit and Security Agreement, as amended or supplemented from time to time. References to Articles, Sections, Exhibits, Schedules and the like refer to the Articles, Sections, Exhibits, Schedules and the like of this Agreement unless otherwise indicated.

          "APPLICABLE COMMITMENT FEE RATE" means a rate of interest per year (expressed in basis points), equal to:

          (a) For the period from the date hereof through September 30, 2002, twenty-five (25) basis points; and

          (b) For each Fiscal Quarter thereafter, the Applicable Commitment Fee Rate set forth below which corresponds to the Percent Utilization as of the last day of the Prior Fiscal Quarter:

                  --------------------------------------- -------------------------------------------
                                                                     APPLICABLE COMMITMENT FEE
                          PERCENT UTILIZATION                      RATE IN BASIS POINTS PER YEAR
                  --------------------------------------- -------------------------------------------
                             Less than 20%                                        45
                  --------------------------------------- -------------------------------------------
                      Equal to or greater than 20%
                           but less than 40%                                    37.5
                  --------------------------------------- -------------------------------------------
                      Equal to or greater than 40%
                           but less than 60%                                      30
                  --------------------------------------- -------------------------------------------
                      Equal to or greater than 60%                                25
                  --------------------------------------- -------------------------------------------

          Anything in the Agreement to the contrary notwithstanding, after the occurrence and during the continuance of any Event of Default, the Applicable Commitment Fee Rate shall equal forty-five (45) basis points.

          "APPLICABLE MARGIN" means the Base Rate Margin in respect of each Base Rate Loan and the Eurodollar Margin in respect of each Eurodollar Loan.

          "ASSIGNMENT AND ACCEPTANCE" means an assignment and acceptance entered into by a Lender and an Eligible Assignee and accepted by the Agent in accordance with Section 12.05 and in substantially the form of EXHIBIT H hereto.

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          "AUTHORIZATION LETTER" means the letter agreement executed by the
Borrowers in the form of EXHIBIT B hereto.

          "AVAILABILITY" means, as of any date of determination thereof, the amount by which (a) the lesser of (i) the Borrowing Base at such time and (ii) the aggregate amount of the Revolving Credit Commitments at such time, exceeds
(b) the Total Exposure at such time.

          "AVAILABLE FUNDS" means all deposits in the Collateral Account which shall have been made by 2:00 p.m. on a Banking Day, or such later time in any Banking Day as the Agent shall have expressly consented to.

          "BANKING DAY" means any day on which commercial banks are not authorized or are not required to be closed in New York, New York and whenever such day relates to a Eurodollar Loan or notice with respect to any Eurodollar Loan, a day on which dealings in Dollar deposits are also carried out in the London interbank market.

          "BASE RATE LOAN" means any Loan hereunder bearing interest at a rate based upon the Adjusted Base Rate.

          "BASE RATE MARGIN" means a rate of interest per year (expressed in basis points) equal to:

          (a) For the period from the date hereof through the first Banking Day of the month following the date on which the Agent receives the Borrowing Base Certificate required to be delivered by the Borrowers pursuant to Section 7.09(a)(ii) of this Agreement for the month ending April 30, 2002 zero (0) basis points; and

          (b) For each Base Rate Margin Period (as defined below) thereafter, the Base Rate Margin set forth below which corresponds to the Availability as of the commencement of such Base Rate Margin Period:

                  -------------------------------------  -------------------------------------
                                                              BASE RATE MARGIN IN BASIS
                               AVAILABILITY                        POINTS PER YEAR
                  -------------------------------------  -------------------------------------
                   Greater than or equal to $20,000,000                 0
                  -------------------------------------  -------------------------------------
                   Greater than or equal to $15,000,000                25
                         but less than $20,000,000
                  -------------------------------------  -------------------------------------
                   Greater than or equal to $10,000,000                50
                         but less than $15,000,000
                  -------------------------------------  -------------------------------------
                           Less than $10,000,000                       75
                  -------------------------------------  -------------------------------------

          Anything in the Agreement to the contrary notwithstanding, after the occurrence and during the continuance of any Event of Default and following a written demand of the Agent to the Borrowers at the request of the Required Lenders, interest shall accrue on all Loans at the Default Rate.

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          "BASE RATE MARGIN PERIOD" means each period beginning on the first
Banking Day of the month following the date on which the Agent receives the Borrowing Base Certificate required to be delivered by the Borrowers pursuant to
Section 7.09(a)(ii) for the prior month and ending on the day immediately preceding the commencement of the next Base Rate Margin Period.

          "BORROWERS" means Option Care and each of its domestic Subsidiaries, jointly and severally, together with (i) any Subsidiary of Option Care which, upon the request of Option Care and upon the approval of the Agent and the Required Lenders, becomes a co-borrower hereunder pursuant to such documentation as the Agent shall reasonably request, and (ii) all of their respective successors and assigns; and "BORROWER" means any one of the Borrowers.

          "BORROWERS' AGENT" has the meaning set forth in Section 1.05 hereof.

          "BORROWING BASE" means the sum in United States Dollars of the following determined as of the latest Borrowing Base Certificate delivered to the Agent:

               (a)  up to 85% of the aggregate amount of Eligible Accounts; plus

               (b) the lesser of (i) up to 75% of the aggregate amount of Eligible Unbilled Accounts and (ii) the Eligible Unbilled Cap Amount; plus

               (c) the lesser of (i) up to 50% of the cost of Eligible Inventory and (ii) the Eligible Inventory Cap Amount; minus

               (d) the aggregate amount of reserves established from time to time by the Agent for Interest Rate Protection Obligations and Foreign Exchange Obligations that are secured by the Collateral pursuant to this Agreement or the other Facility Documents;

in each case as calculated by the Agent from time to time; PROVIDED, HOWEVER, that the aggregate amount of the Borrowing Base attributable to accounts receivable owing from Government Account Debtors shall not exceed (x) $10,000,000 during the 365 day period from and after the Closing Date, (y) $9,000,000 during the 365 day period from and after the first anniversary of the Closing Date, and (z) $8,000,000 during the 365 day period from and after the second anniversary of the Closing Date; and FURTHER PROVIDED that the Agent, in its reasonable discretion, may on five (5) Banking Days prior written notice to the Borrowers' Agent from time to time adjust the Borrowing Base by reducing the percentages of Eligible Accounts, Eligible Unbilled Accounts, or Eligible Inventory, by reducing the Eligible Unbilled Cap Amount or the Eligible Inventory Cap Amount, or by setting up such reserves or other reductions in the amount of the Borrowing Base as the Agent deems appropriate in its reasonable credit judgment from time to time.

          "BORROWING BASE CERTIFICATE" means and includes the Monthly Borrowing Base Certificate delivered by the Borrowers' Agent to the Agent in substantially the form of EXHIBIT C.

          "CAPITAL EXPENDITURES" means, for any period, the sum for the Borrowers (determined on a consolidated basis without duplication in accordance with GAAP) of the aggregate amount of expenditures made or liabilities incurred during such period (including the aggregate amount of

                                        4
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Capital Lease Obligations incurred during such period) to acquire or construct fixed assets, plant and equipment (including renewals, improvements and replacements, but excluding repairs) computed in accordance with GAAP; PROVIDED that such term shall not include any such expenditures in connection with any replacement or repair of Property affected by a Casualty Event.

          "CAPITALIZED LEASE" means any lease, the obligation for Rentals with respect to which, is required to be capitalized on a consolidated or combined balance sheet of the lessee and its subsidiaries or related entities in accordance with GAAP.

          "CAPITALIZED RENTALS" of any Person shall mean as of the date of any determination thereof the amount at which the aggregate present value of future Rentals due and to become due under all Capitalized Leases under which such Person is a lessee would be reflected as a liability on a consolidated or combined balance sheet of such Person in accordance with GAAP.

         "CASH EQUIVALENTS" means any of the following, to the extent owned by the Borrowers or any of their Subsidiaries free and clear of all Liens other than Liens created under the Security Documents: (a) readily marketable direct obligations of the Government of the United States or any agency or instrumentality thereof or obligations unconditionally guaranteed by the full faith and credit of the Government of the United States having a maturity of not greater than 360 days from the date of issuance thereof: (b) insured certificates of deposit of, or time deposits having a maturity of not greater than 360 days from the date of issuance thereof with, any commercial bank that is a Lender or a member of the Federal Reserve System, issues (or the parent of which issues) commercial paper rated as described in clause (c), is organized under the laws of the United States or any State thereof and has combined capital and surplus of at least $1 billion; or (c) commercial paper having a maturity of not greater than 180 days from the date of issuance thereof in an aggregate amount of no more than $4,000,000 per issuer outstanding at any time, issued by any corporation organized under the laws of any State of the United States and rated at least "Prime-1" (or the then equivalent grade) by Moody's Investors Service, Inc. or "A-1" (or the then equivalent grade) by Standard & Poor's Ratings Group.

          "CASUALTY EVENT" means with respect to any property or asset of any person, any loss of or damage to, or any condemnation or other taking of, such property or asset for which such person receives insurance proceeds, or proceeds of a condemnation award or other compensation.

          "CLOSING DATE" means the date this Agreement has been executed by the Borrowers, the Guarantors, the Initial Lenders and the Agent.

          "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

          "COLLATERAL" means, collectively, all of the Property (including capital stock and other beneficial interests) in which Liens are purported to be granted pursuant to Article 4 hereof as security for all Obligations of the Borrowers and the Guarantors hereunder.

         "COLLATERAL ACCOUNT" means, collectively, any account of the Borrowers maintained at the Agent or at another financial institution reasonably acceptable to the Agent as an account into which all proceeds of Collateral shall be deposited pursuant to Article 4 hereof, as modified and

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amended from time to time, and pursuant to any Lock Box Agreement and Controlled
Account Agreement which the Borrowers or any of their Subsidiaries may enter into with the Agent or at another financial institution reasonably acceptable to the Agent.

          "COLLATERAL AVAILABILITY" means, as any date of determination thereof, the amount by which (a) the Borrowing Base at such time exceeds (b) the Total Exposure at such time.

          "CONCENTRATION PERCENTAGE" means with respect to any single InsCo or HMO at any time, the percentage determined by dividing (a) the aggregate receivables owing from such InsCo or HMO at such time by (b) the total aggregate receivables owing from all Account Debtors at such time.

          "CONTROL" and "CONTROLS" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of Voting Stock, by contract or holding or owning the power to vote, or possessing the power to direct any right to vote, or as an officer, director, employee or management consultant or other arrangement where there is the power to direct or cause the direction of the management and policies of a Person, and "CONTROLLED" means to be under the Control of another Person.

          "CONTROLLED ACCOUNT" means any deposit or other bank account maintained by any of the Borrowers or any of their Subsidiaries with (i) the Agent, or (ii) any financial institution other than the Agent that is the subject of a Control Agreement in favor of the Agent.

          "CONTROLLED ACCOUNT AGREEMENT" means with respect to any deposit or other bank account maintained by any of the Borrowers or any of their Subsidiaries with any financial institution other than the Agent, an agreement among such Borrower or such Subsidiary, the depository institution at which such account is maintained and the Agent in form and substance satisfactory to the Agent that provides for the financial institution at which such account is maintained to comply with instructions originated by the Agent with respect to the funds from time to time on deposit in such account without further consent of such Borrower or such Subsidiary; provided that such Controlled Account Agreements may provide for the Borrowers to have access to the funds in such accounts so long as (i) there are no Revolving Credit Loans or Letters of Credit outstanding, and (ii) the Agent has not delivered a written notice to such financial institution instructing such financial institution to no longer permit the Borrowers to have access to the funds in such accounts.

          "CONTROLLED DISBURSEMENTS ACCOUNT" means, collectively, the following accounts: Account # 30261549 maintained by the Borrowers at The Northern Trust Company and any subsequent account of the Borrowers maintained at The Northern Trust Company, at another financial institution acceptable to the Agent, or at the Agent as a zero balance, cash management account pursuant to and under controlled disbursement service agreements between the Borrowers and the Agent or such other financial institution, and through which all disbursements by the Borrowers and any designated Subsidiaries are made and settled on a daily basis with no uninvested balance remaining overnight.

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          "COPYRIGHTS" means all copyrights, whether statutory or common law, owned by or assigned to the Borrowers, and all exclusive and nonexclusive licenses to the Borrowers from third parties or rights to use copyrights owned by such third parties, including, without limitation, the registrations, applications and licenses listed on SCHEDULE 6.11 hereto, along with any and all
(a) renewals and extensions thereof, (b) income, royalties, damages, claims and payments now and hereafter due and/or payable with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (c) rights to sue for past, present and future infringements thereof, and (d) foreign copyrights and any other rights corresponding thereto throughout the world.

          "DEFAULT" means any event, condition or act which, with the giving of notice or lapse of time, or both, would become an Event of Default.

          "DEFAULT RATE" means for any Loan a rate per annum equal to the rate which is then in effect for such Loan plus two percent (2%).

          "DESIGNATED FINANCIAL OFFICERS" has the meaning set forth in
Section 1.05 hereof.

          "DOLLARS" and the sign "$" mean lawful money of the United States of America.

          "EARN OUT OBLIGATIONS" means the obligations of the Borrowers to make payments in cash or cash equivalents in respect of any Acquisition after the consummation of such Acquisition to any Person(s) who previously owned or controlled the assets or capital stock of the business acquired by the Borrowers pursuant to such Acquisition.

          "EBITDA" means for any fiscal period and in respect of any Person, the sum of (a) the net income of such Person for such period computed in accordance with GAAP, PLUS (b) the interest expense, of such Person for such period as reported on such Person's financial statements for such period, PLUS (c) the income tax expense of such Person for such period as reported on such Person's financial statements for such period, PLUS (d) the amount reported on the financial statements of such Person as the depreciation of the assets of such Person for such period computed in accordance with GAAP, PLUS (e) the amount reported on the financial statements of such Person as the amortization of intangibles assets of such Person for such period computed in accordance with GAAP, and PLUS (f) all cash and non-cash extraordinary or non-operating expenses and losses of such Person for such period computed in accordance with GAAP, MINUS (g) all cash and non-cash extraordinary or non-operating income and gains of such Person for such period, in each case as such item is used in the computation of such Person's net income for such period.

          "EFFECTIVE DATE" means the date on which all conditions under
Article 5 shall be fully satisfied.

          "ELIGIBLE ACCOUNTS" means Accounts owing to any Borrower, now existing or hereafter arising, each of which Accounts met the following specifications at the time it came into existence and continues to meet the same until it is collected in full:

               (a) An invoice (in form and substance satisfactory to the Agent) with respect to such Account has been sent to the applicable Account Debtor and bears an invoice date contemporaneous with or later than the date of the sale of goods or rendering of services giving rise to such invoice;

               (b) The Account is due and payable in full, is not subject to any bill and hold arrangement, and not more than 150 days have elapsed since the date of the sale of goods or rendering of services giving rise to such Account; PROVIDED, HOWEVER, that the aggregate amount of the Borrowing Base attributable to Accounts for which more than 120 days but not more than 150 days have elapsed since the date of the sale of goods or rendering of services giving rise to such Accounts shall not exceed $5,000,000;

               (c) The Account arose from the provision of goods (other than durable medical equipment) authorized by a physician's prescription, the provision of durable medical equipment, or the performance of services by any Borrower; such services or goods have been performed or provided; the Account is evidenced by such invoices, shipping documents or other instruments ordinarily used in the trade as shall be reasonably satisfactory to the Agent; no Borrower has been informed by the Account Debtor from whom the Account is due that such provision of goods or services was not medically necessary (where the applicable contract or applicable law provides that payment for such goods or services may or shall be denied on grounds that such goods or services were not medically necessary); and no other rejection or dispute has occurred;

               (d)  The Account debtor is a resident of the United States;

               (e) The Account is not subject to any assignment, claim, lien, or security interest, except in favor of the Agent and the Lenders;

               (f) The Account is a valid and legally enforceable obligation of the Account Debtor and is not subject to any claim for credit, defense, offset, chargeback, counterclaim or adjustment by the Account debtor, other than any discount allowed for prompt payment;

               (g) The Account arose in the ordinary course of business of the Borrowers and no notice of the bankruptcy, insolvency, failure, or suspension or termination of business of the Account debtor has been received by the Borrowers;

               (h) The Account debtor is not an Affiliate of the Borrowers or any of their Subsidiaries or a supplier (or an Affiliate of a Supplier) of goods or services to the Borrowers or any of their Subsidiaries;

               (i) The Account otherwise conforms to all representations, warranties and other provisions of this Agreement relating to Accounts;

               (j) The Account is not payable solely by the patient (or by a natural person that is responsible for paying such amounts on behalf of such patient) that received the goods or services giving rise to such Account;

               (k) The Account does not represent a royalty or other right to receive a franchise payment from any franchisee of any Borrower;

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               (l)  The Account is not evidenced by a promissory note, warrant or other instrument or chattel paper;

               (m) The Account is subject to an enforceable, perfected, first priority Lien in favor of the Agent;

               (n) If the Account is due from an InsCo or HMO, such InsCo or HMO has received an Account Debtor Notice from the Borrowers with respect to the Agent's security interest in such Account;

               (o) The Account does not include fees charged for services or goods that exceed limitations imposed by applicable law, or regulation;

               (p) The Account is not due under a healthcare capitation contract or similar arrangement under which any Borrower receives payments (i) in advance of providing the applicable goods and services or (ii) without regard to whether a Borrower provides any goods or services, PROVIDED that if a capitation contract or similar arrangement includes provisions for a Borrower to be paid on a "fee for service" basis, then the related Accounts, to the extent they represent the right to payment on such "fee for service" basis, shall not be excluded as Eligible Accounts solely pursuant to this clause (p);

               (q) The Account does not represent an amount due in respect of a "settlement" with respect to Medicare or Medicaid relating to the filing of any "cost report" by any Borrower;

               (r) The Account is not due from an Account Debtor for which more than 50% (subject to periodic adjustment by the Agent) of the total Accounts due from such Account Debtor fail to meet the eligibility criteria set forth above:
PROVIDED, that (i) if the aggregate amount of Accounts due from any Account Debtor exceeds 25% of all Accounts of the Borrowers at such time, all Accounts due from such Account Debtor shall be excluded from Eligible Accounts if more than 35% of the Accounts due from such Account Debtor do not meet the above eligibility criteria set forth above; and (ii) until such time as the Borrowers demonstrate to the reasonable satisfaction of the Agent that the Borrowers' information systems are capable of accurately reporting the aggregate amount of Accounts due at any time from a single Account Debtor, the aggregate amount of Accounts excluded from Eligible Accounts pursuant to this clause (r) shall be estimated by the Borrowers in good faith based upon information available to the Borrowers and shall be verified and adjusted periodically by the Agent based upon the results of field audits and other information available to the Agent; and

               (s) The Agent in its reasonable discretion has not deemed the credit worthiness of the Account or Account debtor unsatisfactory.

For purposes of determining the Borrowing Base at any time:

          (x) the aggregate amount of Eligible Accounts shall be reduced by the aggregate amount of contractual allowances as estimated by the Borrowers in good faith from time to time and verified and adjusted periodically by the Agent based upon the results of field audits and other information available to the Agent; and

          (y) there shall be excluded from Eligible Accounts, the portion, if any, of the aggregate amount of Accounts owing from any single InsCo or HMO that exceeds the Concentration Percentage applicable to the IFSR Rating of such InsCo or HMO as set forth in the following table:

                    APPLICABLE IFSR RATING             CONCENTRATION PERCENTAGE
                         A2 or better                            35%
                              A3                                 30%
                             Baa1                                25%
                             Baa2                                20%
                             Baa3                                15%

PROVIDED, that until such time as the Borrowers demonstrate to the reasonable satisfaction of the Agent that the Borrowers' information systems are capable of accurately reporting the aggregate amount of Accounts due at any time from a single Account Debtor, the aggregate amount of Accounts excluded from Eligible Accounts pursuant to this clause (y) shall be estimated by the Borrowers in good faith based upon information available to the Borrowers and shall be verified and adjusted periodically by the Agent based upon the results of field audits and other information available to the Agent.

          "ELIGIBLE ASSIGNEE" means: (a) a Lender; (b) an Affiliate of a Lender;
(c) a commercial bank organized under the laws of the United States, or any State thereof, and having total assets in excess of $1,000,000,000; (d) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof, and having total assets in excess of $1,000,000,000; (e) a commercial bank organized under the laws of any other country that is a member of the OECD or has concluded special lending arrangements with the International Monetary Fund associated with its General Arrangements to Borrow or of the Cayman Islands, or a political subdivision of any such country, and having total assets in excess of $1,000,000,000, so long as such bank is acting through a branch or agency located in the United States;
(f) the central bank of any country that is a member of the OECD; (g) a finance company, insurance company or other financial institution or fund (whether a corporation, partnership, trust or other entity) that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and having total assets in excess of $1,000,000,000; and (h) any other Person approved by the Agent and the Borrowers, such approval not to be unreasonably withheld or delayed; provided that no such approval of the Borrowers shall be required after the occurrence and during the continuance of a Default); and PROVIDED FURTHER, that none of the Borrowers or any of their Affiliates shall qualify as an Eligible Assignee under this definition.

          "ELIGIBLE INVENTORY" means finished goods inventory of the Borrowers, valued at the most recent purchase price paid by the Borrowers for such item of inventory, excluding:

               (a) slow moving, obsolete or unmerchantable inventory, as reasonably determined by the Agent;

               (b)  inventory located outside of the continental United States;

               (c) inventory that is not located at premises owned or leased by a Borrower (provided that if the aggregate amount of inventory located at any location leased by a Borrower exceeds $100,000, unless the Agent has received a waiver from the landlord of such location in form and substance reasonably acceptable to the Agent, the Agent shall have the right in its discretion to (x) exclude all or any portion of the inventory located at such location from Eligible Inventory and/or (y) establish reserves under the Borrowing Base in respect of such inventory);

               (d) work in process, spare parts, packaging and shipping materials, supplies, returned or defective inventory;

               (e) inventory that is subject to any Lien, except Liens in favor of the Agent;

               (f) inventory that is not subject to an enforceable, perfected, first priority Lien in favor of the Agent;

               (g) goods held by any Borrower on consignment from another Person; or

               (f) inventory that the Agent, in its reasonable discretion, has not deemed to be otherwise ineligible.

          "ELIGIBLE INVENTORY CAP AMOUNT" means $5,000,000.

          "ELIGIBLE UNBILLED ACCOUNTS" means amounts owing to any Borrower for services rendered which have not been billed but which will be billed within 30 days from the date of the sale of goods or rendering of services giving rise to such account and, when billed, will constitute Eligible Accounts; provided that until such time as the Borrowers demonstrate to the reasonable satisfaction of the Agent that the Borrowers' information systems are capable of accurately reporting as of any given date the aggregate amount owing for unbilled services which has not been billed within 30 days from the date of the sale of goods or rendering of services, the aggregate amounts owing for unbilled goods or services excluded from Eligible Unbilled Accounts shall be estimated by the Borrowers in good faith based upon information available to the Borrowers and shall be verified and adjusted periodically by the Agent based upon the results of field audits and other information available to the Agent.

          "ELIGIBLE UNBILLED CAP AMOUNT" means $5,000,000.

          "ENVIRONMENTAL LAW" shall mean the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Sections 9601-9657, as amended by the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499, 100 Stat. 1613 (October 17, 1986), the Resource Conservation and Recovery Act, 42 U.S.C. Sections 6991-6991i, as amended by the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499, 100 Stat. 1613 (October 17, 1986), as the same may be amended from time to time, and any other presently existing or hereafter enacted or decided federal, state or local statutory or common laws relating to pollution or protection of the environment, including without limitation, any common law of nuisance or trespass, and any law or regulation relating to emissions, discharges, releases or threatened release of pollutants, contaminants or chemicals or industrial, toxic or hazardous substances or wastes into the environment (including without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants or chemicals, or industrial, toxic or hazardous substances or wastes.

          "EQUITY RIGHTS" means, with respect to any Person, any subscriptions, options, warrants, commitments, preemptive rights or agreements of any kind (including any stockholders' or voting trust agreements) for the issuance or sale of, or securities convertible into, any additional shares of capital stock of any class, or partnership or other ownership interests of any type in, such Person.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, including any rules and regulations promulgated thereunder.

          "ERISA AFFILIATE" means any corporation or trade or business which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as any Borrower or is under common control (within the meaning of Section 414(c) of the Code) with any Borrower.

          "EURODOLLAR LOAN" means any Loan Tranche when and to the extent the interest rate therefor is determined on the basis of the "Eurodollar Rate."

          "EURODOLLAR INTEREST PAYMENT DATE" means with respect to any Eurodollar Loan the last day of the Eurodollar Interest Period applicable to such Eurodollar Loan.

          "EURODOLLAR INTEREST PERIOD" means the period of time commencing on the day a Eurodollar Rate is made applicable to a Loan Tranche and ending on the numerically corresponding day in the first, second, third or sixth calendar month thereafter, as the Borrowers may select pursuant to Sections 2.07 and 2.08, provided that each such Eurodollar Interest Period which commences on the last Banking Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Banking Day of the appropriate calendar month.

          "EURODOLLAR MARGIN" means a rate of interest per year (expressed in basis points) equal to:

          (a) For the period from the date hereof through the first Banking Day of the month following the date on which the Agent receives the Borrowing Base Certificate required to be delivered by the Borrowers pursuant to
Section 7.09(a)(ii) of this Agreement and for the month ending April 30, 2002, 200 basis points; and

          (b) For each Eurodollar Margin Period (as defined below) thereafter, the Eurodollar Margin set forth below which corresponds to the Availability as of the commencement of such Eurodollar Margin Period:

                  -----------------------------------------  -----------------------------------------
                                                                          EURODOLLAR MARGIN IN
                                AVAILABILITY                              BASIS POINTS PER YEAR
                  -----------------------------------------  -----------------------------------------
                   Greater than or equal to $20,000,000                         200
                  -----------------------------------------  -----------------------------------------
                   Greater than or equal to $15,000,000                         225
                        but less than $20,000,000
                  -----------------------------------------  -----------------------------------------
                   Greater than or equal to $10,000,000                         250
                        but less than $15,000,000
                  -----------------------------------------  -----------------------------------------
                          Less than $10,000,000                                 275
                  -----------------------------------------  -----------------------------------------

          To the extent that a Eurodollar Margin Period commences during the pendency of a Eurodollar Interest Period for an existing Eurodollar Loan, the Eurodollar Margin shall remain the same for the remainder of the Eurodollar Interest Period for such existing Eurodollar Loan. Anything in the Agreement to the contrary notwithstanding, after the occurrence and during the continuance of any Event of Default and following a written demand of the Agent to the Borrowers at the request of the Required Lenders, interest shall accrue on all Loans at the Default Rate.

          "EURODOLLAR MARGIN PERIOD" means each period beginning on the first Banking Day of the month following the date on which the Agent receives the Borrowing Base Certificate required to be delivered by the Borrowers pursuant to
Section 7.09(a)(ii) for the prior month, and ending on the day immediately preceding the commencement of the next Eurodollar Margin Period.

          "EURODOLLAR RATE" means, with respect to any Eurodollar Loan for any Eurodollar Interest Period, the rate appearing on Page 3750 of the Telerate Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Banking Days prior to the commencement of such Eurodollar Interest Period, as the rate for dollar deposits with a maturity comparable to such Eurodollar Interest Period. In the event that such rate is not available at such time for any reason, then the "EURODOLLAR RATE" with respect to such Eurodollar Loan for such Eurodollar Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Eurodollar Interest Period are offered by the Agent's principal London office in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Banking Days prior to the commencement of such Eurodollar Interest Period.

          "EVENT OF DEFAULT" has the meaning given such term in Section 10.01.

          "EXCLUDED SUBSIDIARIES" means Option Care Foundation, Inc., Option Care Home Hospice Foundation, Inc., Option First, LLC, Outpatient Medical Network, Inc., Option Care Home Health, Inc., and Option Care Capital Services, Inc.

          "FACILITY DOCUMENTS" means this Credit and Security Agreement, the Notes, the Authorization Letter, all Letter of Credit documents, all Security Documents, all foreign exchange contracts and Interest Rate Protection Agreements between any of the Borrowers or Guarantors and the Agent or any of the Lenders, and any other agreement between any of the Borrowers or Guarantors and the Agent or the Lenders which by its terms provides that it is to be deemed a Facility Document hereunder.

          "FEDERAL FUNDS RATE" means, for any day, the rate per annum (expressed on a 360 day basis of calculation) equal to the weighted average of the rates on overnight federal funds transactions as published by the Federal Reserve Bank of New York for such day (or for any day that is not a Banking Day, for the immediately preceding Banking Day).

          "FIRST PRIORITY" means, with respect to any Lien purported to be created in any Collateral pursuant to Article 4 hereof or any Security Document, that such Lien is the most senior Lien (other than Permitted Liens to the extent not perfected by filing of any UCC financing statements) to which such Collateral is subject.

          "FISCAL MONTH" means each fiscal month of the Borrowers.

          "FISCAL QUARTER" means each of the fiscal three month periods commencing on the first day of the Fiscal Year and on the first day of each subsequent fiscal three month period.

          "FISCAL YEAR" means the fiscal year period of the Borrowers, each of which shall end on the 31st day of December of each year. "FY" followed by a year means the Fiscal Year ending in that year.

          "FIXED CHARGE COVERAGE RATIO" means, as of any date, the ratio of (a)
(i) EBITDA of the Borrowers and their Subsidiaries for the period of four Fiscal Quarters most recently ended prior to such date (determined on a consolidated basis without duplication in accordance with GAAP) MINUS (ii) the aggregate amount paid by the Borrowers and their Subsidiaries in cash in respect of the current portion of all income taxes for such period MINUS (iii) the aggregate amount of all Non-Financed Capital Expenditures of the Borrower and their Subsidiaries during such period, to (b) the sum for the Borrowers and their Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of (i) the aggregate amount of Interest Expense for such period, (ii) the aggregate amount of regularly scheduled payments of principal in respect of Indebtedness for borrowed money (including the principal component of any payments in respect of Capital Lease Obligations) paid or required to be paid during such period, and (iii) the aggregate amount of cash payments in respect of Earn Out Obligations paid or required to be paid during such period.

          "FOREIGN EXCHANGE OBLIGATIONS" means all obligations of the Borrowers or their Subsidiaries pursuant to and under any and all foreign exchange contracts and agreements to which any Borrower or any Subsidiary is a party as of any date of computation as if such foreign exchange agreement were to be terminated or declared to be in default on such date (after giving effect to any netting provisions).

          "FUNDED INDEBTEDNESS" means, in respect of any Person, (a) all Indebtedness of such Person for borrowed money or which has been incurred in connection with the acquisition of assets (excluding leases defined as "operating leases" under GAAP), (b) all payments in respect of item (a) above that were required to be made within one year prior to the date of any determination of Funded Indebtedness, if the obligation to make such payments shall constitute a current liability of the obligor under GAAP, (c) all Capitalized Rentals of such Person, and (d) any and all other interest-bearing Indebtedness for borrowed money (other than undrawn Letters of Credit).

          "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time, applied on a basis consistent with those used in the preparation of the financial statements referred to in
Section 6.05 (except for changes concurred in by the Borrowers' independent public accountants).

          "GOVERNMENT ACCOUNT DEBTORS" means the United States of America, any state or political subdivision thereof, any agency or instrumentality thereof, or any fiscal intermediary thereof (including any InsCo, HMO or other person acting as a Medicare or Medicaid intermediary) that is obligated to make payments to the Borrower under Medicare, Medicaid, the Civilian Health and Medical Program of the Uniformed Services, the Civilian Health and Medical Program of Veterans Affairs, or any other program established under federal or state law that provides for payments for health care goods or services to be made to providers thereof.

          "GOVERNMENT OFFSET" means any amount determined by a Government Account Debtor, or any agent or governmental agency acting on behalf of a Government Account Debtor or governmental agency, to constitute an overpayment made to any Borrower with respect to an Account and that is to be paid to such Government Account Debtor by any Borrower or is to be offset against amounts then due to any Borrower from such Government Account Debtor, including any amounts determined by the HCFA, or any agent acting on behalf thereof.

          "GOVERNMENTAL AUTHORITY" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government and the National Association of Insurance Commissioners.

          "GUARANTIES" by any Person shall mean all obligations (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing, or in effect guaranteeing, any Indebtedness, dividend or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, all obligations incurred through an agreement, contingent or otherwise, by such Person: (a) to purchase such Indebtedness or obligation or any property or assets constituting security therefor, (b) to advance or supply funds (i) for the purchase or payment of such Indebtedness or obligation, or
(ii) to maintain working capital or other balance sheet condition or otherwise to advance or make available funds for the purchase or payment of such Indebtedness or obligation, (c) to lease property or to purchase securities or other property or services primarily for the purpose of assuring the owner of such Indebtedness or obligation of the ability of the primary obligor to make payment of the Indebtedness or obligation, or (d) otherwise to assure the owner of the Indebtedness or obligation of the primary obligor against loss in respect thereof. For the purposes of all computations made under this Agreement, a

Guaranty in respect of any Indebtedness for borrowed money shall be deemed to be Indebtedness equal to the principal amount of such Indebtedness for borrowed money which has been guaranteed, and a Guaranty in respect of any other obligation or liability or any dividend shall be deemed to be Indebtedness equal to the maximum aggregate amount of such obligation, liability or dividend.

          "GUARANTORS" means any direct or indirect Subsidiary of Option Care (other than the Excluded Subsidiaries) who is not a Borrower hereunder and who from time to time agrees to guaranty the obligations of the Borrowers hereunder by executing and delivering to the Agent a Loan Guaranty, together with all of their successors and assigns.

          "HAZARDOUS MATERIALS" means any contaminants, hazardous substances, regulated substances, or hazardous wastes which may be the subject of liability pursuant to any Environmental Law.

          "HCFA" means Health Care Financing Administration or any successor thereto.

          "HEALTH CARE LAWS" means any and all federal, state and local laws and regulations governing the licensure, certification, good standing, accreditation and approval of the provision of health care goods and services provided by any Borrower or any Subsidiary, including but not limited to laws and regulations relating to licensure of operation, certificates of need, certificates of operations, insurance, fraud and abuse, kickbacks, false claims, physician self-referral arrangements, Medicaid, Medicare, the Civilian Health and Medical Program of the Uniformed Services, the Civilian Health and Medical Program of Veterans Affairs, the federal Food, Drug & Cosmetic Act, and the rules and regulations promulgated by the Food and Drug Administration and the HCFA.

          "HMO" means a health maintenance organization that is an Account Debtor of any Borrower.

          "IFSR RATING" means with respect to any InsCo or HMO, the Insurance Financial Strength Rating assigned to such InsCo or HMO by Moodys Investor Service (or comparable nationally accredited rating agency).

          "INDEBTEDNESS" of any Person means and includes all obligations of such Person which in accordance with GAAP shall be classified upon a balance sheet of such Person as liabilities of such Person, and in any event shall include all (a) obligations of such Person for borrowed money or which have been incurred in connection with the acquisition of property or assets, (b) obligations secured by any Lien upon property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such obligations, (c) obligations created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person, notwithstanding the fact that the rights and remedies of the seller, lender or lessor under such agreement in the event of default are limited to repossession or sale of property, (d) Capitalized Rentals, (e) Guaranties of obligations of others of the character referred to in this definition, (f) Earn Out Obligations, (g) Interest Rate Protection Obligations, and (h) Foreign Exchange Obligations.

          "INSCO." means an insurance company which is an Account Debtor of any Borrower.

          "INTEREST EXPENSE" means, for any period, the sum, without duplication, for the Borrowers (determined on a consolidated basis without duplication in accordance with GAAP), of the following: (a) all interest in respect of Indebtedness paid in cash during such period, but excluding capitalized debt acquisition costs (including capitalized fees and expenses related to this Agreement) PLUS (b) the net amounts paid (or minus the net amounts received) in cash in respect of Foreign Exchange Obligations or Interest Rate Protection Agreements during such period excluding reimbursement of legal fees and other similar transaction costs and excluding payments required by reason of the early termination of Foreign Exchange Obligations or Interest Rate Protection Agreements in effect on the date hereof PLUS (c) all fees, including letter of credit fees and expenses, (but excluding reimbursement of legal fees) paid in cash in pursuant to this Agreement during such period.

          "INTEREST RATE PROTECTION AGREEMENT" means any interest rate cap, swap, collar or other, similar protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement to which any Borrower or any Subsidiary is a party or for which any Borrower is liable.

          "INTEREST RATE PROTECTION OBLIGATION" means obligations of the Borrowers and their Subsidiaries pursuant to and under any and all Interest Rate Protection Agreements to which any Borrower or any Subsidiary is a party as of any date of computation as if such Interest Rate Protection Agreement were to be terminated or declared to be in default on such date (after giving effect to any netting provisions).

          "IP COLLATERAL" means, collectively, the Copyrights, Patents, Trademarks and other Collateral relating to intellectual property rights of the Borrowers, the Guarantors or any Security Document Parties under Article 4 hereof and the Security Documents.

          "JPMORGAN CHASE OFFICE" means the office of the Agent at One Chase Square CS-5, Rochester, New York, 14643.

          "LANDLORD'S WAIVER AND CONSENT" means, with respect to any Leasehold Property, a letter, certificate or other instrument in writing from the lessor under the related lease, in form approved by the Agent in its sole discretion.

          "LEASEHOLD PROPERTY" means any leasehold interest of any Borrower as lessee under any lease of real property.

          "LENDERS" means the Initial Lenders and each Person, if any, that shall become a Lender hereunder pursuant to Section 13.05 other than any Person that ceases to be a party hereto pursuant to an Assignment and Acceptance.

          "LENDING OFFICE" means, for each Lender and for each type of Loan, the lending office of such Lender (or of an Affiliate of such Lender) designated by such Lender on the signature pages hereto, as the lending office of such Lender for such type of Loan, or such other office of such Lender (or of an Affiliate of such Lender) as such Lender may from time to time specify to the Agent and the Borrowers as the office by which such Lender's Loans of such type are to be made and maintained.

          "LETTERS OF CREDIT" means any letters of credit issued from time to time by the Agent for any Borrower as the account party.

          "LETTER OF CREDIT EXPOSURE" means the maximum amount available to be drawn under all outstanding Letters of Credit (converted to U.S. Dollars based on the exchange rate in effect at the time the Letter of Credit Exposure is determined).

          "LETTER OF CREDIT SUBLIMIT" means $5,000,000.

          "LIEN" means any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute, or contract, and including but not limited to the security interest or lien arising from a mortgage, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" shall include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances (including, with respect to stock, stockholder agreements, voting trust agreements, buy-back agreements and all similar arrangements) affecting property. For the purposes of this Agreement, the Borrowers and their Subsidiaries shall be deemed to be the owner of any property which they have acquired or hold subject to a conditional sale agreement, Capitalized Lease or other arrangement pursuant to which title to the property has been retained by or vested in some other Person for security purposes and such retention or vesting shall constitute a Lien.

          "LOAN GUARANTIES" means any future Guaranties executed and delivered to the Agent by any Person, pursuant to which such Person guaranties all or any part of the debts, liabilities and obligations of the Borrowers under the Facility Documents, and all modifications and amendments thereto.

          "LOAN TRANCHE" means any portion of the Loans outstanding under the Notes as Base Rate Loans or any portion of the Loans outstanding under the Notes as a Eurodollar Loan having a particular Eurodollar Interest Period. Each Eurodollar Loan outstanding under the Notes having a different Eurodollar Interest Period shall constitute a separate Loan Tranche, and all Base Rate Revolving Credit Loans shall constitute a single Loan Tranche. Although there will be separate Notes issued to each Lender, all Notes taken together shall constitute a single Loan Tranche in respect of each corresponding Loan outstanding under all Notes.

          "LOANS" means and includes the Revolving Credit Loans and the Reimbursement Obligations under Section 2.01(c); and "LOAN" means any of the Loans.

          "LOCK BOX" means, a post office box established by the Agent or such other financial institutions as shall be acceptable to the Agent pursuant to a Lock Box Agreement with the Borrowers or their Subsidiaries into which Account Debtors of the Borrowers are directed to remit payments.

          "LOCK BOX AGREEMENT" means an agreement pursuant to which the Agent or another financial institution acceptable to the Agent maintains a post office box into which customers of the Borrowers and certain of their Subsidiaries remit payments of Accounts, and which payments are deposited into a Controlled Account Account.

          "MATERIAL ADVERSE EFFECT" means: (a) a material adverse effect on the business, operations or condition (financial or otherwise) of the Borrowers and their Subsidiaries taken as a whole; (b) a material adverse effect on the ability of the Borrowers or any Guarantor to perform or comply with any of the terms and conditions contained herein or in any other Facility Document; or (c) a material adverse effect on the legality, validity, binding effect, enforceability or admissibility into evidence of any Facility Document, or the ability of the Agent or the Lenders to enforce any rights or remedies under or in connection with any Facility Document.

          "MATERIAL LEASEHOLD PROPERTY" means a Leasehold Property reasonably determined by the Agent to be of material value as Collateral or of material importance to the operations of the Borrowers or their Subsidiaries.

          "MAXIMUM FACILITY AMOUNT" means $60,000,000.

          "MATERIAL INDEBTEDNESS" means (i) Indebtedness (other than the Loans or Letters of Credit), or (ii) obligations in respect of one or more Interest Rate Protection Agreements, in the case of (i) and (ii) of any one or more of the Borrowers or their Subsidiaries in an aggregate principal amount exceeding $1,000,000. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of any Person in respect of any Foreign Exchange Obligation or Interest Rate Protection Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that such Person would be required to pay if such Foreign Exchange Obligation or Interest Rate Protection Agreement were terminated at such time.

          "MEDICAID" means the medical assistance program established by Title XIX of the Social Security Act.

          "MEDICARE" means the health insurance program established by Title XVIII of the Social Security Act.

          "MULTIEMPLOYER PLAN" means a Plan defined as such in Section 3(37) of ERISA to which contributions have been made by any Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA.

          "NET CASH PAYMENTS" means:

               (a) with respect to any Casualty Event, the aggregate amount of proceeds of insurance, condemnation awards and other compensation received by the Borrowers or any of their Subsidiaries in respect of such Casualty Event net of (A) reasonable expenses incurred by the Borrowers or any of their Subsidiaries in connection therewith and (B) contractually required repayments of Indebtedness to the extent secured by a Lien on such property and any income and transfer taxes payable by the Borrowers or any of their Subsidiaries in respect of such Casualty Event;

               (b) with respect to any sale or other disposition of assets, the aggregate amount of all cash payments received by the Borrowers or any of their Subsidiaries directly or indirectly in connection with such sale or other disposition, whether at the time of such sale or disposition or thereafter under deferred payment arrangements, including all cash payments received in respect of investments entered into or received in connection with any such sale or other disposition of assets; provided that

                    (i) Net Cash Payments shall be net of (A) the amount of any legal, title, transfer and recording tax expenses, commissions and other fees and expenses payable by the Borrowers or any of their Subsidiaries in connection with such sale or other disposition and (B) any federal, state and local income or other taxes estimated to be payable by the Borrowers or any of their Subsidiaries as a result of such sale or other disposition, but only to the extent that such estimated taxes are in fact paid to the relevant federal, state or local governmental authority within twelve months of the date of such sale or other disposition; and

                    (ii) Net Cash Payments shall be net of any repayments by the
               Borrowers or any of their Subsidiaries of Indebtedness to the extent that (I) such Indebtedness is secured by a Lien on the property that is the subject of such sale or other disposition and (II) the transferee of (or holder of a Lien on) such property requires that such Indebtedness be repaid as a condition to the purchase of such property; and

               (c) with respect to any sale of debt or equity securities or any incurrence of Indebtedness, the aggregate amount of all cash proceeds received by the Borrowers or any of their Subsidiaries therefrom less all legal, underwriting, and similar fees and expenses incurred in connection therewith.

          "NON-FINANCED CAPITAL EXPENDITURES" means Capital Expenditures paid in cash and not financed with Indebtedness for borrowed money; PROVIDED that Capital Expenditures financed with the proceeds of Revolving Credit Loans shall be deemed to constitute "Non-Financed Capital Expenditures" for purposes of this Agreement.

          "NOTES" means the notes evidencing the Loans hereunder; and "NOTE" means any one of the Notes.

          "OBLIGATIONS" means all obligations of the Borrowers to the Lenders and the Agent under this Agreement or any of the other Facility Documents, including, without limitation, all indebtedness evidenced by the Notes, all obligations under or in respect of the Letters of Credit and all Reimbursement Obligations, and all Foreign Exchange Obligations and Interest Rate Protection Obligations of the Borrowers to the Lenders or the Agent, together with all accrued and unpaid interest, fees, expenses and charges payable by Borrowers or the Guarantors hereunder or under any of the other Facility Documents.

          "OECD" means the Organization for Economic Cooperation and Development.

          "OPTION CARE FRANCHISEE" means a Person that is not an Affiliate of any Borrower that operates a business and sells goods or renders services in accordance with a franchise agreement between Option Care or one of its Subsidiaries and such Person.

          "PBGC" means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

          "PATENTS" means all patents issued or assigned to and all patent applications made by the Borrowers and, to the extent that the grant of a security interest does not cause a breach or termination thereof, all exclusive and nonexclusive licenses to the Borrowers from third parties or rights to use patents owned by such third parties, including, without limitation, the patents, patent applications and licenses listed on SCHEDULE 6.11 hereto, along with any and all (a) inventions and improvements described and claimed therein, (b) reissues, divisions, continuations, extensions and continuations-in-part thereof, (c) income, royalties, damages, claims and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (d) rights to sue for past, present and future infringements thereof, and (e) any other rights corresponding thereto throughout the world.

          "PERCENT UTILIZATION" means, at any time, the percentage amount determined by dividing (a) the daily average aggregate principal amount of Revolving Credit Loans and Letters of Credit outstanding during the most recently ended Fiscal Quarter, by (b) the aggregate Revolving Credit Commitments of the Lenders at such time.

          "PERMITTED INVESTMENTS" means:

          (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

          (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from Standard and Poor's Ratings Service or from Moody's Investors Service, Inc.;

          (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $250,000,000;

          (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above;

          (e) advances, loans and extensions of credit to any director, officer or employee of the Credit Parties, if the aggregate outstanding amount of all such advances, loans and extensions of credit (excluding travel advances in the ordinary course of business) does not at any time exceed $100,000; and

          (f) investments in money market mutual funds that are rated AAA by Standard & Poor's Rating Service.

          "PERMITTED LIENS" has the meaning set forth in Section 8.05.

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          "PERSON" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

          "PLAN" means any employee benefit or other plan established or maintained, or to which contributions have been made, by any Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA or to which Section 412 of the Code applies.

          "PLEDGE AGREEMENT" means the Stock Pledge Agreement substantially in the form of EXHIBIT E annexed hereto, executed and delivered by each of the Borrowers at the Effective Time, as such agreements may be amended, supplemented or otherwise modified from time to time.

          "PRIME RATE" means that rate of interest from time to time announced by the Agent at its principal office as its prime commercial lending rate. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer of the Agent.

          "PROHIBITED TRANSACTION" means any transaction set forth in Section 406 of ERISA or Section 4975 of the Code.

          "PROPERTY" means any interest of any kind in property or assets, whether real, personal or mixed, and whether tangible or intangible.

          "PTO" means the United States Patent and Trademark Office or any successor or substitute office in which filings are necessary or, in the opinion of the Lender, desirable in order to create or perfect Liens on any IP Collateral.

          "REAL PROPERTY ASSET" means, at any time of determination, any fee ownership or leasehold interest owned by any Borrower in any real property.

          "REGISTER" has the meaning specified in Section 13.05 (d).

          "REGULATION U" means Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

          "REGULATORY CHANGE" means, with respect to any Lender, any change after the date of this Agreement in United States federal, state, municipal or foreign laws or regulations (including Regulation D) or the adoption or making after such date of any interpretations, directives or requests applying to a class of banks including such Lender of or under any United States federal, state, municipal or foreign laws or regulations (whether or not having the force of law) by any court, or governmental, or monetary authority charged with the interpretation or administration thereof.

          "REIMBURSEMENT OBLIGATION" means any obligation of the Borrowers to reimburse the issuer of a Letter of Credit for any amount paid by such issuer from time to time pursuant to and under any Letter of Credit.

          "RENTALS" means and includes as of the date of any determination thereof all payments (including as such all payments which the lessee is obligated to make to the lessor on termination of the lease or surrender of the property, and all payments, if any, required to be paid by the lessee regardless of sales volume or gross revenues) payable by the Borrowers or any of their Subsidiaries, as lessee or sublessee under a lease of real or personal property, but shall be exclusive of any amounts required to be paid by the Borrowers or any of their Subsidiaries (whether or not designated as rents or additional rents) on account of maintenance, repairs, insurance, taxes and similar charges.

          "REPORTABLE EVENT" has the same meaning as defined in ERISA.

          "REQUIRED LENDERS" means, at any time, Lenders having Loans and unused Revolving Credit Commitments representing at least (i) 66 2/3% of the aggregate amount of all Loans and unused Revolving Credit Commitments outstanding at such time if, at such time, there are at least three (3) Lenders that are parties to this Agreement; and (ii) 100% of the aggregate amount of all Loans and unused Revolving Credit Commitments outstanding at such time if, at such time, there shall be two (2) or fewer Lenders that are parties to this Agreement.

          "REVOLVING CREDIT COMMITMENTS" means the commitments of the Lenders to make Revolving Credit Loans to the Borrowers as in effect from time to time hereunder. The aggregate amount of the Revolving Credit Commitments shall initially equal $60,000,000 and may be reduced pursuant to Section 2.10.

          "REVOLVING CREDIT COMMITMENT AMOUNT" means, with respect to each Lender, the commitment of such Lender to make Revolving Credit Loans hereunder, as such commitment may be (a) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 12.05 and (b) reduced from time to time pursuant to Section 2.10. The initial Revolving Credit Commitment Amount of each Lender is the amount set forth opposite such Initial Lender's name as such Lender's "Revolving Credit Commitment Amount" on SCHEDULE 2.01(a) hereto, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Revolving Credit Commitment, as applicable.

          "REVOLVING CREDIT COMMITMENT PERCENTAGE" means for each Lender the percentage determined by dividing such Lender's Revolving Credit Commitment Amount by the aggregate amount of Revolving Credit Commitments, as such Revolving Credit Commitments may be reduced from time to time pursuant to
Section 2.10. The initial Revolving Credit Commitment Percentage of each Lender is as set forth opposite such Lender's name on SCHEDULE 2.01(a) hereto, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Revolving Credit Commitment, as applicable.

          "REVOLVING CREDIT LOAN" means a Base Rate Loan or a Eurodollar Loan made pursuant to Section 2.01 hereof.

          "REVOLVING CREDIT NOTE" means a Note of the Borrowers issued to a Lender in substantially the form of EXHIBIT A hereto.

          "REVOLVING CREDIT OBLIGATIONS" means all Obligations of the Borrowers hereunder in respect of the Revolving Credit Loans and the Revolving Credit Commitments.

          "REVOLVING CREDIT TERMINATION DATE" means March 29, 2005, provided that if such date is not a Banking Day, such date shall be the next succeeding Banking Day (or, if such next succeeding Banking Day falls in the next calendar month, the immediately preceding Banking Day).

          "SECURITY DOCUMENTS" means the Pledge Agreement, the other agreements, instruments and documents identified on SCHEDULE 5.01(a) hereto and all other instruments or documents delivered by any Borrower or any Guarantor or any shareholder of a Borrower or Guarantor pursuant to this Agreement or any of the other Facility Documents in order to grant to the Agent, on behalf of the Lenders, a Lien on any real, personal or mixed property of that Borrower or Guarantor as security for any of the Obligations of the Borrowers and Guarantors hereunder.

          "SECURITY DOCUMENT PARTY" means each party to a Security Document other than the Borrowers or the Guarantors.

          "STATUTORY RESERVE RATE" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board of Governors of the Federal Reserve to which the Agent is subject with respect to the Adjusted Eurodollar Rate for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board of Governors of the Federal Reserve). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

          "SUBSIDIARY" means, with respect to any Person (the "PARENT") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held by the parent, or (b) that is, as of such date, otherwise Controlled by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. As used herein without reference to any "parent", the terms "Subsidiary" and "Subsidiaries" shall mean a Subsidiary or Subsidiaries, respectively, of the Borrowers.

          "SUBORDINATED INDEBTEDNESS" means Indebtedness of the Borrowers incurred after the Effective Date which matures in its entirety later than the Loans and by its terms (or by the terms of a subordination agreement) is made subordinate and junior in right of payment to the Loans and all other Obligations of the Borrowers and their Subsidiaries under the Facility Documents.

          "TOTAL EXPOSURE" means, at any time, the aggregate outstanding principal amount of Revolving Credit Loans, accrued and unpaid interest, fees and charges, Letter of Credit Exposure and Reimbursement Obligations, Foreign Exchange Obligations and Interest Rate Protection Obligations owing from the Borrowers to the Lenders and the Agent at such time.

          "TOTAL LEVERAGE RATIO" means, as of any date, (a) the aggregate amount of Funded Indebtedness (including the capitalized amount of any Earn Out Obligations, all Loans made hereunder and all outstanding Subordinated Indebtedness) of the Borrowers and the Guarantors (determined on a consolidated basis without duplication in accordance with GAAP) as of such date DIVIDED BY
(b) consolidated EBITDA for the period of four Fiscal Quarters most recently ended prior to such date.

          "TRADEMARKS" means all trademarks (including service marks), federal and state trademark registrations and applications made by the Borrowers, common law trademarks and trade names owned by or assigned to the Borrowers, all registrations and applications for the foregoing and all exclusive and nonexclusive licenses from third parties of the right to use trademarks of such third parties, including, without limitation, the registrations, applications, unregistered trademarks, service marks and licenses listed on SCHEDULE 6.11 hereto, along with any and all (a) renewals thereof, (b) income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, damages, claims and payments for past or future infringements thereof, (c) rights to sue for past, present and future infringements thereof, and (d) foreign trademarks, trademark registrations, and trade name applications for any thereof and any other rights corresponding thereto throughout the world.

          "UNCOLLECTED FUNDS" means all deposits of items which shall be on deposit in the Collateral Account from time to time during the period from the date on which such deposits became Available Funds to the beginning of the second following Banking Day.

          "UNCOLLECTED FUNDS COMPENSATION" means the compensation payable to the Agent pursuant to Section 2.9 hereof.

          "UNFUNDED VESTED LIABILITIES" means, with respect to any Plan, the amount (if any) by which the present value of all vested benefits under the Plan exceeds the fair market value of all Plan assets allocable to such benefits, as determined on the most recent valuation date of the Plan and in accordance with the provisions of ERISA for calculating the potential liability of the Borrowers or any ERISA Affiliate to PBGC or the Plan under Title IV of ERISA.

          "UNUSED FACILITY AMOUNT" means, at any time of determination, the difference between (a) the aggregate Revolving Credit Commitments of the Lenders at such time and (b) the sum of the outstanding principal amount of all Loans and Letter of Credit Exposure at such time.

          "VOTING STOCK" means securities of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

          "WHOLLY-OWNED SUBSIDIARY" means, with respect to any person, any corporation or other entity of which all of the Voting Stock is at the time of determination owned directly or indirectly by such Person.

          Section 1.02. ACCOUNTING PRINCIPLES. Where the character or amount of any asset or liability or item of income or expense is required to be determined, or any consolidation, combination or other accounting computation is required to be made, for the purposes of this Agreement, the same shall be done in accordance with GAAP, to the extent applicable, except where such principles are inconsistent with the requirements of this Agreement.

          Section 1.03. DIRECTLY OR INDIRECTLY. Where any provision in this Agreement refers to action to be taken or not to be taken by any Person, such provision shall be applicable whether the action in question is taken directly or indirectly by such Person.

          Section 1.04. CONSTRUCTION. In the event of any inconsistency between the covenants contained in the Security Documents and the covenants contained in this Agreement, the provisions of this Agreement shall govern and be controlling.

          Section 1.05.  JOINT AND SEVERAL OBLIGATIONS; BORROWERS' AGENT.


               (a) All obligations of the Borrowers hereunder shall be joint and several. Any notice, request, waiver, consent or other action made, given or taken by any Borrower shall bind all of the Borrowers.

               (b) Each of the Borrowers hereby authorizes Option Care to act as agent (the "Borrowers' Agent") for the Borrowers, and to execute and deliver on behalf of any Borrower such notices, requests, waivers, consents, certificates, and other documents, and to take any and all actions, required or permitted to be delivered or taken by the Borrowers hereunder. The Borrowers' Agent hereby designates the financial officers of the Borrowers' Agent identified in the Authorization Letter (the "Designated Financial Officers") to act for and on behalf of the Borrowers' Agent and each of the Borrowers, and to execute and deliver on behalf of the Borrowers' Agent and each of the Borrowers such notices, requests, waivers, consents, certificates, and other documents, and to take any and all actions, required or permitted to be delivered or taken by the Borrowers' Agent and each of the Borrowers hereunder. The Borrowers' Agent and each of the Borrowers hereby agrees that the Agent and the Lenders shall be entitled to exclusively rely on any instrument, certificate, notice, agreement or other document that is signed by any of the Designated Financial Officers.

                                   ARTICLE 2.

                                   THE CREDIT

          Section 2.01.  THE REVOLVING CREDIT LOANS AND LETTERS OF CREDIT.

               (a) Subject to the terms and conditions of this Agreement, each of the Lenders severally agrees to make Revolving Credit Loans to the Borrowers from time to time from and including the date hereof to but excluding the Revolving Credit Termination Date in an aggregate principal amount at any one time outstanding up to but not exceeding its Revolving Credit Commitment Amount; PROVIDED that the obligation of each Lender to make Revolving Credit Loans hereunder is subject to the condition that the Total Exposure (after giving effect to the funding of such Revolving Credit Loans) shall not exceed the Borrowing Base.

               (b) The Revolving Credit Loans shall be evidenced by Revolving Credit Notes of the Borrowers issued to the Initial Lenders in the form of EXHIBIT A, dated as of the Effective Date, payable to the order of the Initial Lenders in the aggregate principal amount equal to the aggregate initial amount of the Revolving Credit Commitments as of the Effective Date. The Revolving Credit Loans may be assigned to, and the corresponding Revolving Credit Commitments may be assumed by, one or more Eligible Assignees pursuant to
Section 13.05, whereupon the amounts payable to each such Lender in respect of Revolving Credit Loans shall be evidenced by a Note in the form of EXHIBIT A issued to each such Lender in accordance with Section 13.05 dated as of the date of the corresponding Assignment and Acceptance and duly completed and executed by the Borrowers.

               (c) Subject to the provisions of Section 2.13 hereof and the other terms and conditions of this Agreement, at the request of the Borrowers' Agent the Agent shall issue Letters of Credit from time to time from and including the date hereof to but excluding the Revolving Credit Termination Date up to but not exceeding the lesser of (i) the difference between (A) the lesser of (x) the aggregate amount of all Revolving Credit Commitments and (y) the Borrowing Base and (B) the Total Exposure immediately prior to the issuance of such Letter of Credit and (ii) the difference between (A) the Letter of Credit Sublimit and (B) the aggregate amount of the Letter of Credit Exposure which exists immediately prior to the issuance of such Letter of Credit.

          Section 2.02.  FUNDING OF REVOLVING CREDIT LOANS.

               (a) Until such time as the Borrowers shall have established a Controlled Disbursements Account with the Agent, to request the funding of any Revolving Credit Loans hereunder, the Borrowers' Agent shall deliver to the Agent notice in accordance with Section 2.11 setting forth the amount of the requested Revolving Credit Loans to be funded, the Availability as set forth in the most recent Borrowing Base Certificate delivered to Agent, whether such Revolving Credit Loans are to be Base Rate Loans or Eurodollar Loans and, if such Revolving Credit Loans are to be Eurodollar Loans, the respective Eurodollar Interest Period for such Eurodollar Loans. Following receipt of such notice, the Agent shall, not later than 2:00 p.m. New York, New York time, on
(i) the same Banking Day that such notice is given, if such Revolving Credit Loans are to be Base Rate Loans, or (ii) on the third Banking Day after such notice is given, if such Revolving Credit Loans are to be Eurodollar Loans, subject to the conditions of this Agreement, make available to the Borrowers by a credit to an account of the Borrowers maintained at the Agent the amount of such requested Revolving Credit Loans. The Revolving Credit Loans shall be deemed to be made by each Lender and to be outstanding to each Lender under the Revolving Credit Note issued to such Lender as of the date that such credit is made available to the Borrowers without regard to the settlement procedures between the Agent and the Lenders pursuant to Section 2.14.

               (b) After such time as the Borrowers shall have established a Controlled Disbursements Account with the Agent, not later than 2:00 p.m., New York, New York time, on each Banking Day, the Agent shall, subject to the conditions of this Agreement (but without any further written notice required), make available to the Borrowers by a credit to an account of the Borrowers maintained at the Agent the proceeds of Base Rate Revolving Credit Loans to the extent necessary to pay items to be drawn on the Controlled Disbursements Account that day after giving effect to all Available Funds to be deposited to the Controlled Disbursements Account on that day. All other Revolving Credit Loans and all requests for the making of Eurodollar Loans, or for the conversion of Base Rate Loans into Eurodollar Loans, shall be made upon notice given in accordance with
Section 2.11. The Revolving Credit Loans shall be deemed to be made by each Lender and to be outstanding to each Lender under the Revolving Credit Note issued to such Lender as of the date that such credit is made available to the Borrowers without regard to the settlement procedures between the Agent and the Lenders pursuant to Section 2.13.

          Section 2.03.  PRINCIPAL REPAYMENT OF REVOLVING CREDIT LOANS.

               (a) Each Revolving Credit Loan shall mature and be payable in full on the Revolving Credit Termination Date.

               (b) Except to the extent otherwise expressly provided in any Security Document, the Agent shall, not later than as of 1:00 p.m. on each Banking Day when any Revolving Credit Loans shall be outstanding, transfer out of the Collateral Account all moneys remitted to the Agent by Account Debtors of the Borrowers or by financial institutions at which Controlled Accounts are maintained, first making payments of the outstanding principal amount of the Revolving Credit Loans (including all Revolving Credit Loans made or to be made that day) by a debit to the Collateral Account in an amount equal to the balance of the Collateral Account after giving effect to all Available Funds deposited to the Collateral Account on that day and prior to any other transfers from the Collateral Account. All such payments shall be applied first to the outstanding principal amount of all Base Rate Loans. Except upon the occurrence and during the continuance of an Event of Default, no payment of a Eurodollar Loan shall be made under this section on a date other than the last day of an Interest Period or the Revolving Credit Termination Date. To the extent that a payment hereunder creates a credit balance under the Revolving Credit Obligations, such credit balance shall bear interest and Agent shall credit the Revolving Credit Obligations at a rate per annum equal to the Prime Rate MINUS three percent (3%).

               (c) If at any time (i) the Total Exposure exceeds (ii) the Borrowing Base, then immediately upon demand by the Agent, the Borrowers shall either (A) prepay Revolving Credit Loans by an amount equal to such excess, or
(B) provide the Agent and the Lenders with Cash Equivalents as security for the payment of such excess.

          Section 2.04. MANDATORY PREPAYMENTS. In addition to the payment required under Section 2.03(c), the Borrowers shall make the following mandatory prepayments of the Loans:

               (a) CASUALTY EVENTS. Within 90 days following the receipt by the Borrowers or any of their Subsidiaries of the proceeds of insurance, condemnation award or other compensation in respect of any Casualty Event affecting any property of the Borrowers or any of their Subsidiaries (or upon such earlier date as the Borrowers or any of their Subsidiaries, as the case may be, shall have determined not to repair or replace the property affected by such Casualty Event), the Borrowers shall prepay the Revolving Credit Loans by an aggregate amount, if any, equal to 100% of the Net Cash Payments from such Casualty Event not theretofore applied or committed to be applied to the repair or replacement of such property (it being understood that if Net Cash Payments committed to be applied are not in fact applied within 90 days of the respective Casualty Event, then such Proceeds shall be applied to the prepayment of the Revolving Credit Loans as provided in this clause (a) at the expiration of such 90 day period), such prepayment to be effected in each case in the manner and to the extent specified in paragraph (d) of this Section 2.04.

               (b) SALE OF EQUITY SECURITIES. Without limiting the obligation of the Borrowers to obtain the consent of the Lenders in accordance with Section
13.01 with respect to any sale of equity securities not otherwise permitted hereunder, the Borrowers agree, on or prior to the closing of any sale of equity securities by the Borrowers or any of their Subsidiaries (other than the issuance of equity securities to employees in accordance with stock option and related employee benefit programs), to deliver to the Agent a statement certified by the Chief Financial Officer of the Borrowers' Agent, in form and detail reasonably satisfactory to the Agent, of the estimated amount of the Net Cash Payments of such sale of equity securities that will (on the date of such sale) be received by the Borrowers or their Subsidiaries in cash, and, upon the date of such sale of equity securities, the Borrowers shall prepay the Revolving Credit Loans by an aggregate amount equal to 100% of the Net Cash Payments of such sale of equity securities received by the Borrowers or their Subsidiaries, such prepayment to be effected in each case in the manner and to the extent specified in paragraph (d) of this Section 2.04.

               (c) SALE OF ASSETS. Without limiting the obligation of the Borrowers to obtain the consent of the Lenders in accordance with Section 13.01 with respect to any sale or other disposition of assets not otherwise permitted hereunder, the Borrowers agree, on or prior to the occurrence of any sale or other disposition of assets by the Borrowers or any of their Subsidiaries (other than dispositions permitted under Sections 8.01(a) or 8.01(b)), to deliver to the Agent a statement certified by the Chief Financial Officer of Option Care, in form and detail reasonably satisfactory to the Agent, of the estimated amount of the Net Cash Payments of such sale or other disposition that will (on the date of such sale or other disposition) be received by the Borrowers or their Subsidiaries in cash and the Borrowers shall prepay the Revolving Credit Loans, as follows:

               (i) within ten (10) days of the date of such sale or other disposition, by an aggregate amount equal to 100% of the portion of such estimated amount of the Net Cash Payments of such sale or other disposition received by the Borrowers or their Subsidiaries that exceed the amounts set forth in clause (ii) of the proviso in Section 8.01, in cash on the date of such sale or other disposition; and

               (ii) thereafter, quarterly, on the date of the delivery of the financial statements for any Fiscal Quarter or Fiscal Year by the Borrowers to the Agent pursuant to Sections 7.08(a) and 7.08(b), to the extent the Borrowers or any of their Subsidiaries shall receive Net Cash Payments during the fiscal period ending on the date of such financial statements in cash under deferred payment arrangements or in respect of investments entered into or received in connection with any such sale or disposition, by an amount equal to (A) 100% of the portion of the aggregate amount of such Net Cash Payments that exceed the amounts set forth in clause (ii) of the proviso in Section 8.01 MINUS (B) any transaction expenses associated with such sale or dispositions and not previously deducted in the determination of Net Cash Payments PLUS (or MINUS, as the case may be) (C) any other adjustment received or paid by the Borrowers or any of their Subsidiaries pursuant to the respective agreements giving rise to such sale or dispositions and not previously taken into account in the determination of the Net Cash Payments.

Prepayments of the Loans resulting from any sale or other disposition of assets shall be effected in each case in the manner and to the extent specified in paragraph (d) of this Section 2.04.

               (d) APPLICATION. In the event of any mandatory prepayment pursuant to this Section 2.04, such prepayment shall be applied, first, to the payment of accrued interest in respect of outstanding Base Rate Revolving Credit Loans, second, to the principal amount of outstanding Base Rate Revolving Credit Loans, third, to interest in respect of outstanding Eurodollar Revolving Credit Loans, and fourth, to the principal amount of outstanding Eurodollar Revolving Credit Loans. The Revolving Credit Commitments shall not be subject to permanent reduction as result of any mandatory prepayment.

               (e) PREPAYMENT PENALTIES. The Borrower shall not be required to pay any prepayment premiums or penalties in connection with any mandatory prepayment pursuant to this Section 2.04, other than payments required to be paid pursuant to Section 3.05 in connection with any prepayment of any Eurodollar Loan.

          Section 2.05.  INTEREST.

               (a) Interest shall accrue on the outstanding and unpaid principal amount of each Loan for the period from and including the date of such Loan to but excluding the date such Loan is due, at the following rates per year: (i) for a Loan Tranche which is outstanding as a Base Rate Loan, at a variable rate per annum equal to the Adjusted Base Rate plus the Applicable Margin; and (ii) for a Loan Tranche which is outstanding as a Eurodollar Loan, at a fixed rate during the applicable Eurodollar Interest Period equal to the corresponding Eurodollar Rate plus the Applicable Margin; PROVIDED HOWEVER that after the occurrence and during the continuance of any Event of Default and a written demand of the Agent to the Borrowers at the request of the Required Lenders, interest shall accrue on all Loans at the Default Rate.

               (b) Interest on each Eurodollar Loan shall be calculated on the basis of a year of 360 days for the actual number of days elapsed. Interest on each Base Rate Loan shall be calculated on the basis of a year of 360 days for the actual number of days elapsed. Promptly after the determination of any interest rate provided for herein or any change therein, the Agent shall notify the Borrowers and the Lenders thereof.

               (c) Accrued interest on each Base Rate Loan shall be due and payable to the Agent for account of each Lender in arrears on the first Banking Day of each calendar month, regardless of any payment of the principal thereof.

               (d) Accrued interest on each Eurodollar Loan shall be due and payable to the Agent for account of each Lender in arrears upon any payment of principal and on each corresponding Eurodollar Interest Payment Date.

          Section 2.06. EURODOLLAR INTEREST PERIODS. In the case of each Loan other than a Base Rate Loan, the Borrowers shall select a Eurodollar Interest Period of any duration in accordance with the definition of Eurodollar Interest Period in Section 1.01, subject to the following limitations:

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(a) no Eurodollar Interest Period shall have a duration of less than one month, and if any such proposed Eurodollar Interest Period would otherwise be for a shorter period (as a result of the Revolving Credit Termination Date or otherwise), such Eurodollar Interest Period shall not be available; and (b) if a Eurodollar Interest Period would end on a day which is not a Banking Day, such Eurodollar Interest Period shall be extended to the next Banking Day, unless such next Banking Day would fall in the next calendar month in which event such Eurodollar Interest Period shall end on the immediately preceding Banking Day. All elections of a Eurodollar Interest Period shall be made by the Borrowers' Agent upon three Banking Days' notice to the Agent in accordance with Section 2.11, and the Agent shall quote to the Borrowers the actual Eurodollar Rate to take effect for such Eurodollar Interest Period (based upon the rate quotation described in the definition of Eurodollar Rate) on the next Banking Day. Notwithstanding anything to the contrary set forth herein, the Borrowers shall not be permitted to request any Eurodollar Loans until the Agent has completed its initial syndication of the credit facilities hereunder.

          Section 2.07. CONVERSIONS. Except to the extent specified to the Initial Lenders prior to the Effective Date, each Loan shall be deemed to be a Base Rate Loan unless and until converted to a Eurodollar Loan in accordance with terms of this Section 2.07. The Borrowers shall have the right to make payments of principal, or to convert a Loan Tranche from a Base Rate Loan to a Eurodollar Loan or from a Eurodollar Loan to a Base Rate Loan at any time or from time to time, provided that: (a) if the Loan Tranche is outstanding as a Eurodollar Loan, it may be converted only on the last day of the applicable Eurodollar Interest Period; (b) if the Loan Tranche is outstanding as a Eurodollar Loan, it shall automatically convert to a Base Rate Loan on the last day of the applicable Eurodollar Interest Period, unless the Borrowers' Agent gives notice to the Agent in accordance with Section 2.11 three (3) Banking Days prior to the last day of the corresponding Eurodollar Interest Period specifying a new Eurodollar Interest Period to apply to such Loan Tranche; (c) no Loan Tranche comprising a Eurodollar Loan may be in a principal amount less than $500,000; (d) there may be no more than six (6) Loan Tranches comprising Eurodollar Loans outstanding at any one time; and (e) no Loan Tranche comprising a Eurodollar Loan may be created (or continued after the last day of the applicable Eurodollar Interest Period) while any Default or Event of Default exists and continues.

          Section 2.08. VOLUNTARY PREPAYMENTS. In addition to repayments made pursuant to Section 2.03(b), the Borrowers shall have the right to prepay Loans at any time or from time to time; provided that: (i) the Borrowers' Agent shall give the Agent notice of each such prepayment as provided in Section 2.11; and
(ii) the Borrowers shall be responsible for the payment of such amounts as provided in Section 3.05 with respect to the prepayment of any Eurodollar Loans prepaid on any date other than the last day of the corresponding Eurodollar Interest Period. In addition, but subject to the foregoing, as a condition to giving effect to any termination of the Revolving Credit Commitments pursuant to
Section 2.10, the aggregate principal of all Revolving Credit Loans shall be fully prepaid, together with interest thereon accrued to the date of such payment and all amounts payable pursuant to Section 2.13(c) and/or Section 3.05 in connection therewith.

          Section 2.09. UNCOLLECTED FUNDS COMPENSATION. Any credit extended by the Agent to the Borrowers by allowing the Uncollected Funds in any Collateral Account maintained by the Borrowers at the Agent to be immediately available funds to the Borrowers shall not be deemed to be Loans hereunder. Uncollected Funds Compensation to the Agent shall accrue on the

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

amount of the Uncollected Funds in existence from time to time at a variable rate per annum equal to the Adjusted Base Rate plus the Applicable Margin for Base Rate Loans for two (2) full days. Upon making such computation, the Agent is authorized to make a Revolving Credit Loan to the Borrowers for the amount thereof (or during the continuance of an Event of Default, debit the Collateral Account) for the payment thereof to the Agent. The Agent shall notify the Borrowers of the amount of the Uncollected Funds Compensation for the preceding calendar month in the next monthly statement rendered by the Agent to the Borrowers.

          Section 2.10. TERMINATION OF REVOLVING CREDIT COMMITMENTS. The Borrowers shall have the right to terminate the amount of Revolving Credit Commitments in whole or in part at any time, provided that (a) the Borrowers' Agent shall give notice of such termination to the Agent as provided in Section
2.11 and (b) each reduction of the Revolving Credit Commitments shall be in an amount that is at least equal to $1,000,000 or any greater multiple of $1,000,000. Any portion of the Revolving Credit Commitments that has been terminated may not be reinstated.

          Section 2.11. CERTAIN NOTICES. Notices by the Borrowers' Agent to the Agent of borrowings other than pursuant to Section 2.02(b), notice of conversion of any Base Rate Loans to Eurodollar Loans pursuant to Section 2.07, and notice of each prepayment of a Loan pursuant to Section 2.08 (which does not include repayments pursuant to Section 2.03(b)) or of termination of the Revolving Credit Commitments pursuant to Section 2.10 shall be irrevocable and shall be effective only if received by the Agent in writing on a Banking Day and (a) in the case of Base Rate Loans and prepayments of Base Rate Loans given not later than 11:00 a.m. New York City time on the date of such Base Rate Loan or such prepayment; (b) in the case of Eurodollar Loans and prepayments of Eurodollar Loans, given not later than 11:00 a.m. New York City time three (3) Banking Days prior to the date of such Eurodollar Loan or such prepayment and (c) in the case of termination of the Revolving Credit Commitments, given not later than 12:00 noon New York City time four Banking Days prior thereto. Each such notice of borrowing or prepayment shall specify the amount of the Loans to be borrowed or prepaid and the date of borrowing or prepayment (which shall be a Banking Day). The Agent shall promptly notify the Lenders of the contents of each such notice.

          Section 2.12. CALCULATION OF BORROWING BASE. The Agent shall calculate from time to time the amount of the Borrowing Base, based upon the most recent Borrowing Base Certificate, and such amount shall be the "Borrowing Base" hereunder; provided, however, that the Agent, in its reasonable discretion, may on five (5) Banking Days prior written notice to the Borrowers, establish additional reserves against the Borrowing Base, taking into account, among other things, but without limitation in any way, increases in receivables dilution as shown in periodic field examinations.

          Section 2.13.  LETTERS OF CREDIT.

               (a) Subject to the terms and conditions set forth herein, the Borrowers' Agent may request the issuance of Letters of Credit for the account of any of the Borrowers or their Subsidiaries, in a form reasonably acceptable to the Agent, by delivering to the Agent by electronic or facsimile transmission (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a letter of credit application in the form required by the Agent. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit, the Borrowers shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the Total Exposure at such time does not exceed the lesser of (x) the Borrowing Base at such time or (y) the aggregate Revolving Credit Commitments at such time, and (ii) the Letter of Credit Exposure at such time does not exceed the LC Sublimit at such time.

               (b) Each Letter of Credit shall expire (without giving effect to any extension thereof by reason of an interruption of business) at or prior to the close of business on the earlier of (i) the date 360 days, in the case of standby Letters of Credit, or 180 days, in the case of commercial or documentary Letters of Credit, after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension of any standby Letter of Credit, 365 days after such renewal or extension) provided that any such standby Letter of Credit may provide for automatic extensions thereof to a date not later than 365 days beyond its current expiration date, and (ii) the date that is five (5) Banking Days prior to the Revolving Credit Termination Date. No Letter of Credit may be extended beyond the date that is five (5) Banking Days prior to the Revolving Credit Termination Date.

               (c) If the Agent shall make any disbursement in respect of any Letter of Credit, the resulting Reimbursement Obligation created thereby shall be deemed to be a Revolving Credit Loan from each of the Lenders in accordance with each Lender's Revolving Credit Commitment Percentage. The Agent shall notify the Lenders of the creation of any Reimbursement Obligation within two Banking Days of any disbursement made by the Agent pursuant to or under any Letter of Credit.

               (d) The Borrowers' Reimbursement Obligations with respect to Letters of Credit shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Agent to the beneficiary under a Letter of Credit against presentation of a draft or other document that substantially complies but does not strictly comply with the terms of such Letter of Credit and (iv) any other event or circumstance whatsoever (other than gross negligence or willful misconduct of the Agent), whether or not similar to any of the foregoing, that might, but for the provisions of this
Section 2.13, constitute a legal or equitable discharge of the Borrowers' obligations hereunder.

          Section 2.14. SETTLEMENT BETWEEN AGENT AND LENDERS. The Agent and the Lenders shall settle on an aggregated and netted basis (the "SETTLEMENT AMOUNT") on a weekly basis or with such greater frequency as the Agent may determine (each such date on which such a settlement occurs being a "SETTLEMENT DATE") for all amounts which shall have become due to and due from the Agent and the Lenders since the immediately preceding Settlement Date with respect to any Obligations, other than the Settlement Amount which became due on the immediately preceding Settlement Date. The Agent shall notify the Lenders by 11:00 A.M. on each Settlement Date of the Settlement Amount which is payable by the Agent or the Lenders, and the Agent or the Lenders, as the case may be, shall make payment of the Settlement Amount by an electronic funds transfer not later than 5:00 P.M. on the Settlement Date. Nothing in this Section 2.14 or the settlement procedures made pursuant to this Section 2.14 shall be deemed to change, as between the Borrowers and the Lenders, the amount of the Loans which are outstanding under the Notes to each of the Lenders or the accrual of interest due to each of the Lenders on such Loans.

          Section 2.15.  FEES.

               (a) The Borrowers agree to pay to the Agent quarterly after the date hereof through the Revolving Credit Termination Date and on the Revolving Credit Termination Date for the account of each of the Lenders a commitment fee which shall accrue on the daily average Unused Facility Amount for the period from and including the date hereof to the earlier of the date the Revolving Credit Commitments are terminated in their entirety or the Revolving Credit Termination Date. The commitment fee shall be calculated on the basis of a 360 day year for the actual number of days elapsed at a rate per year equal to the Applicable Commitment Fee Rate. The commitment fee shall be due and payable in arrears quarterly on the first Banking Day of each calendar quarter and shall be computed by Agent. On each such payment date, the Agent is authorized to make a Revolving Credit Loan to the Borrowers for the amount thereof (or during the continuance of an Event of Default, debit the Collateral Account) for the payment thereof to the Lenders. The Agent shall notify the Borrowers of the amount of the commitment fee for the preceding quarter in the next monthly statement rendered by the Agent to the Borrowers.

               (b) The Borrowers agree to pay, with respect to Letters of Credit issued hereunder, the following fees: (i) to the Agent for the benefit of the Lenders (according to each Lender's Revolving Credit Commitment Percentage), a letter of credit fee in respect of each standby Letter of Credit issued hereunder which accrues at a rate equal to (x) the face amount of such Letter of Credit multiplied by (y) the applicable Eurodollar Margin, such fees to be calculated on the basis of a 360 day year for actual number of days elapsed and paid by the Borrowers quarterly in advance on the first Banking Day of each Fiscal Quarter, (ii) to the Agent for the benefit of the Lenders (according to each Lender's Revolving Credit Commitment Percentage), a letter of credit fee in respect of each documentary Letter of Credit issued hereunder which accrues at a rate equal to (x) the greater of (a) the applicable Eurodollar Margin less 50 basis points and (b) 150 basis points MULTIPLIED BY (y) the face amount of such Letter of Credit, such fees to be calculated on the basis of a 360 day year for actual number of days elapsed and paid by the Borrowers quarterly in advance on the first Banking Day of each calendar quarter, (iii) to the Agent for its own account, a letter of credit fronting fee payable in advance on the issuance date of each Letter of Credit in an amount equal to twelve and one-half (12.5) basis points multiplied by the face amount of such Letter of Credit and (iv) to the Agent for its customary processing fees and expenses charged by the Agent for issuing, amending, modifying or extending any Letter of Credit. Upon making a computation of the amount of such Letter of Credit fee, the Agent is authorized to make a Revolving Credit Loan to the Borrowers for the amount thereof. The Agent shall notify the Borrowers of the amount of such Letter of Credit fee in the next monthly statement rendered by the Agent to the Borrowers.

               (c) In the event that the Revolving Credit Commitments are terminated in their entirety by the Borrowers prior to the second anniversary of the Effective Date, the Borrowers shall pay to the Agent for the account of each of the Lenders an early termination fee in an amount equal to (i) 1.00% of the daily average aggregate amount of the Revolving Credit Commitments of the Lenders during the period from the Closing Date through the date preceding

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the date of termination, if the Revolving Credit Commitments are terminated prior to the first anniversary of the Effective Date and (ii) 0.50% of the daily average aggregate amount of the Revolving Credit Commitments of the Lenders during the 365 day period preceding the date of termination, if the Revolving Credit Commitments are terminated on or after the first anniversary of the Effective Date but prior to the second anniversary of the Effective Date; provided, however, that no such prepayment fee shall be payable under this paragraph (c) if the Revolving Credit Commitments are terminated in connection with a refinancing of the Loans by the Agent or any of its affiliates.

          (d) The Borrowers agree to pay the Agent (for its own account) such fees payable in such amounts and at the times separately agreed to in writing between the Borrowers and the Agent.

          Section 2.16. PAYMENTS GENERALLY. All payments under this Agreement or the Notes shall be made in United States Dollars in funds which are immediately available not later than 1:00 p.m. New York City time on the relevant dates specified above (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Banking Day) at the JPMorgan Chase Office for the account of each Lender. In the event that any payment under this Agreement becomes due at a time when no Revolving Credit Loans are then outstanding, the Borrowers shall deliver such payment to the Agent prior to the specified date of payment. If, at the time any such payment becomes due there are Revolving Credit Loans outstanding, or, if the Borrowers fail to make any such payment as and when due, the Agent, at its discretion without the requirement of obtaining the consent of or giving prior notice to the Borrowers, may make a Revolving Credit Loan to the Borrowers for the amount thereof (or during the continuance of an Event of Default, debiting the Collateral Account for the payment thereof to the Lenders). The Agent, or any Lender for whose account any such payment is to be made, may (but shall not be obligated to) debit the amount of any such payment which is not made by such time to any ordinary deposit account of the Borrowers with the Agent or such Lender, as the case may be, and any Lender so doing shall promptly notify the Agent. Subject to Section 12.16, the Borrowers shall, at the time of making each payment under this Agreement or the Notes, specify to the Agent the principal or other amount payable by the Borrowers under this Agreement or the Notes to which such payment is to be applied and in the event that it fails to so specify, or if a Default or Event of Default has occurred and is continuing, the Agent may, subject to Section 12.16, apply such payment as it may elect in its sole discretion. If the due date of any payment under this Agreement or the Notes would otherwise fall on a day which is not a Banking Day, such date shall be extended to the next succeeding Banking Day and interest shall be payable for any principal so extended for the period of such extension. Each payment received by the Agent hereunder or under any Note for the account of a Lender shall be paid promptly to such Lender, in immediately available funds, for the account of such Lender's Lending Office.

          Section 2.17. PURPOSE. The Borrowers shall use the proceeds of the Loans (a) to refinance the Indebtedness of the Borrowers listed on SCHEDULE 2.17 hereto, (b) for working capital requirements of the Borrowers and their Subsidiaries, (c) to finance transaction costs associated with the closing of the transactions contemplated by the Facility Documents, (d) to support Letters of Credit up to the Letter of Credit Sublimit, (e) for Permitted Acquisitions, and (f) for other general corporate purposes.

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                                   ARTICLE 3.

                       YIELD PROTECTION; ILLEGALITY; ETC.

          Section 3.01.  ADDITIONAL COSTS.

               (a) The Borrowers shall pay directly to each Lender from time to time within five Banking Days of demand therefor such amounts as such Lender may reasonably determine to be necessary to compensate it for any costs which such Lender determines are attributable to its making or maintaining any Eurodollar Loans under this Agreement or its Note or its obligation to make any such Loans hereunder, or any reduction in any amount receivable by such Lender hereunder in respect of any such Loans or such obligation (such increases in costs and reductions in amounts receivable being herein called "ADDITIONAL COSTS"), resulting from any Regulatory Change which: (i) changes the basis of taxation of any amounts payable to such Lender under this Agreement or its Note in respect of any of such Loans (other than taxes imposed on the overall net income of such Lender or of its Lending Office for any of such Loans by the jurisdiction in which such Lender has its principal office or such Lending Office); or (ii) imposes or modifies any reserve, special deposit, deposit insurance or assessment, minimum capital, capital ratio or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Lender; or (iii) imposes any other condition affecting this Agreement or its Note (or any of such extensions of credit or liabilities). Each Lender will notify the Borrowers of any event occurring after the date of this Agreement which will entitle such Lender to compensation pursuant to this
Section 3.01(a) as promptly as practicable after it obtains knowledge thereof and determines to request such compensation. If any Lender requests compensation from the Borrowers under this Section 3.01(a), or under Section 3.01(c), the Borrowers' Agent may, by notice to such Lender with a copy to the Agent, suspend the obligation of such Lender to make Loans of the type with respect to which such compensation is requested (in which case the provisions of Section 3.04 shall be applicable).

               (b) Without limiting the effect of the foregoing provisions of this Section 3.01, in the event that, by reason of any Regulatory Change, any Lender either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Lender which includes deposits by reference to which the interest rate on Eurodollar Loans is determined as provided in this Agreement or a category of extensions of credit or other assets of such Lender which includes Eurodollar Loans or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets which it may hold, then, if such Lender so elects by notice to the Borrowers' Agent with a copy to the Agent, the obligation of such Lender to make Loans of such type hereunder shall be suspended until the date such Regulatory Change ceases to be in effect (in which case the provisions of Section 3.04 shall be applicable).

               (c) Without limiting the effect of the foregoing provisions of this Section 3.01 (but without duplication), the Borrowers shall pay directly to each Lender from time to time within five Banking Days of request therefor such amounts as such Lender may determine to be necessary to compensate such Lender for any costs which it determines are attributable to the maintenance by the Lender or its bank holding company or any of its Affiliates, pursuant to any law or regulation of any jurisdiction or any interpretation, directive or request (whether or not having the force of law) of any court or governmental or monetary authority, whether in effect on the date of this Agreement or thereafter, of capital in respect of its Loans hereunder or its obligation to make Loans hereunder (such compensation to include, without limitation, an amount equal to any reduction in return on assets or equity of such Lender or its bank holding company or any of its Affiliates to a level below that which it could have achieved but for such law, regulation, interpretation, directive or request). Each Lender will notify the Borrowers if such Lender is entitled to compensation pursuant to this
Section 3.01(c) as promptly as practicable after it determines to request such compensation.

               (d) Determinations and allocations by a Lender for purposes of this Section 3.01 of the effect of any Regulatory Change pursuant to subsections
(a) or (b), or of the effect of capital maintained pursuant to subsection (c), on its costs of making or maintaining Loans or its obligation to make Loans, or on amounts receivable by, or the rate of return to, it in respect of Loans or such obligation, and of the additional amounts required to compensate such Lender under this Section 3.01, shall be conclusive, provided that such determinations and allocations are made on a reasonable basis. Each Lender demanding payment from the Borrowers pursuant to this Section 3.01 shall furnish to the Borrowers at the time of such demand a statement showing the basis for and the method of calculation of such demand.

          Section 3.02. LIMITATION ON TYPES OF LOANS. Anything herein to the contrary notwithstanding, if:

               (a) the Agent reasonably determines (which determination shall be conclusive) that quotations of interest rates for the relevant deposits referred to in the definition of "Eurodollar Rate" in Section 1.01 are not being provided in the relevant amounts or for the relevant maturities for purposes of determining the rate of interest for any type of Eurodollar Loans as provided in this Agreement; or

               (b) any Lender reasonably determines (which determination shall be conclusive) and notifies the Agent that the relevant rates of interest referred to in the definition of "Eurodollar Rate" in Section 1.01 upon the basis of which the rate of interest for any type of Eurodollar Loans is to be determined do not adequately cover the cost to such Lender of making or maintaining such Loans;

then the Agent shall give the Borrowers' Agent and each Lender prompt notice thereof, and so long as such condition remains in effect, the Lenders shall be under no obligation to make Loans of such type.

          Section 3.03. ILLEGALITY. Notwithstanding any other provision in this Agreement, in the event that it becomes unlawful for any Lender or its Lending Office to honor its obligation to make or maintain Eurodollar Loans hereunder, then such Lender shall promptly notify the Borrowers' Agent thereof (with a copy to the Agent) and such Lender's obligation to make or maintain Eurodollar Loans hereunder shall be suspended until such time as such Lender may again make and maintain such affected Loans (in which case the provisions of Section 3.04 shall be applicable).

          Section 3.04.  CERTAIN BASE RATE LOANS PURSUANT TO SECTIONS 3.01 AND
3.03. If the obligations of any Lender to make Loans of a particular type (Loans of such type being herein called "Affected Loans" and such type being herein called the "Affected Type") shall be suspended pursuant to Sections 3.01 or 3.03, all Loans which would otherwise be made by such Lender as Loans of the Affected Type shall be made instead as Base Rate Loans and, if an event referred to in Section 3.01(b) or 3.03 has occurred and such Lender so requests by notice to the Borrowers with a copy to the Agent, all Affected Loans of such Lender then outstanding shall be automatically converted into Base Rate Loans on the date specified by such Lender in such notice, and, to the extent that Affected Loans are so made as (or converted into) Base Rate Loans, all payments of principal which would otherwise be applied to such Lender's Affected Loans shall be applied instead to its Base Rate Loans.

          Section 3.05. CERTAIN COMPENSATION. The Borrowers shall pay to the Agent for the account of each Lender, upon the request of such Lender through the Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost or expense which such Lender determines is attributable to:

               (a) any payment of a Eurodollar Loan made by the Borrowers on a date other than the last day of a Eurodollar Interest Period or the maturity date, respectively, for such Loan (whether by reason of acceleration or otherwise) (other than pursuant to Section 3.04); or

               (b) any failure by the Borrowers to borrow any Loan to be made by such Lender on the date specified therefor in the relevant notice under
Section 2.11.

Without limiting the foregoing, such compensation shall include an amount equal to the excess, if any, of (i) the amount of interest which otherwise would have accrued on the principal amount so paid or not borrowed for the period from and including the date of such payment or failure to borrow to but excluding the last day of the Eurodollar Interest Period for such Loan (or, in the case of a failure to borrow, to but excluding the last day of the Eurodollar Interest Period for such Loan which would have commenced on the date specified therefor in the relevant notice) at the applicable rate of interest for such Loan provided for herein over (ii) the amount of interest (as reasonably determined by such Lender) such Lender would have bid in the London interbank market for Dollar deposits for amounts comparable to such principal amount and maturities comparable to such period. A determination of any Lender as to the amounts payable pursuant to this Section 3.05 shall be conclusive, provided that such determination is made on a reasonable basis.

          Section 3.06. MITIGATION OBLIGATIONS. If any Lender requests compensation under Section 3.01, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

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                                   ARTICLE 4.

                                 THE COLLATERAL

          Section 4.01. GRANT OF SECURITY INTEREST. As security for due and punctual payment and performance of the Obligations, each Borrower and each Guarantor hereby grants to the Agent for the benefit of the Lenders a continuing security interest in and lien on all tangible and intangible property and assets of such Borrower or such Guarantor, whether now owned or existing or hereafter acquired or arising, together with any and all additions thereto and replacements therefor and proceeds and products thereof (collectively referred to for purposes of this Article 4 as "COLLATERAL"), including without limitation the property described below:

               (a) all tangible personal property, including without limitation all present and future goods, inventory (including, without limitation, all merchandise, raw materials, work in process, finished goods and supplies), machinery, equipment, motor vehicles, rolling stock, tools, furniture, real property, fixtures, office supplies, computers, computer software and associated equipment, whether now owned or hereafter acquired, including, without limitation, all tangible personal property used in the operation of the business of such Borrower or such Guarantor;

               (b) all rights under all present and future authorizations, permits, licenses and franchises issued, granted or licensed to such Borrower or such Guarantor for the operation of its business;

               (c)  all Patents of such Borrower or such Guarantor;

               (d)  all Trademarks of such Borrower or such Guarantor;

               (e)  all Copyrights of such Borrower or such Guarantor;

               (f) the entire goodwill of business of such Borrower or such Guarantor and all other general intangibles (including know-how, trade secrets, customer lists, proprietary information, inventions, domain names, methods, procedures and formulae) connected with the use of and symbolized by any Patents, Trademarks or Copyrights of such Borrower or such Guarantor;

               (g) all rights under all present and future vendor or customer contracts and all franchise, distribution, design, consulting, construction, engineering, management and advertising and related agreements;

               (h) all rights under all present and future leases of real and personal property; and

               (i) all other personal property, including, without limitation, all Accounts (whether or not earned by performance and including without limitation health-care-insurance receivables, all interest, late charges, penalties, collection fees, and other sums which shall be due and payable in connection with any Account), cash, cash equivalents, deposits, deposit accounts, loss carry back, tax refunds, insurance proceeds, premiums, rebates and refunds, choses in action, investment property, securities, partnership interests, limited liability company

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interests, contracts, contract rights, general intangibles (including without limitation, all customer and advertiser mailing lists, intellectual property, patents, copyrights, trademarks, trade secrets, trade names, domain names, goodwill, customer lists, advertiser lists, catalogs and other printed materials, publications, indexes, lists, data and other documents and papers relating thereto, blueprints, designs, charts, and research and development, whether on paper, recorded electronically or otherwise), all websites (including without limitation, all content, HTML documents, audiovisual material, software, data, hardware, access lines, connections, copyrights, trademarks, patents and trade secrets relating to such websites) and domain names, any information stored on any medium, including electronic medium, related to any of the personal property of such Borrower or such Guarantor, all financial books and records and other books and records relating, in any manner, to the business of such Borrower or such Guarantor, all proposals and cost estimates and rights to performance, all instruments and promissory notes, documents and chattel paper, all funds which become due to any Borrower or any Guarantor Party in connection with the termination of any Plan or other employee benefit plan (together with all other amounts payable to any Borrower or any Guarantor from or with respect to any Plan), and all debts, obligations and liabilities in whatever form owing to such Borrower or such Guarantor from any person, firm or corporation or any other legal entity, whether now existing or hereafter arising, now or hereafter received by or belonging or owing to such Borrower or such Guarantor; and all guaranties and security therefor, and all letters of credit naming any Borrower or any Guarantor as beneficiary and other supporting obligations in respect of such debts, obligations and liabilities.

          Any of the foregoing terms which are defined in the Uniform Commercial Code shall have the meaning provided in the Uniform Commercial Code, as amended and in effect from time to time, as supplemented and expanded by the foregoing.

          Section 4.02. SPECIAL WARRANTIES AND COVENANTS OF THE BORROWERS AND SUBSIDIARIES. Each Borrower and each Guarantor hereby warrants and covenants to the Agent that:

               (a) Such Borrower or such Guarantor has delivered to the Agent a Perfection Certificate in substantially the form of EXHIBIT D hereto. All information set forth in such Perfection Certificate is true and correct in all material respects and the facts contained in such Perfection Certificate are accurate in all material respects as of the date of this Agreement. Each Borrower and each Guarantor agrees to supplement its Perfection Certificate promptly after obtaining information which would require a correction or addition to such Perfection Certificate.

               (b) No Borrower or Guarantor will change its jurisdiction of organization, principal or any other place of business, or the location of any Collateral from the locations set forth in the Perfection Certificate delivered by such Borrower or such Guarantor, or make any change in its name or conduct its business operations under any fictitious business name or trade name, without, in any such case, at least thirty (30) days' prior written notice to the Agent; provided that the inventory of such Borrower or such Guarantor may be in the possession of manufacturers or processors in any jurisdiction in which all necessary UCC financing statements have been filed by the Agent and with respect to which the Agent has received waiver letters from all landlords, warehousemen and processors in form and substance reasonably acceptable to Agent.

               (c) Except for Collateral that is obsolete or no longer used in their business, the Borrowers and their Subsidiaries will keep the Collateral in good order and repair (normal wear excepted) and adequately insured at all times in accordance with the provisions of Section 7.05. The Borrowers and their Subsidiaries will pay promptly when due all taxes and assessments on the Collateral or for its use or operation, except for taxes and assessments permitted to be contested under this Agreement. Following the occurrence and during the continuance of an Event of Default, the Agent may at its option discharge any taxes or Liens to which any Collateral is at any time subject (other than Permitted Liens), and may, upon the failure of the Borrowers or their Subsidiaries to do so in accordance with this Agreement, purchase insurance on any Collateral and pay for the repair, maintenance or preservation thereof, and each Borrower and each Guarantor agrees to reimburse the Agent on demand for any payments or expenses incurred by the Agent pursuant to the foregoing authorization and any unreimbursed amounts shall constitute Obligations for all purposes hereof.

               (d) The Agent may from time to time request and each Borrower and each Guarantor shall deliver copies of all Account Debtor lists and supplier lists.

               (e) Each Borrower and each Subsidiary hereby authorizes and appoints the Agent to prepare, execute, as applicable, and file such financing statements, certificates and other documents or instruments as may be necessary to enable the Agent to perfect or from time to time renew the Agent's Liens on the Collateral, with full power of substitution, as each Borrower's and each Subsidiaries' attorney in fact. Each Borrower and each Subsidiary further agrees that a carbon, photographic or other reproduction of a security agreement or financing statement is sufficient as a financing statement under this Agreement and the other Facility Documents.

               (f) Each Borrower will, and will cause each Subsidiary to, at its expense, perform all steps reasonably requested by the Agent at any time and from time to time to perfect, maintain, protect, and enforce the Agent's security interest including, without limitation, (i) joining with the Agent in executing or authorizing and filing and refiling, or permitting the Agent to file and refile such financing statements, continuation statements and other documents (including, without limitation, this Agreement and licenses to use software and other property protected by copyright), in such offices (including, without limitation, the PTO, the United States Copyright Office, and appropriate state patent, trademark and copyright offices), as the Agent may reasonably deem necessary or appropriate, wherever required or permitted by law in order to perfect and preserve the rights and interests granted to the Agent hereunder;
(ii) delivering to the Agent warehouse receipts covering any portion of the Collateral located in warehouses and for which warehouse receipts are issued;
(iii) executing and delivering to the Agent a security agreement relating to any funds which may become due to any Borrower or any Subsidiary Party in connection with the termination of any Plan or other employee benefit plan; and (iv) taking such other steps as are deemed necessary or appropriate by the Agent to maintain the Agent's security interest, including, without limitation, transferring inventory to warehouses designated by the Agent from time to time (unless prohibited by federal, state or local statute or regulation governing the business of such Borrower or Subsidiary, in which case the applicable inventory shall be transferred by such Borrower or Subsidiary, after notice with respect thereto to the Agent, in compliance with applicable statutes and regulations). Each Borrower or Subsidiary will give the Agent notice of each office at which records of such Borrower or Subsidiary pertaining to all intangible items of Collateral are kept. Except as may be provided in such notice, the records concerning all intangible Collateral are and will be kept at the address shown in the respective Perfection Certificate for such Borrower or Subsidiary as the principal place of business of such Borrower or Subsidiary.

               (g) If any Collateral of any Borrower or Subsidiary is at any time in the possession of a bailee, such Borrower or Subsidiary shall promptly notify the Agent and, if requested by the Agent, the Borrowers shall use reasonable efforts to obtain an acknowledgment, in form and substance reasonably satisfactory to Agent, of any bailee having possession of any of the Collateral that such bailee holds such Collateral for Agent and shall act upon the instructions of the Agent, without further consent of the Borrowers or their Subsidiaries.

               (h) To the best of their knowledge, the Borrowers and their Subsidiaries are the sole and exclusive owners of the websites and domain names listed on SCHEDULE 6.11 hereto and have registered such domain names with the entities listed on SCHEDULE 6.11 or the applicable authority which provides for the exclusive use by the Borrowers and their Subsidiaries of such domain names. The websites do not contain any material, the publication of which may result in
(a) the violation of rights of any person or (b) a right of any person against the publisher or distributor of such material.

               (i) The Borrowers and their Subsidiaries shall, annually by the end of the first calendar quarter following the previous calendar year, provide written notice to the Agent of all applications for registration of Patents, Trademarks or Copyrights, to the extent such applications exist, made during the preceding calendar year. The Borrowers and their Subsidiaries shall file and prosecute diligently all applications for registration of Patents, Trademarks or Copyrights now or hereafter pending that would be necessary to the business of the Borrowers and their Subsidiaries to which any such applications pertain, and shall do all commercially reasonable acts, in any such instance, necessary to preserve and maintain all rights in such registered Patents, Trademarks or Copyrights unless such Patents, Trademarks or Copyrights are not material to the business of the Borrowers and their Subsidiaries, as reasonably determined by the Borrowers and Subsidiaries consistent with prudent and commercially reasonable business practices. Any and all costs and expenses incurred in connection with any such actions shall be borne by the Borrowers and their Subsidiaries.

               (j) The domain name servers used in connection with the domain names of the Borrowers and their Subsidiaries and all other relevant information pertaining to such domain names, and the administrative contacts used in connection with the registration of such domain names are identified on SCHEDULE
6.11 hereto. Promptly, and in any event, no later than ten (10) days after any change in the identity of such domain name servers or of any domain name administrative contact, the Borrowers and Subsidiaries shall provide notice thereof to the Agent.

               (k) To the extent that any Borrower or Subsidiary is a beneficiary under any written letter of credit, such Borrower or Subsidiary shall, at the request of Agent, deliver such letter of credit to the Agent, and execute and deliver to the issuer of and any Person that has confirmed such letter of credit an assignment of proceeds form, in favor of the Agent for the benefit of the Lenders and satisfactory to the Agent and such issuer or (as the case may be) such

Person that has confirmed such letter of credit, requiring the proceeds of any drawing under such letter of credit to be paid directly to the Agent for application against the Obligations.

          Section 4.03.  ACCOUNTS, GENERALLY.

               (a) Each of the Borrowers and Subsidiaries hereby warrants and covenants to the Agent that: (i) each existing Account represents, and each future Account shall represent, a bona fide sale or lease and delivery of goods or rendition of services by such Borrower or Subsidiary, in the ordinary course of business; (ii) each existing Account is, and each future Account shall be, at the time any such Account arose and at the time any such Account is billed, for a liquidated amount payable by the Account Debtor thereon on the terms set forth in the invoice therefor, without offset, deduction, defense, or counterclaim, other than discounts required by law or contract, and corrections of billing errors, in the ordinary course of business; (iii) no payment shall be received with respect to any Account, and no credit, discount, extension, or agreement therefor shall be granted on any Account, except as reported to the Agent in pursuant to Section 7.09(a); (iv) each copy of an invoice or claim form delivered to the Agent by any Borrower or Subsidiary shall be a genuine copy of the original invoice or claim form sent to the Account Debtor named therein; (v) all goods described in any invoice or claim form representing a sale of goods shall have been delivered to the applicable patient and all services of any Borrower or Subsidiary described in any invoice or claim form shall have been performed; (vi) each of the Accounts and the related contracts is in full force and effect and represents and constitutes a legal, valid and binding obligation of the related Account Debtor, enforceable against such Account Debtor in accordance with its terms; (vii) promptly following notice from an Account Debtor as to an earlier overpayment by such Account Debtor to any Borrower or Subsidiary, such Borrower or Subsidiary has made all payments to such Account Debtor which are necessary to prevent such Account Debtor from offsetting such overpayment against any amount owed by such Account Debtor; (viii) no direction of any Borrower, Subsidiary or any other Person is in effect directing any Account Debtor make payments in respect of the Accounts other than to a Lock Box or a Controlled Account; and (ix) during the one year prior to the Closing Date, no Borrower or Subsidiary has been subject to any Government Offset involving in excess of fifty thousand dollars ($50,000). As of the date of each Revolving Credit Loan, no Borrower or Subsidiary is aware of any potential Government Offset greater than fifty thousand dollars ($50,000) for any single Governmental Offset and greater than two hundred thousand dollars ($200,000) for all such Government Offsets that has not been disclosed by such Borrower or Subsidiary to the Agent in writing prior to such date. All of the Medicaid and Medicare reports required to be filed by any Borrower or Subsidiary for all reporting periods have been filed with the applicable Government Account Debtor, or HCFA designated agents or agents of such Government Account Debtor.

               (b) No Borrower or Subsidiary shall re-date any invoice, claim form or sale or modify any Account (other than to correct billing errors in the ordinary course of business). Each Lender acknowledges that if an Account Debtor which is the "primary" payor does not pay a claim in full or denies such claim, the Borrowers and their Subsidiaries may send a separate invoice to an Account Debtor which is a "secondary" payor. If any Borrower or Subsidiary becomes aware of any matter that is reasonably likely to materially adversely affect any Account Debtor, including information regarding the Account Debtor's creditworthiness, such Borrower or Subsidiary shall promptly so advise the Agent.

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

               (c) No Borrower or Subsidiary shall accept any note, warrant or other instrument (except a check or other instrument for the immediate payment of money) with respect to any Account without the written consent of the Agent (which consent shall not be unreasonably withheld or delayed). If the Agent consents to the acceptance of any such note, warrant or other instrument, it shall be considered as evidence of the Account and not payment thereof, and the Borrowers and Subsidiaries shall promptly deliver such note, warrant or instrument to the Agent appropriately endorsed. Regardless of the form of presentment, demand, notice of dishonor, protest, and notice of protest with respect thereto, the Borrowers and their Subsidiaries shall remain liable thereon until such note, warrant or instrument is paid in full. Notwithstanding the foregoing, any Borrower or Subsidiary may accept a note (i) from an Option Care Franchisee or (ii) as payment solely for the provision of computer software, PROVIDED that such Borrower or Subsidiary shall (x) promptly notify the Agent that it has accepted any such note, and (y) upon request by the Agent, promptly deliver such note to the Agent appropriately endorsed.

               (d) Each of the Borrowers and their Subsidiaries shall notify the Lenders promptly of (i) all disputes and claims (other than as to discounts required by law or contract, and corrections of billing errors, in the ordinary course of business) with any Account Debtor, involving in excess of fifty thousand dollars ($50,000) for any single dispute or claim and in excess of two hundred thousand dollars ($200,000) for all such disputes and claims, whether any such Account Debtor is acting in its capacity as an Account Debtor or in its individual capacity; and (ii) all alleged or asserted Government Offsets involving in excess of fifty thousand dollars ($50,000) for any single Government Offset and in excess of two hundred thousand dollars ($200,000) for all such Government Offsets. No discount, credit or allowance shall be granted with respect to any Eligible Account to any Account without the consent of the Required Lenders, which consent shall not be unreasonably withheld, except for:
(i) discounts required by law or contract, and corrections of billing errors, in the ordinary course of business; and (ii) any other discount which does not exceed fifty thousand dollars ($50,000), provided that the aggregate amount of discounts permitted pursuant to this clause (ii) during any calendar year shall not exceed five hundred thousand dollars ($500,000).

               (e) If an Account Debtor returns any inventory to any Borrower or Subsidiary when no Event of Default exists, then such Borrower or Subsidiary shall promptly determine the reason for such return and shall issue a credit memorandum to the Account Debtor in the appropriate amount. Each Borrower or Subsidiary shall immediately report to the Agent in the event that the aggregate amount of such returns exceed one hundred thousand dollars ($100,000) during any year. Each such report shall indicate the reasons for the returns and the locations and condition of the returned inventory. In the event any Account Debtor returns inventory to any Borrower or Subsidiary when an Event of Default exists, such Borrower or Subsidiary shall: (i) hold the returned inventory in trust for the Agent; (ii) segregate all returned inventory from all of its other Property; (iii) dispose of the returned inventory solely according to the written instructions of the Agent; and (iv) not issue any credits or allowances with respect thereto without the prior written consent of the Required Lenders. All returned inventory shall remain subject to the Agent's security interest. Whenever any inventory is returned for which an Account had been created, such related Account shall be deemed ineligible to the extent of such returned Inventory, and Availability shall be adjusted accordingly.

          Section 4.04.  COLLECTION OF ACCOUNTS.

               (a) On or before the Closing Date, the Borrowers and their Subsidiaries shall (i) direct all of their Account Debtors to make all payments on Accounts directly to one or more Lock Boxes or Controlled Accounts (except that the Agent and the Lenders acknowledge that payments made by patients at the time such patients receive goods and services at a facility of a Borrower would not be directed to be remitted to a Lock Box), (ii) establish Controlled Accounts with the Agent or such other financial institutions as shall be acceptable to the Agent, into which all payments received in the Lock Boxes shall be deposited, and into which the Borrowers will promptly deposit all payments made for inventory or services sold or rendered by the Borrowers and received by the Borrowers in the identical form in which such payments were made, whether by cash or check, and (iii) cause each Subsidiary and Affiliate, and any other Person acting for or in concert with the Borrowers or their Subsidiaries that receives any monies, checks, notes, drafts or other payments relating to or as proceeds of Accounts or other Collateral, to promptly remit the same (or cause the same to be remitted) in hand to the Controlled Accounts; PROVIDED that, (x) for purposes of administrative convenience, the Agent may in its reasonable discretion, permit the Borrowers and their Subsidiaries from time to time to maintain one or more accounts with one or more financial institutions other than the Agent and with such maximum cash balances as the Agent deems appropriate, and for which the Borrowers and their Subsidiaries may, at the discretion of the Agent, be permitted to have direct access, and (y) so long as no Revolving Credit Loans or Letters of Credit shall be outstanding, the Borrowers shall be permitted to have access to the funds in all Controlled Accounts unless and until such time as the Agent shall have notified the financial institutions where Controlled Accounts are maintained that the Agent has elected to revoke the Borrowers' access to the funds in such Controlled Accounts.

               (b) The Borrowers hereby represent and warrant to the Agent that the Borrowers have delivered Account Debtor Notices to all InsCos and HMOs that are Account Debtors of the Borrowers as of the Closing Date, and the Borrowers hereby covenant and agree to deliver Account Debtor Notices to all additional InsCos and HMOs that become Account Debtors of the Borrowers after the Closing Date.

               (c) The Borrowers and their Subsidiaries agree to pay all reasonable fees, costs and expenses which the Borrowers and their Subsidiaries incur in connection with opening and maintaining any Lock Box and Controlled Account. All of such fees, costs and expenses which remain unpaid pursuant to any Lock Box or Controlled Account Agreement with the Borrowers and their Subsidiaries, to the extent same shall have been paid by the Agent hereunder, shall constitute Loans hereunder, shall be payable to the Agent by the Borrowers and their Subsidiaries upon demand, and, until paid, shall bear interest at the highest rate then applicable to Base Rate Loans hereunder. All checks, drafts, instruments and other items of payment or proceeds of Collateral delivered to the Agent in kind shall be endorsed by the Borrowers and their Subsidiaries, to the Agent, and, if that endorsement of any such item shall not be made for any reason, the Agent is hereby irrevocably authorized to endorse the same on behalf of the Borrowers and their Subsidiaries, notwithstanding the inclusion on any such item of restrictive notations such as "paid in full", "balance of account", or other restrictions. For the purpose of this Section 4.04(c) and effective so long as this Agreement shall remain in force and effect, each of the Borrowers and their Subsidiaries irrevocably hereby makes, constitutes and appoints the Agent (and all Persons designated by the Agent for that purpose) as such Borrower's or such Subsidiary's true and lawful attorney and agent-in-fact (i) to endorse the name of such Borrower or Subsidiary upon said items of payment and/or proceeds of Collateral of the Borrowers and their Subsidiaries and upon any chattel paper, document, instrument, invoice or similar document or agreement relating to any account receivable of the Borrowers and their Subsidiaries or goods pertaining thereto; (ii) to take control in any manner of any item of payment or proceeds thereof; (iii) to have access to any Lock Box or postal box into which any checks or other forms of payment in respect of accounts receivable of the Borrowers and their Subsidiaries are remitted; and
(iv) open all mail containing checks and other forms of payment in respect of accounts receivable of the Borrowers and their Subsidiaries and process such checks and other forms of payment.

               (d) The Agent (and all Persons designated by the Agent for such purpose) may, at any time and from time to time after the occurrence and during the continuance of an Event of Default, whether before or after notification to any Account Debtor and whether before or after the maturity of any of the Obligations, (i) enforce collection of any accounts receivable or contract rights of the Borrowers and their Subsidiaries by suit or otherwise; (ii) exercise all of the rights and remedies of the Borrowers and their Subsidiaries with respect to proceedings brought to collect any accounts receivable; (iii) surrender, release or exchange all or any part of any accounts receivable of the Borrowers and their Subsidiaries, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder; (iv) sell or assign any account receivable of the Borrowers and their Subsidiaries upon such terms, for such amount and at such time or times as the Agent deems advisable; (v) prepare, file and sign the names of the Borrowers and their Subsidiaries on any proof of claim in bankruptcy or other similar document against any account debtor indebted on an account receivable of the Borrowers and their Subsidiaries; and (vi) do all other acts and things which are necessary, in the Agent's sole discretion, to fulfill the Obligations of the Borrowers and their Subsidiaries under this Agreement and to allow the Agent to collect the accounts receivable. In addition to any other provision hereof or in any of the other Facility Documents, the Agent may at any time on or after the occurrence of an Event of Default, at the sole expense of the Borrowers and their Subsidiaries, notify any parties obligated on any of the accounts receivable of the Borrowers and their Subsidiaries to make payment directly to the Agent of any amounts due or to become due thereunder.

          Section 4.05. FIXTURES, ETC. It is the intention of the parties hereto that none of the Collateral shall become fixtures and each Borrower and each Subsidiary will take all such reasonable action or actions as may be necessary to prevent any of the Collateral from becoming fixtures. Without limiting the generality of the foregoing, each Borrower and each Subsidiary will, if requested by the Agent, use commercially reasonable efforts to obtain waivers of Liens, in form satisfactory to the Agent, from each lessor of real property on which any of the Collateral is or is to be located to the extent requested by the Agent.

          Section 4.06. RIGHT OF AGENT TO DISPOSE OF COLLATERAL, ETC. Upon the occurrence of any Event of Default, such Event of Default not having previously been waived, remedied or cured, but subject to the provisions of the Uniform Commercial Code or other applicable law, in addition to all other rights under applicable law and under the Facility Documents, the Agent shall have the right to take possession of the Collateral and, in addition thereto, the right to enter upon any premises on which the Collateral or any part thereof may be situated and remove the same therefrom. The Agent may require the Borrowers and their Subsidiaries to make the Collateral (to the extent the same is moveable) available to the Agent at a place to be designated by the Agent or transfer any information related to the Collateral to the Agent by electronic medium. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Agent will give the Borrowers and their Subsidiaries at least seven (7) days' prior written notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. Any such notice shall be deemed to meet any requirement hereunder or under any applicable law (including the Uniform Commercial Code) that reasonable notification be given of the time and place of such sale or other disposition.

          Section 4.07. RIGHT OF AGENT TO USE AND OPERATE COLLATERAL, ETC. Upon the occurrence and during the continuance of any Event of Default, subject to the provisions of the Uniform Commercial Code or other applicable law, the Agent shall have the right and power to take possession of all or any part of the Collateral, and to exclude the Borrowers and their Subsidiaries and all persons claiming under the Borrowers and their Subsidiaries wholly or partly therefrom, and thereafter to hold, store, and/or use, operate, manage and control the same. Each of the Borrowers and Subsidiaries hereby grants to the Agent for the benefit of the Lenders, effective upon the occurrence and during the continuance of an Event of Default, a royalty free license (to the extent the Borrowers and Subsidiaries have such rights to grant such licenses) to use any Patent, Trademark or Copyright of the Borrowers and their Subsidiaries, to use, operate and dispose of the Collateral. Such royalty free license shall extend to any person or persons purchasing such Collateral from the Secured Parties. Upon taking possession of any of the Collateral, the Agent may, from time to time, at the expense of the Borrowers and their Subsidiaries, make all such repairs, replacements, alterations, additions and improvements to and of the Collateral as the Agent may deem proper. In any such case the Agent shall have the right to manage and control the Collateral and to carry on the business and to exercise all rights and powers of the Borrowers and their Subsidiaries in respect thereto as the Agent shall deem best, including the right to enter into any and all such agreements with respect to the operation of the Collateral or any part thereof as the Agent may see fit; and the Agent shall be entitled to collect and receive all rents, issues, profits, fees, revenues and other income of the same and every part thereof. Such rents, issues, profits, fees, revenues and other income shall be applied to pay the expenses of holding and operating the Collateral and of conducting the business thereof, and of all maintenance, repairs, replacements, alterations, additions and improvements, and to make all payments which the Agent may be required or may elect to make, if any, for taxes, assessments, insurance and other charges upon the Collateral or any part thereof, and all other payments which the Agent may be required or authorized to make under any provision of this Agreement (including reasonable legal costs and reasonable attorneys' fees). The Agent shall apply the remainder of such rents, issues, profits, fees, revenues and other income as provided in Section 4.08.

          Section 4.08. PROCEEDS OF COLLATERAL. After deducting all reasonable costs and expenses of collection, storage, custody, sale or other disposition and delivery (including reasonable legal costs and reasonable attorneys' fees) and all other charges against the Collateral, the Agent shall apply the residue of the proceeds of any such sale or disposition to the Obligations in accordance with the terms hereof and any surplus shall be returned to the Borrowers and their Subsidiaries or to any Person or party lawfully entitled thereto (including, if applicable, any holders of Subordinated Indebtedness). In the event the proceeds of any sale, lease or other disposition of the Collateral are insufficient to pay all of the Obligations in full, the Borrowers and their Subsidiaries will be liable for the deficiency, together with interest thereon at the Post-Default Rate, and the cost and expenses of collection of such deficiency, including (to the extent permitted by law), without limitation, reasonable attorneys' fees, expenses and disbursements.

                                   ARTICLE 5.

                              CONDITIONS PRECEDENT

          Section 5.01. CONDITIONS PRECEDENT TO THE INITIAL LOANS. The obligations of the Initial Lenders to make the Loans constituting the initial borrowings are subject to the condition precedent that on or before the Effective Date each of the following documents shall have been delivered to the Agent in form and substance satisfactory to the Agent and its counsel, and each of the following actions shall have been performed to the satisfaction of the Agent and its counsel:

               (a) The Agent shall have received the Facility Documents (including this Agreement, the Notes and the Security Documents identified on SCHEDULE 5.01(a)) duly executed by each of the parties thereto, and in full force and effect;

               (b) The Agent shall have received a certificate of the Secretary/Clerk or Assistant Secretary/Clerk of each of the Borrowers, dated the Effective Date, attesting to all corporate action taken by such Borrower, including resolutions of its Board of Directors authorizing the execution, delivery and performance of the Facility Documents to which such Borrower is a party and each other document to be executed and delivered by such Borrower pursuant to this Agreement and certifying the names and true signatures of the officers of such Borrower authorized to sign the Facility Documents and the other documents to be executed and delivered by such Borrower under this Agreement;

               (c) The Agent shall have received a certificate of the Secretary or Assistant Secretary (or equivalent) of each Guarantor and each Security Document Party, dated the Effective Date, attesting to all corporate action taken by such Guarantor and such Security Document Party, including resolutions of their Board of Directors (or equivalent) authorizing the execution, delivery and performance of the Facility Documents to which such Guarantor or Security Document Party is a party and each other document to be executed and delivered by such Guarantor or Security Document Party pursuant to this Agreement and certifying the names and true signatures of the officers of such Guarantor or Security Document Party authorized to sign the Facility Documents and the other documents to be executed and delivered by such Guarantor or Security Document Party under this Agreement;

               (d) The Agent shall have received evidence satisfactory to it that the Borrowers, the Guarantors and any Security Document Parties shall have taken or caused to be taken all such actions, executed and delivered or caused to be executed and delivered all such agreements, documents and instruments, and made or caused to be made all such filings and recordings (other than the filing or recording of items delivered to the Agent for filing contemporaneous with the funding of the initial Loans on the Closing Date) that may be necessary or, in the opinion of the Agent, desirable in order to create in favor of the Agent, for the benefit of the Lenders, a valid and (upon such filing and recording) perfected First Priority security interest in the entire personal and mixed property Collateral. Such actions shall include, without limitation, the following: (i) delivery to the Lender of all the Security Documents, duly executed by the applicable Borrower, Guarantor or Security Document Party, together with accurate and complete schedules to all such Security Documents; (ii) delivery to the Agent of (A) certificates (which certificates shall be accompanied by irrevocable undated stock powers, duly endorsed in blank and otherwise reasonably satisfactory in form and substance to the Agent) representing all capital stock and other equity interests pledged pursuant to the Security Documents and (B) all promissory notes or other instruments (duly endorsed, where appropriate, in a manner reasonably satisfactory to the Agent) evidencing any Collateral; (iii) delivery to the Agent of (A) the results of a recent search, by one or more Persons satisfactory to the Agent, of all effective UCC financing statements and fixture filings and all judgment and tax lien filings which may have been made with respect to any Collateral, together with copies of all such filings disclosed by such search,
(B) UCC termination statements duly executed by all applicable Persons for filing in all applicable jurisdictions as may be necessary to terminate any effective UCC financing statements, fixture filings or comparable filings disclosed in such search (other than any such financing statements or fixture filings in respect of Liens permitted to remain outstanding pursuant to the terms of this Agreement) or if UCC termination statements cannot be obtained from a creditor whose debt is to be repaid with the proceeds of the Initial Loans, an agreement to deliver such termination statements upon receipt by such creditor of payment in full of the amounts due such creditor, and (C) UCC financing statements and, where appropriate, fixture filings, duly executed by each applicable Borrower, Guarantor and Security Document Party with respect to all Collateral of such party, for filing in all jurisdictions as may be necessary or, in the opinion of the Agent, desirable to perfect the security interests created in such Collateral pursuant to the Security Documents; (iv) delivery to the Agent of all cover sheets or other documents or instruments required to be filed in order to create or perfect Liens in respect of any IP Collateral; and (v) delivery to the Agent of opinions of counsel (which counsel shall be reasonably satisfactory to the Lender) under the local laws of each jurisdiction where the Borrowers, the Guarantor or any Security Document Party is organized or maintains an office or facility with respect to the creation and perfection of the security interests in favor of the Agent in the Collateral and such other matters governed by the laws of such jurisdiction regarding such security interests as the Agent may reasonably request, in each case in form and substance reasonably satisfactory to the Agent.

               (e)  The Agent shall have received from the Borrowers:

                    (i) In the case of each Material Leasehold Property existing as of the Closing Date, copies of all leases between any Borrower and any landlord or tenant;

                    (ii) In the case of each Material Leasehold Property existing as of the Closing Date, a Landlord's Waiver and Consent with respect thereto and where required by the terms of any lease, the consent of the mortgagee, ground lessor or other party.

               (f) The Borrowers shall have obtained all required environmental permits, licenses, authorizations and consents that are necessary in connection with the transactions contemplated by the Facility Documents from the appropriate Governmental Authorities, and each of the foregoing permits, licenses, authorizations and consents shall be in full force and effect. The Borrowers shall have also obtained all other permits, licenses, authorizations and consents from all other Governmental Authorities and all consents of other Persons with respect to Material Indebtedness, Liens and material agreements, in each case that are necessary or advisable in connection with the transactions contemplated by the Facility Documents, and each of the foregoing shall be in full force and effect.

               (g)  The Agent shall have received and shall be satisfied with
(i) the certified financial statements referred to in Section 6.05 hereof, including, without limitation, the audited consolidated financial statements of the Borrowers for the three most recent fiscal years of the Borrowers and (ii) any and all written materials, reports, and/or management letters prepared by the Borrowers' current independent auditors;

               (h) The Agent shall have received and shall be satisfied with its review of (i) estimated opening balance sheets for the Borrowers and their Subsidiaries, prepared in accordance with GAAP, (ii) consolidated quarterly profit and loss statements and cash flow projections for the Borrowers and their Subsidiaries, prepared in accordance with GAAP, for the 2002 Fiscal Year, and on an annual basis for Fiscal Years 2003 and 2004, together with the written assumptions on which such projections are based, and (iii) consolidated balance sheet projections for the Borrowers and their Subsidiaries, prepared in accordance with GAAP, for Fiscal Years 2002, 2003, and 2004, together with the written assumptions on which such projections are based;

               (i) The Agent shall have received a certificate of a duly authorized officer of the Borrowers dated the Effective Date, stating that the representations and warranties in Article 6 are true and correct on such date as though made on and as of such date and that no event has occurred and is continuing which constitutes a Default or Event of Default;

               (j) The Agent shall have received a favorable opinion of Ross & Hardies, counsel for the Borrowers, dated the Effective Date, in substantially the form of EXHIBIT G hereto, and covering such matters as the Agent or any Lender may reasonably request.

               (k) The Agent shall have received a certificate of a duly authorized officer of Option Care in the form of EXHIBIT F annexed hereto certifying as to the solvency of the Borrowers and their Subsidiaries after giving effect to the funding of the initial Loans.

               (l) The Agent shall have received insurance certificates in form reasonably satisfactory to the Agent evidencing casualty, all-risk, product liability and other insurance of the Borrowers, their Subsidiaries and their properties and assets having coverages and issued by insurance companies reasonably satisfactory to the Agent and naming the Agent as a lender's loss payee and (as appropriate) an additional insured.

               (m) The Agent shall have received an initial Borrowing Base Certificate, remittance, debit and credit reports, and a statement of accounts in a form reasonably acceptable to the Agent with respect to the Borrowers and consistent with the requirements of Section 7.09 hereof, dated as of not more than 30 days prior to the date of the Loan;

               (n) The Borrowers shall have delivered to the Agent evidence reasonably satisfactory to the Agent that the Leasehold Properties do not any liability to the Borrowers under any Environmental Laws;

               (o) The Agent shall be satisfied that the Borrowers and their Subsidiaries are in compliance with all federal and state governmental regulations, all Medicare and Medicaid billing and reporting procedures, and all other licensing and registration requirements applicable to the industry of Borrowers and their Subsidiaries;

               (p) The Agent shall have received and be satisfied with its review of the Borrowers' and Subsidiaries' history regarding the nature of any claims asserted by any Government Account Debtor regarding overpayments made to the Borrowers and their Subsidiaries by such Government Account Debtor, settlements with respect to Medicare and Medicare cost reports, and rights of Government Account Debtors to reduce or offset receivables and other amounts due to the Borrowers and their Subsidiaries.

               (q) The Agent shall be satisfied with its due diligence review of the Borrowers and their Subsidiaries, including, but not limited to, satisfactory review by the Agent of the projections of the Borrowers and their Subsidiaries;

               (r) The Agent shall be satisfied with the cash management arrangements (including domestic lock box arrangements) and management information systems in place with respect to the Borrowers and their Subsidiaries and the Agent shall have received counterparts of all Lockbox Agreements and Controlled Account Agreements duly executed by all parties thereto and such Lockbox Agreements and Controlled Account Agreements shall be in full force and effect and in form and substance reasonably satisfactory to the Agent;

               (s) the Borrowers shall have sent an Account Debtor Notice to each InsCo and HMO that is an Account Debtor of the Borrowers as of the Closing Date;

               (t) Immediately following the funding of the initial loans hereunder, the Borrowers shall have caused to be repaid in full all outstanding Indebtedness set forth on SCHEDULE 2.17 annex hereto and shall have caused to be released all liens in favor of the holders of such Indebtedness;

               (u) The Agent and the Lenders shall have received all fees and other amounts due and payable to such Persons at or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrowers hereunder; and

               (v) The Agent shall have received all material contracts and such other documents as the Agent or any Lender shall have reasonably requested and the same shall be reasonably satisfactory to each of them.

          Section 5.02. ADDITIONAL CONDITIONS PRECEDENT. The obligations of the Lenders to make any Loans (including the initial Loans) shall be subject to the further conditions precedent that on the date of such Loan:

               (a)  The following statements shall be true:

                    (i) the representations and warranties contained in Article 6 of this Agreement are true and correct on and as of the date of such Loan as though made on and as of such date; and

                    (ii) No Default or Event of Default has occurred and is continuing, or would result from such Loan;

               (b) The Agent shall have received such approvals, certificates and other documents as the Agent or any Lender may reasonably request;

               (c) At or before the time of making the first Revolving Credit Loans hereunder and as of the date of each subsequent Revolving Credit Loan hereunder, the Agent shall determine that the making of such Revolving Credit Loan will not cause the amounts outstanding hereunder to exceed the Borrowing Base;

               (d) The Borrowers shall have paid to the Agent all accrued fees and expenses payable to the Agent in connection with this Agreement, including all reasonable fees and disbursements of legal counsel to the Agent.

          Section 5.03. DEEMED REPRESENTATIONS. Each notice of a Loan and acceptance by the Borrowers of the proceeds of such Loan shall constitute a representation and warranty that the conditions set forth in Subsection (a) of
Section 5.02 are true and correct as of the date of each such Loan. The Agent may from time to time require certificate(s) of duly authorized officer(s) of one or both of the Borrowers, stating that the representations and warranties in
Article 6 are true and correct on such date as though made on and as of such date and that no event has occurred and is continuing which constitutes a Default or an Event of Default.

                                   ARTICLE 6.

                         REPRESENTATIONS AND WARRANTIES

         The Borrowers and the Guarantors hereby jointly and severally represent and warrant, as of the date hereof and as of the date of each Loan, that:

          Section 6.01. INCORPORATION, GOOD STANDING AND DUE QUALIFICATION. Each of the Borrowers and each of their Subsidiaries is an entity which is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its assets and to transact the business in which it is now engaged or proposed to be engaged, and is duly qualified as a foreign corporation and in good standing under the laws of each other jurisdiction in which the failure to be so qualified would not have a Material Adverse Effect.

          Section 6.02. CORPORATE POWER AND AUTHORITY; NO CONFLICTS. Except as set forth in SCHEDULE 6.02 hereto, the execution, delivery and performance of the Facility Documents: (a) have been duly authorized by all necessary corporate action by the Borrowers, the Guarantors and the Security Document Parties party thereto and do not and will not require any consent or approval of the equityholders of the Borrowers, the Guarantors or such Security Document Parties or contravene their charters or by-laws; (b) will not violate any provision of, or require any filing, registration, consent or approval under, any law, rule, regulation (including, without limitation, Regulation U), order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Borrowers or any of their Subsidiaries; (c) will not result in a breach of or constitute a default in any material respect or require any consent which has not been obtained under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrowers, the Guarantors or any Security Document Party is a party or by which the properties of the Borrowers, the Guarantors or any Security Document Party may be bound or affected; (d) will not result in, or require, the creation or imposition of any Lien, upon or with respect to any of the properties now owned or hereafter acquired by the Borrowers or any of their Subsidiaries, except as provided in the Security Documents; or (e) will not cause the Borrowers or any Guarantor or any Security Document Party, as the case may be, to be in default in any material respect under any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, agreement, lease or instrument.

          Section 6.03. LEGALLY ENFORCEABLE AGREEMENTS. Each Facility Document is, or when delivered under this Agreement will be, a legal, valid and binding obligation of the Borrowers, each Guarantor and each Security Document Party, enforceable against the Borrowers, each Guarantor and each such Security Document Party, in accordance with its terms, except to the extent that enforceability may be subject to limitations imposed by general principles of equity or applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally.

          Section 6.04. LITIGATION. Except as set forth on SCHEDULE 6.04 hereto, there are no actions, suits or proceedings pending or, to the knowledge of the Borrowers, threatened, against or affecting the Borrowers or any of their Subsidiaries before any court, governmental agency or arbitrator, which may, in any one case or in the aggregate, materially adversely affect the financial condition, operations, properties or business of the Borrowers and their Subsidiaries taken as a whole or the ability of any Borrower, any Guarantor or any Security Document Party to perform its obligations under the Facility Documents.

          Section 6.05. FINANCIAL STATEMENTS. (a) The Borrowers have heretofore delivered to the Lenders the following financial statements:

                    (i) the consolidated balance sheets and statements of operations, shareholders' equity and cash flows of the Borrowers and their Subsidiaries, as of and for the fiscal years ended December 31, 1999, December 31, 2000, and December 31, 2001, audited and accompanied by an opinion of the Borrowers' independent public accountants;

                    (ii) the unaudited consolidated balance sheet and statement of operations of the Borrowers and their Subsidiaries, as of and for the Fiscal Months ended January, 2002 and February, 2002, certified by the chief financial officer of Option Care that such financial statements fairly present the financial condition of the Borrowers and their Subsidiaries as at such dates and the results of the operations of the Borrowers and their Subsidiaries for the period ended on such dates and that all such financial statements, including the related schedules and notes thereto have been prepared in all material respects in accordance with GAAP applied consistently throughout the periods involved; and

                    (iii) consolidated quarterly profit and loss statements, balance sheets and cash flow projections for the Borrowers and their Subsidiaries (including all Foreign Subsidiaries), prepared in accordance with GAAP, for the 2002 Fiscal Year, and on an annual basis for Fiscal Years 2003 and 2004, together with the written assumptions on which such projections are based.

          Except as disclosed on SCHEDULE 6.05, such financial statements (except for the projections) present fairly, in all material respects, the respective consolidated financial position and results of operations and cash flows of the respective entities as of such respective dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of such unaudited or pro forma statements. The projections were prepared by the Borrowers in good faith and were based on assumptions that were reasonable when made.

               (b) Except as disclosed on SCHEDULE 6.05, since December 31, 2001, there has been no material adverse change in the business, assets, operations or condition, financial or otherwise, of the Borrowers or any of their Subsidiaries from that set forth in the December 31, 2001 financial statements referred to in clause (i) of paragraph (a) above.

               (c) None of the Borrowers or any of their Subsidiaries has on the date hereof any contingent liabilities, liabilities for taxes, forward or long-term commitments (other than those entered into in the ordinary course of business) or unrealized or anticipated losses from any unfavorable commitments in each case that are material, except as referred to or reflected or provided for in the balance sheets as at the end of their respective fiscal years ended in 2001, referred to above, as provided for in SCHEDULE 6.05 annexed hereto, or as otherwise permitted pursuant to this Agreement, or as referred to or reflected or provided for in the financial statements described in this Section 6.05.

          Section 6.06. OWNERSHIP AND LIENS. The Borrowers and their Subsidiaries have title to, or valid leasehold interests in, all of its properties and assets, real and personal, including the properties and assets, and leasehold interests reflected in the financial statements referred to in
Section 6.05 (other than any properties or assets disposed of in the ordinary course of business), and none of the properties and assets owned by the Borrowers or any of their Subsidiaries (excluding any of its leasehold interests) is subject to any Lien, except as disclosed in such financial statements or as may be permitted hereunder or as listed in SCHEDULE 6.06 hereto.

          Section 6.07. EXISTING INDEBTEDNESS. None of the Borrowers nor any of their Subsidiaries owes Indebtedness as of the Effective Date for borrowed money or under any title retention agreements (including conditional sale contracts and Capital Leases) except as listed on SCHEDULE 6.07 hereto.

          Section 6.08. TAXES. Except as set forth on SCHEDULE 6.08 hereto, the Borrowers and each of their Subsidiaries have filed all tax returns (federal, state and local) required to be filed and have paid all taxes, assessments and governmental charges and levies thereon to be due, including interest and penalties, except for such taxes which are not material in amount and are being contested by the Borrowers in good faith in appropriate proceedings.

          Section 6.09. ERISA. Except as set forth on SCHEDULE 6.09 hereto, the Borrowers and their Subsidiaries have no Plans. The Borrowers and their Subsidiaries are in compliance in all material respects with all applicable provisions of ERISA. Neither a Reportable Event nor a Prohibited Transaction has occurred with respect to any Plan; no notice of intent to terminate a Plan has been filed nor has any Plan been terminated; no circumstance exists which constitutes grounds under Section 4042 of ERISA entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administer, a Plan, nor has the PBGC instituted any such proceedings; none of the Borrowers nor any ERISA Affiliate has completely or partially withdrawn under Sections 4201 or 4204 of ERISA from a Multiemployer Plan; the Borrowers and each of their ERISA Affiliates have met all minimum funding requirements under ERISA with respect to all of their Plans and none of the Borrowers nor any ERISA Affiliate has incurred any liability to the PBGC under ERISA in excess of $250,000.

          Section 6.10. SUBSIDIARIES AND AFFILIATES. Set forth on SCHEDULE 6.10 is a complete and correct list of all Subsidiaries of Option Care as of the date hereof, together with, for each such Subsidiary, (a) the jurisdiction of organization of such Subsidiary, (b) each Person holding ownership interests in such Subsidiary and (c) the nature of the ownership interests held by each such Person and the percentage of ownership of such Subsidiary represented by such ownership interests. Except as disclosed in SCHEDULE 6.10, (i) each Borrower and its respective Subsidiaries owns, free and clear of Liens (other than Liens permitted hereunder), and has the unencumbered right to vote, all outstanding ownership interests in each Person shown to be held by it in SCHEDULE 6.10, (ii) all of the issued and outstanding capital stock of each such Person organized as a corporation is validly issued, fully paid and nonassessable and (iii) there are no outstanding Equity Rights with respect to such Person. As of the Effective Date, the authorized, issued and outstanding capital stock of the Borrowers and their Subsidiaries consists of the capital stock described on
SCHEDULE 6.10, all of which is duly and validly issued and outstanding, fully paid and nonassessable.

          Section 6.11.  OPERATION OF BUSINESS.

               (a) The Borrowers and each of their Subsidiaries possesses all licenses, permits, franchises, Patents, Copyrights, Trademarks and trade names, or rights thereto, to conduct their business substantially as now conducted and as presently proposed to be conducted, and none of the Borrowers nor any of their Subsidiaries is in violation of any rights of others with respect to any of the foregoing that is reasonably likely to result in a Material Adverse Effect. Set forth on SCHEDULE 6.11 hereto is (i) a complete list of all Patents, Trademarks and Copyrights (each of the foregoing, together with any other intellectual property material to the business of the Borrowers and their Subsidiaries being referred to herein as "Proprietary Rights"), and (ii) a complete list of all websites and domain names owned by the Borrowers and their Subsidiaries, the domain name servers used in connection with the registration of such websites and domain names, and the administrative contacts used in connection with the registration of such domain names. SCHEDULE 6.11 clearly identifies all Patents, Trademarks and Copyrights that have been duly registered in, filed in or issued by the

PTO or the United States Register of Copyrights (collectively, the "Registered Proprietary Rights"). The Registered Proprietary Rights have been properly maintained and renewed in accordance with all applicable provisions of law and administrative regulations in the United States, as applicable. The Borrowers have taken commercially reasonable steps to protect their Registered Proprietary Rights and to maintain the confidentiality of all Proprietary Rights that are not generally in the public domain. Notwithstanding anything to the contrary set forth herein, within a reasonable period following the consummation of any Permitted Acquisition, the Borrowers shall obtain all licenses, permits, and franchises necessary to conduct the business acquired by the Borrowers in connection with such Permitted Acquisition, except where the failure to obtain the same would not result in a Material Adverse Effect.

               (b) As of the date hereof, SCHEDULE 6.11 annexed hereto contains a true, accurate and complete list of (i) all Real Property Assets, whether owned or leased, and (ii) all leases, subleases or assignments of leases (together with all amendments, modifications, supplements, renewals or extensions of any thereof) affecting each Leasehold Property, regardless of whether such Borrower is the landlord or tenant (whether directly or as an assignee or successor in interest) under such lease, sublease or assignment. Except as specified in SCHEDULE 6.11, each agreement listed in clause (ii) of the immediately preceding sentence is in full force and effect and the Borrowers have no knowledge of any default that has occurred and is continuing thereunder, and each such agreement constitutes the legal, valid and binding obligation of each applicable Borrower, enforceable against such Borrower in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles.

          Section 6.12. NO DEFAULT ON OUTSTANDING JUDGMENTS OR ORDERS. The Borrowers and each of their Subsidiaries have satisfied all judgments against them and none of the Borrowers nor any of their Subsidiaries is in default with respect to any judgment, writ, injunction, decree, rule or regulation of any court, arbitrator or federal, state, municipal or other governmental authority, commission, board, bureau, agency or instrumentality, domestic or foreign, except for judgments which are not material in amount and are being contested in good faith by the Borrowers in appropriate proceedings.

          Section 6.13. NO DEFAULTS ON OTHER AGREEMENTS. None of the Borrowers nor any of their Subsidiaries is a party to any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any charter or corporate restriction which could reasonably be expected to have a Material Adverse Effect. None of the Borrowers nor any of their Subsidiaries is in default in any material respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument material to its business to which it is a party.

          Section 6.14.  LABOR MATTERS.

               (a) Except as set forth on SCHEDULE 6.14 as of the Effective Time (i) no employee of any Borrower or any Subsidiary is represented by a labor union, no labor union has been certified or recognized as a representative of any such employee, and no Borrower or Subsidiary has any obligation under any collective bargaining agreement or other agreement with any labor union or any obligation to recognize or deal with any labor union, and there are no such contracts or other agreements pertaining to or which determine the terms or conditions of employment of any employee of any Borrower or Subsidiary thereof; (ii) there are no pending or threatened representation campaigns, elections or proceedings; (iii) no Borrower has any knowledge of any strikes, slowdowns or work stoppages of any kind, or threats thereof, and no such activities occurred during the 24-month period preceding the date hereof;
(iv) no Borrower or Subsidiary has engaged in, admitted committing or been held to have committed any unfair labor practice; and (v) no claims have been filed against any Borrower or Subsidiary by and any employees or representatives thereof.

               (b) Except as set forth on SCHEDULE 6.14, each of the Borrowers and their Subsidiaries has at all times complied in all material respects, and are in material compliance with, all applicable laws, rules and regulations respecting employment, wages, hours, compensation, benefits, and payment and withholding of taxes in connection with employment.

               (c) Except as set forth on SCHEDULE 6.14, the Borrowers and their Subsidiaries have at all times complied in all material respects, and are in material compliance with, all applicable laws, rules and regulations respecting occupational health and safety, whether now existing or subsequently amended or enacted, including, without limitation, the Occupational Safety & Health Act of 1970, 29 U.S.C. Section 651 et seq. and the state analogies thereto, all as amended or superseded from time to time, and any common law doctrine relating to worker health and safety.

          Section 6.15. INVESTMENT COMPANY ACT. None of the Borrowers nor any of their Subsidiaries is an "investment company" within the meaning of the United States Investment Company Act of 1940, as amended.

          Section 6.16.  ENVIRONMENTAL MATTERS. Except as set forth on SCHEDULE
6.16 hereto, to the knowledge of the Borrowers and their Subsidiaries, no real property currently or previously owned or leased by the Borrowers or any of their Subsidiaries is in violation of any Environmental Laws, and no Hazardous Materials are present on said real property other than Hazardous Materials used, generated, treated, stored, disposed of or otherwise introduced in compliance with all applicable Environmental Laws, and except for the presence of Hazardous Materials that would not result in a Material Adverse Effect. Except as set forth on SCHEDULE 6.16 hereto, none of the Borrowers nor any of their Subsidiaries has been identified in any litigation, administrative proceedings or investigation as a responsible party or potentially responsible party for any liability under any Environmental Laws.

          Section 6.17. REGULATION U. None of the Borrowers nor any of their Subsidiaries owns, directly or indirectly any "margin stock" (as defined in Regulation U of the Board of Governors of the Federal Reserve System, as supplemented from time to time). The proceeds of the Loans are not being used for the purpose, whether immediate, incidental or ultimate, of buying or carrying any "margin stock".

          Section 6.18.  NO GUARANTIES OR INDEMNITIES. Except as set forth on
SCHEDULE 6.07 hereto, none of the Borrowers nor any of their Subsidiaries is obligated on any Guaranty or any indemnification of any kind for the debts, liabilities or obligations of any Person, including without limitation any Affiliate, other than indemnities and hold harmless provisions entered into in favor of customers, bonding agencies and sureties in the ordinary course of business.

          Section 6.19. BANK ACCOUNTS. SCHEDULE 6.19 lists all banks and other financial institutions at which any Borrower maintains deposits and/or other accounts as of the Closing Date, and such Schedule correctly identifies the name, address and telephone number of each depository, the name in which the account is held, a description of the purpose of the account, and the complete account number.

          Section 6.20. TRADE RELATIONS. There exists no actual or, to the knowledge of the Borrowers and their Subsidiaries, threatened termination, cancellation or limitation of, or any modification or change in, the business relationship between any Borrower or any Subsidiary and any customer or any group of customers whose purchases of goods or services individually or in the aggregate are material to the business of such Borrower or such Subsidiary, or with any material supplier, and, to the knowledge of the Borrowers and their Subsidiaries, there exists no present condition or state of facts or circumstances which would materially adversely affect the Borrowers or their Subsidiaries or prevent the Borrowers or their Subsidiaries from conducting their businesses after the consummation of the transactions contemplated by this Agreement in substantially the same manner in which such businesses heretofore have been conducted.

          Section 6.21.  COMPLIANCE WITH HEALTH CARE LAWS.

               (a) Each of the Borrowers and their Subsidiaries has complied in all material respects with all Health Care Laws applicable to such Borrower's or Subsidiary's business. None of the Borrowers nor any of their Subsidiaries is subject to any action, order, or agreement relating to any failure or alleged failure by any Borrower or any Subsidiary to comply with any Health Care Law, and, to the best knowledge of the Borrowers and their Subsidiaries, no Borrower or any Subsidiary has any potential material liability for failing to comply with any Health Care Law.

               (b) The Borrowers and their Subsidiaries have obtained all material licenses, permits, accreditations, certifications and approvals necessary for their current operations under Health Care Laws, and all such licenses, permits, accreditations, certifications and approvals are in good standing, and each of the Borrowers and each Subsidiary is in compliance with all terms and conditions thereof.

               (c) No Borrower or Subsidiary has received any summons, complaint, subpoena, order or other notice that it is not currently in compliance with any Health Care Laws or that it is or may be liable to any other Person under or in connection with any Health Care Laws (unless, with respect to any such order (which is not a judicial order) or any such other notice such Borrower is in the process of remediating such noncompliance in accordance with any applicable cure or remediation plan or period set forth in such order or notice).

               (d) To the best of each Borrower's knowledge, none of the present or past operations of any Borrower or any Subsidiary is the subject of any investigation by any Governmental Authority concerning alleged or potential violations of Health Care Laws.

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               (e)  No Borrower or Subsidiary has entered into any negotiations or settlement agreements with any Person which impose or could impose material obligations or liabilities with respect to any Health Care Law on any Borrower or Subsidiary.

                                   ARTICLE 7.

                              AFFIRMATIVE COVENANTS

          So long as any of the Loans or Letters of Credit remain outstanding or any Lender shall have any Revolving Credit Commitment under this Agreement, each of the Borrowers shall:

          Section 7.01.  MAINTENANCE OF EXISTENCE. Except as permitted by
Section 7.03, preserve and maintain, and cause each of their Subsidiaries to preserve and maintain, its legal existence and good standing in the jurisdiction of its organization, and qualify and remain qualified, and cause each of its Subsidiaries to qualify and remain qualified, as a foreign organization in each jurisdiction in which the failure to be so qualified would have a Material Adverse Effect.

          Section 7.02. CONDUCT OF BUSINESS. Continue, and cause each of their Subsidiaries to continue, to engage in an efficient and commercially reasonable manner in a business of the same general type as conducted by it on the date of this Agreement.

          Section 7.03. MAINTENANCE OF PROPERTIES. Maintain, keep and preserve, and cause each of their Subsidiaries to maintain, keep and preserve, all of its properties, (tangible and intangible) necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted.

          Section 7.04. MAINTENANCE OF RECORDS; FISCAL YEAR. Keep, and cause each of their Subsidiaries to keep, adequate records and books of account, in which complete entries will be made in accordance with GAAP, reflecting all financial transactions of the Borrowers and their Subsidiaries. To enable the ready and consistent determination of compliance with the covenants set forth in
Article 9 of this Agreement, each of the Borrowers shall maintain, and shall cause each of their Subsidiaries (including each Foreign Subsidiary) to maintain, December 31 of each year as the end of such Borrower's or such Subsidiary's Fiscal Year.

          Section 7.05. MAINTENANCE OF INSURANCE. Maintain, and cause each of their Subsidiaries to maintain, insurance with financially sound and reputable insurance companies or associations in such amounts and covering such risks as the Agent deems reasonably appropriate. The Agent will be named "Lender's Loss Payable" and/or "Additional Named Insured," as appropriate, on all insurance policies.

          Section 7.06. COMPLIANCE WITH LAWS. Comply, and cause each of their Subsidiaries to comply, in all material respects with all applicable laws, rules, regulations and orders (including Health Care Laws, ERISA and Environmental Laws), such compliance to include, without limitation, paying all taxes, assessments and governmental charges imposed upon it or upon its property before the same become delinquent, except for such taxes, assessments, and governmental charges which are not material in amount and which are being contested by the Borrowers in appropriate proceedings.

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          Section 7.07.  RIGHT OF INSPECTION. At any reasonable time and from time to time during regular business hours and upon reasonable prior notice (except that no such prior notice shall be required after the occurrence and during the continuance of any Default or Event of Default), permit the Agent or any agent or representative thereof, to examine and make copies and abstracts from the records and books of account of, and visit the properties of, the Borrowers and any of their Subsidiaries, and the Borrowers hereby give to the Agent and to any of its agents or representatives the Borrowers' irrevocable permission to discuss to the extent necessary the affairs, finances and accounts of the Borrowers and any of their Subsidiaries with the Borrowers' or their Subsidiaries' respective officers and directors and the Borrowers' independent accountants.

          Section 7.08. REPORTING REQUIREMENTS. Furnish to the Agent which shall in turn furnish to each of the Lenders:

               (a) As soon as available and in any event within 90 days after the end of each Fiscal Year of the Borrowers, consolidated and consolidating balance sheets of the Borrowers and their Subsidiaries as of the end of such Fiscal Year and consolidated and consolidating statements of income, cash flows and stockholders' equity of the Borrowers and their Subsidiaries for such Fiscal Year, all in reasonable detail and all prepared in accordance with GAAP, and as to the consolidated statements, accompanied by an opinion thereon by Ernst & Young LLP or other independent accountants of national standing selected by the Borrowers and reasonably acceptable to Agent, which opinion shall not be qualified by reason of audit limitations imposed by the Borrowers;

               (b) As soon as available and in any event within 45 days after the end of each Fiscal Quarter of the Borrowers (including the Fiscal Quarter ending December 31 of each Fiscal Year), consolidated balance sheets of the Borrowers and their Subsidiaries as of the end of such Fiscal Quarter and consolidated statements of income, and cash flows of the Borrowers and their Subsidiaries for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, all in reasonable detail and stating in comparative form the respective consolidated figures for the corresponding date in the current Fiscal Quarter, and all prepared in accordance with GAAP and certified by the chief financial officer of Option Care (subject to year-end adjustments and the absence of footnotes);

               (c) As soon as available and in any event within 15 Banking Days after the end of each Fiscal Month of the Borrowers, consolidated balance sheets of the Borrowers and their Subsidiaries as of the end of such Fiscal Month and consolidated and consolidating statements of income, and cash flows of the Borrowers and their Subsidiaries for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Month, all in reasonable detail and stating in comparative form the respective consolidated figures for the corresponding date in the current Fiscal Year, and all prepared in accordance with GAAP and certified by the chief financial officer of Option Care (subject to year-end adjustments and the absence of footnotes);

               (d) Simultaneously with the delivery of the financial statements referred to above for each Fiscal Year and each Fiscal Quarter of the Borrowers, a certificate of the chief financial officer of Option Care in substantially the form of EXHIBIT I hereto (a "COMPLIANCE

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CERTIFICATE") (i) certifying that to the best of his knowledge no Default or
Event of Default has occurred and is continuing or, if a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof and the action which is proposed to be taken with respect thereto, (ii) with computations set forth in reasonable detail satisfactory to the Lenders which demonstrate compliance with the covenants contained in Article 9, and (iii) with a schedule listing all Liens of which they have knowledge on the assets of the Borrowers and their Subsidiaries which are in addition to those in favor of the Agent and Lenders or those listed on SCHEDULE 6.16 hereto;

               (e) Promptly after the commencement thereof, notice of all actions, suits, and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, against any of the Borrowers or any of their Subsidiaries which, if determined adversely to the Borrowers or their Subsidiaries, could reasonably be expected to have a Material Adverse Effect;

               (f) As soon as possible and in any event within three (3) days after the occurrence of each Default or Event of Default, a written notice setting forth the details of such Default or Event of Default and the action which is proposed to be taken by the Borrowers with respect thereto;

               (g) Promptly after the receiving thereof, copies of all reports and notices which the Borrowers or any of their Subsidiaries receives from the PBGC or the U.S. Department of Labor under ERISA; and as soon as possible and in any event within 10 days after the Borrowers or any of their Subsidiaries know or have reason to know that any Reportable Event or Prohibited Transaction has occurred with respect to any Plan or that the PBGC or the Borrowers or any of their Subsidiaries have instituted or will institute proceedings under Title IV of ERISA to terminate any Plan, the Borrowers will deliver to each of the Lenders a certificate of the chief financial officer of Option Care setting forth details as to such Reportable Event or Prohibited Transaction or Plan termination and the action the Borrowers propose to take with respect thereto;

               (h) Within 90 days of the end of each Fiscal Year, a forecast of the balance sheet, income statement and statement of cash flows for the then current Fiscal Year of the Borrowers and their Subsidiaries in a form reasonably acceptable to the Agent and prepared on a quarterly basis by management in accordance with GAAP;

               (i) Contemporaneously with the filing, copies of all material and reports filed with the Securities and Exchange Commission; and

               (j) Such other information respecting the condition or operations, financial or otherwise, of the Borrowers or any of their Subsidiaries as the Agent at the request of any Lender may from time to time reasonably request.

          Section 7.09. SPECIAL PERIODIC REPORTS. The Borrowers shall execute and deliver to the Agent, the following documents compiled as of the last day of the applicable fiscal period, and the Borrowers acknowledge that the Agent and the Lenders will rely on such documents in making loans hereunder:

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               (a)  Monthly (or with such greater frequency as the Agent may reasonably request), by the fifteenth (15th) Banking Day of the following month (or by such other date as the Agent may reasonably specify in the event the Agent requests that such information be provided more frequently):

               (i) a declaration or statement of: (A) Accounts (identifying both Eligible Accounts, Eligible Unbilled Accounts, and ineligible Accounts), (B) sales, (C) aging of Accounts, (D) aging of accounts payable, (E) order backlog, (F) inventory (identifying Eligible Inventory and ineligible inventory); (G) approval or comments on the loan reconciliation provided to the Borrowers by the Agent, and (H) an accounts receivable reconciliation; all as of the prior month end and certified by the chief financial officer of Option Care and in form reasonably acceptable to the Agent; and

               (ii) a Monthly Borrowing Base Certificate in substantially the form of EXHIBIT C annexed hereto.

               (b) At the Agent's reasonable request, and within ten (10) days of any such request, certified true copies of customer's invoices, or the equivalent, for all services rendered and goods provided; and

               (c) At the Agent's reasonable request, and within a reasonable time period, certified true copies of all contracts, security agreements, mortgages and other documents executed by the customers in connection with all services rendered and any other information, reports, reconciliations, Account debtor's addresses or documents the Agent may call upon the Borrowers to submit from time to time.

The failure by the Agent or the Lenders to request any or all of the foregoing or the failure of the Borrowers to perform the same shall not affect the security interest of the Agent or the Lenders in or rights to any of the Collateral. The pledge and assignment of each Account hereunder shall constitute and be a transaction separate from and independent of each other, but all such transactions shall be subject to and governed by each and every one of the terms and provisions of this Agreement.

          Section 7.10. EMPLOYMENT CONTRACTS. With 150 days following the Closing Date, the Borrowers shall enter into employment and noncompetition agreements with the Borrowers' most senior executives (as previously identified to the Agent) on terms and conditions reasonably acceptable to the Agent.

          Section 7.11. FIELD AUDITS. The Borrowers will permit the Agent to conduct field audit examinations of, among other things, the Borrowers' and their Subsidiaries' assets, liabilities, books, records, billing and collection processes and management information systems twice each Fiscal Year (or with such greater frequency as the Agent may reasonably require); provided further that the Borrowers will permit the Agent to conduct such examinations at any time and from time to time upon the occurrence and during the continuance of a Default. Each Lender shall have the right to participate, in a manner reasonably acceptable to such Lender, in such field audit examinations, PROVIDED, however, that in the event that any Lender's Revolving Credit Commitment at any time exceeds the Revolving Credit Commitment of the Agent, such Lender

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shall have the right, in such Lender's reasonable discretion, to request that the Agent conduct additional field audit examinations. The Borrowers will reimburse the Agent for the expense of each field audit examination at the Agent's standard per diem rate per person, plus out-of-pocket expenses. In connection with such field audits, the Borrowers will permit the Agent to make test verifications of the Accounts with the Borrowers' and their Subsidiaries' customers.

          Section 7.12. COOPERATION AND FURTHER ASSURANCE. At all times until the Loans are repaid in full, the Borrowers shall, and shall cause each of their Subsidiaries to, cooperate with the Agent and the Lenders to effectuate the intent and purposes of the Facility Documents. Without limiting the foregoing, the Borrowers agree to execute and deliver any financing statements or other instruments and do such other acts and things, as Agent may reasonably deem necessary or advisable to effectuate the intent and purposes of this Agreement, and shall cause their Subsidiaries to do likewise.

          Section 7.13. DEPOSITS INTO COLLATERAL ACCOUNT. At all times when any Revolving Credit Loans or Letters of Credit shall be outstanding, the Borrowers
(i) shall remit to the Agent promptly following receipt, and shall hold in trust for the Agent and the Lenders until so remitted, any and all moneys received from any source for deposit into the Collateral Account, including without limitation any proceeds from any equity investment or extraordinary transaction, and (ii) shall direct all financial institutions at which any Controlled Accounts are maintained to remit to the Agent on a daily basis (or at such other frequency as the Agent, in its discretion shall specify to the Borrowers), all collected funds in such Controlled Accounts. At all times from and after the date hereof, the Borrowers shall take all actions necessary to maintain, preserve and protect the rights and interests of the Agent with respect to all cash deposits of the Borrowers and all other proceeds of Collateral and shall not, without the Agent's prior written consent, open any new or additional deposit or other bank accounts.

          Section 7.14. LOCK BOX OPERATION. The Borrowers shall at all times direct their Account Debtors to make all payments directly to Lock Boxes or Controlled Accounts under the control of the Agent or under the control of another financial institution reasonably acceptable to the Agent that has entered into a Controlled Account Agreement with the Agent.

          Section 7.15. COMPLIANCE WITH HEALTH CARE LAWS. Each Borrower shall conduct its business in compliance with all Health Care Laws applicable to such Borrower's business. Each Borrower shall act promptly and appropriately to respond to and remediate any violation of any Health Care Law. Each of the Borrowers shall promptly report to the Agent, any such violation and any such response and remediation.

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                                   ARTICLE 8.

                               NEGATIVE COVENANTS

          So long as any of the Loans or Letters of Credit shall remain outstanding or any Lender shall have any Revolving Credit Commitment under this Agreement, each of the Borrowers covenants and agrees that it shall not (unless waived in accordance with the provisions of Section 13.01 hereof):

          Section 8.01. SALE OF ASSETS. Sell, lease, assign, transfer or otherwise dispose of, or permit any Subsidiary to sell, lease, assign, transfer or otherwise dispose of, any of its now owned or hereafter acquired assets (including, without limitation, shares of stock and indebtedness of any Subsidiary, receivables and leasehold interests); except: (a) for inventory disposed of, or other assets consumed, in the ordinary course of business; (b) any sale, lease, assignment or other transfer by any Borrower of its assets to any other Borrower; (c) any sale or other disposition of assets no longer used or useful in the conduct of its business; and (d) any other sale, lease, assignment, or other transfer of assets (other than Accounts and inventory) by any Borrower or any Subsidiary, PROVIDED that (i) after giving effect to any sale, lease assignment or other transfer pursuant to Section 8.01(d), the Borrowers are in compliance with the covenants set forth in Article 9, and (ii) 100% of the Net Cash Payments received from dispositions under Sections 8.01(c) or 8.01(d) shall be applied to prepay the Revolving Credit Loans in accordance with Section 2.04(c).

          Section 8.02. STOCK OF SUBSIDIARIES, ETC. Sell or otherwise dispose of any shares of capital stock of any Subsidiary, except in connection with a transaction permitted under Section 8.03, or permit any such Subsidiary to issue any additional share of its capital stock, except (a) directors' qualifying shares, and (b) the issuance of shares by any Subsidiary to any Borrower, PROVIDED that such Borrower shall forthwith deliver to the Agent pursuant to the applicable Security Documents the certificates evidencing such shares of stock, accompanied by undated stock powers executed in blank, and shall take such other action as the Agent shall request to create a valid and enforceable First Priority Lien on such shares pursuant to such Security Documents.

          Section 8.03. MERGERS, ETC. Merge or consolidate with, or sell, assign, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to, any Person, or permit any Subsidiary to do so, except that (a) any Wholly-Owned Subsidiary (other than a Foreign Subsidiary) may merge into any Borrower (so long as such Borrower is the surviving corporation) and
(b) any Borrower may transfer assets to any other Borrower.

          Section 8.04. DIVIDENDS AND STOCK REPURCHASES. Declare or pay any dividends, purchase, redeem, retire or otherwise acquire for value any of its capital stock now or hereafter outstanding, or make any distribution of assets to its stockholders as such whether in cash, assets or in obligations of the Borrowers, or allocate or otherwise set apart any sum for the payment of any dividend or distribution on, or for the purchase, redemption or retirement of any shares of its capital stock, or make any other distribution by reduction of capital or otherwise in respect of any shares of its capital stock or permit any Subsidiary to purchase or otherwise acquire for value

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any stock of the Borrowers or another Subsidiary, except that: (a) Option Care may declare and deliver dividends and make distributions payable solely in common stock of Option Care and (b) Option Care may purchase or otherwise acquire shares of its capital stock from employees or directors in connection with the termination of their employment or affiliation with Option Care and pursuant to employee stock redemption plans, PROVIDED that the aggregate cash consideration paid by Option Care for all such shares does not exceed $500,000 during any fiscal year.

          Section 8.05. LIENS. Create, incur, assume or suffer to exist, or permit any Subsidiary to create, incur, assume or suffer to exist, any Lien, upon or with respect to any of its properties, now owned or hereafter acquired, except (the following being called "PERMITTED LIENS"):

               (a) Liens in favor of the Agent on behalf of the Lenders securing the Loans hereunder;

               (b) Liens for taxes or assessments or other government charges or levies if not yet due and payable or, if due and payable, if they are being contested in good faith by appropriate proceedings and for which appropriate reserves are maintained;

               (c) Liens imposed by law, such as mechanic's, materialmen's, landlord's, warehousemen's and carrier's Liens, and other similar Liens, securing obligations incurred in the ordinary course of business which are not past due for more than 30 days, or which are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established;

               (d) Liens under workmen's compensation, unemployment insurance, social security or similar legislation (other than ERISA);

               (e) Liens, deposits or pledges to secure the performance of bids, tenders, contracts (other than contracts for the payment of money), leases (permitted under the terms of this Agreement), public or statutory obligations, surety, stay, appeal, indemnity, performance or other similar bonds, or other similar obligations arising in the ordinary course of business;

               (f) Judgment and other similar Liens arising in connection with court proceedings; provided that the execution or other enforcement of such Liens is effectively stayed and the claims secured thereby are being actively contested in good faith and by appropriate proceedings;

               (g) Easements, rights-of-way, restrictions and other similar encumbrances which, in the aggregate, do not materially interfere with the occupation, use and enjoyment by the Borrower or any of its Subsidiaries of the property or assets encumbered thereby in the normal course of its business or materially impair the value of the property subject thereto;

               (h)  Liens in existence on the Effective Date and listed on
SCHEDULE 6.06 hereto; or

               (i) Liens on fixed or capital assets, including real or personal property, acquired, constructed or improved by any Borrower, provided that (A) such Liens secure Indebtedness (including Capitalized Leases) permitted by
Section 8.11(b), (B) such Liens and the

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Indebtedness secured thereby are incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement or were in effect at the time the Borrowers acquired the assets or stock, (C) the Indebtedness secured thereby does not exceed the cost of acquiring, constructing or improving such fixed or capital assets, (D) such security interests shall not apply to any other property or assets of any Borrower; and (E) the Borrowers shall be in compliance with Article 9 of this Agreement after giving effect to such transactions.

          Section 8.06. TRANSACTIONS WITH AFFILIATES. Except as expressly permitted by this Agreement, take any of the following actions or permit any Subsidiary to take any of the following actions: (a) make any loan, advance or investment in an Affiliate; (b) transfer, sell, lease, assign or otherwise dispose of any property to an Affiliate; (c) merge into or consolidate with an Affiliate, or purchase or acquire property from an Affiliate; or (d) enter into any other transaction directly or indirectly with or for the benefit of an Affiliate (including, without limitation, guarantees and assumptions of obligations of an Affiliate); PROVIDED that the Borrowers may engage in and continue the transactions with or for the benefit of Affiliates which are described in SCHEDULE 8.06 so long as the terms of such transactions are not less favorable to the Borrowers than the terms of a commercially reasonable, arms' length transaction between non-affiliated parties.

          Section 8.07. HAZARDOUS MATERIALS; INDEMNIFICATION. Use, generate, treat, store, dispose of or otherwise introduce, or permit any Subsidiary to use, generate, treat, store, dispose of or otherwise introduce, any Hazardous Materials into or on any real property owned or leased by any of them and will not cause, suffer, allow or permit anyone else to do so, except in compliance with all applicable Environmental Laws. The Borrowers hereby jointly and severally agree to indemnify, reimburse, defend and hold harmless the Lenders and their directors, officers, agents and employees ("Indemnified Parties") for, from and against all demands, liabilities, damages, costs, claims, suits, actions, legal or administrative proceedings, interest, losses, expenses and reasonable attorney's fees (including any such fees and expenses incurred in enforcing this indemnity) asserted against, imposed on or incurred by any of the Indemnified Parties, directly or indirectly pursuant to or in connection with the application of any Environmental Law to acts or omissions occurring at any time on or in connection with any real estate owned or leased by the Borrowers or any Subsidiary or any business conducted thereon.

          Section 8.08. ACQUISITIONS. Make or permit any Subsidiary to make any Acquisition except that the Borrowers shall be permitted to make Acquisitions of the capital stock or assets of domestic businesses which are in the same line of business (i.e., home healthcare and/or specialty pharmacy) as the Borrowers and Subsidiaries (collectively, "PERMITTED ACQUISITIONS") and which meet the following criteria:

               (a) each such Acquisition shall have been approved by the board of directors (and, if required under applicable law, the stockholders) of the entity to be acquired;

               (b) in the event the aggregate purchase price (including any potential Earn Out Obligations) for any single Acquisition exceeds $1,000,000, the Borrowers shall submit to the Agent, at least seven (7) Banking Days prior to the closing of such Acquisition a certificate of the CFO of Option Care (the "ACQUISITION CERTIFICATE") which shall include the following: (i)

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at least two years of annual audited or reviewed financial statements (or otherwise acceptable to the Lenders) for the entity to be acquired, prepared on standalone basis including balance sheets and income and cash flow statements;
(ii) reasonably detailed calculations demonstrating that on a pro forma combined basis for the most recently ended period of twelve months (with such pro forma adjustments as the Agent shall deem reasonably acceptable) the Borrowers and Subsidiaries and the entity to be acquired shall meet all of the covenants set forth in Article 9 hereof for the most recently completed fiscal quarter; and
(iii) a calculation of the pro forma Borrowing Base of the Borrowers including the entity to be acquired that demonstrates that the Borrowers and their Subsidiaries meet the minimum Collateral Availability requirement set forth in
Section 9.03 hereof;

               (c) the aggregate purchase price for any Acquisition (including all potential payments in respect of Earn Out Obligations) shall not exceed $7,500,000;

               (d) after giving effect to such Acquisition, the Borrowers shall have pro forma Availability of not less than $7,500,000;

               (e) no Default or Event of Default shall have occurred and be continuing under the Facility Documents immediately prior to and after giving effect to the proposed Acquisition;

               (f) the Borrowers and their Subsidiaries, immediately prior to and after giving effect to any proposed Acquisition, shall be in compliance with all terms and provisions of the Facility Documents, including, without limitation, the covenants set forth in Article 9 hereof and the minimum Collateral Availability requirements set forth in Section 9.03 hereof;

               (g) each business acquired shall be organized under the laws of the United States and have its chief executive office and principal place of business within the United States; and

               (h) if the Acquisition is structured as a merger involving any Borrower, such Borrower shall be the surviving corporation.

PROVIDED, HOWEVER that the Borrowers and their Subsidiaries shall not consummate more than eight (8) Acquisitions of entities which are not Option Care Franchisees during any period of twelve consecutive months without the prior written consent of the Agent and the Lenders; and PROVIDED, FURTHER, that (x) the Accounts of any business acquired by any Borrower or Subsidiary shall not be included in the Borrowing Base unless such Accounts satisfy all criteria set forth in the definition of Eligible Accounts in Section 1.01 hereof and (y) if the aggregate amount of the Accounts of any business acquired by any Borrower or Subsidiary exceeds $2,500,000, such Accounts shall not be included in the Borrowing Base until the Agent shall have conducted, and be satisfied with, a new field audit examination of the type described in Section 7.11, including a review of such Accounts.

          Section 8.09. SUBSIDIARIES. Create any Subsidiary after the date hereof unless the Borrowers shall as soon as possible but in any case not later than fifteen (15) days subsequent to the creation of such Subsidiary (i) cause such Subsidiary to (x) execute and deliver to the Agent a counterpart to this Agreement (and thereby to become a party to this Agreement, as a

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"Borrower" or "Guarantor" hereunder), a counterpart to the Pledge Agreement and such other documentation in such form as the Lenders may reasonably require, (y) take such other action as shall be necessary to create and perfect valid and enforceable First Priority Liens in favor of the Agent on all or substantially all of the assets of such Subsidiary consistent with the provisions of the applicable Security Documents and (z) deliver proof of corporate action, incumbency of officers and other documents and opinions as is consistent with those delivered by each Borrower pursuant to Section 6.01 as of the Effective Date and (ii) execute and deliver to the Agent such amendments to the Pledge Agreement or such new pledge agreements and take such other actions (including delivering the certificates representing such shares of stock to the Agent) as shall be necessary to create and perfect valid and enforceable First Priority Liens in favor of the Agent on all of the issued and outstanding stock of such Subsidiary and deliver to the Agent such proof of corporate action, incumbency certificates and opinions of counsel as are consistent with those delivered under Section 6.01 with respect to those Subsidiaries whose stock is pledged to the Agent on the Effective Date, all of the foregoing to be in form and substance reasonably satisfactory to the Agent.

          Section 8.10. CERTAIN INVESTMENTS. Make after the date of this Agreement or permit to remain outstanding any loans, advances or investments of any kind in or make any distributions of cash or other assets of any kind to any other Person, except that (a) any Borrower may make loans to or investments in any other Borrower, and (b) the Borrowers may make Permitted Investments; PROVIDED that at any time when the Total Exposure exceeds $2,500,000, the Borrowers shall within ten (10) Banking Days liquidate such Permitted Investments and apply 100% of the net cash proceeds from the liquidation of such Permitted Investments to prepay the Revolving Credit Loans in an amount sufficient to reduce the Total Exposure to an amount less than $2,500,000.

          Section 8.11. INDEBTEDNESS. Create, incur, assume or suffer to exist, or permit any Subsidiary to create, incur, assume or suffer to exist any Indebtedness, except:

               (a) Indebtedness of the Borrowers under this Agreement or the Notes;

               (b) other Indebtedness of the Borrowers (determined on a consolidated basis without duplication in accordance with GAAP) consisting of Capitalized Leases and/or secured by Liens permitted under Section 8.05, in an aggregate principal amount at any time outstanding not in excess of $2,500,000 at any one time outstanding, PROVIDED that the Borrowers shall be in compliance with Article 8 of this Agreement after giving effect to such transactions;

               (c)  Subordinated Indebtedness;

               (d)  Trade debt incurred in the ordinary course of business;

               (e) Indebtedness existing on the date hereof which is set forth on SCHEDULE 8.11 annexed hereto and has been designated on such schedule as Indebtedness that will remain outstanding following the funding of the initial Loans;

               (f) Indebtedness in respect of Foreign Exchange Obligations and Interest Rate Protection Obligations owing to the Agent or any of the Lenders; and

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               (g)  unsecured Indebtedness in respect of Earn Out Obligations.

          Section 8.12. GUARANTEES, ETC. Except as set forth in Section 6.17 or otherwise expressly permitted by Section 8.06 assume, guarantee, endorse or otherwise be or become directly or contingently responsible or liable, or permit any Subsidiary to assume, guarantee, endorse or otherwise be or become directly or contingently responsible or liable (including, but not limited to, an agreement to purchase any obligation, stock, assets, goods or services or to supply or advance any funds, assets, goods or services, or an agreement to maintain or cause such Person to maintain a minimum working capital or net worth or otherwise to assure the creditors of any Person against loss) for the obligations of any Person, except (a) guarantees by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business and (b) guarantees by any Subsidiary of Indebtedness of the Borrowers permitted hereunder.

          Section 8.13. SUBORDINATED INDEBTEDNESS. Purchase, redeem, retire or otherwise acquire for value, or set apart any money for a sinking, defeasance or other analogous fund for the purchase, redemption, retirement or other acquisition of, or make, or permit any Subsidiary to do any of the foregoing in respect of any voluntary payment or prepayment of the principal of or interest on, or other amount owing in respect of, any Subordinated Indebtedness.

          Section 8.14. RESTRICTIVE AGREEMENTS. Enter into, incur or permit to exist, or permit any Subsidiary to enter into, incur or permit to exist, any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of any Borrower or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets in favor of the Agent or the Lenders, or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to the Borrowers or the ability of the Guarantors to Guarantee Indebtedness of the Borrowers; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by this Agreement, and (ii) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted to be incurred by the Borrowers or their Subsidiaries under the terms of this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness.

          Section 8.15. TRANSACTIONS WITH EXCLUDED SUBSIDIARIES. Notwithstanding anything to the contrary set forth in this Agreement, except as expressly permitted by this Section 8.15, take any of the following actions or permit any Subsidiary to take any of the following actions: (a) make any loan, advance or investment in an Excluded Subsidiary; (b) transfer, sell, lease, assign, or otherwise dispose of any property to an Excluded Subsidiary; (c) merge into or consolidate with an Excluded Subsidiary, or purchase or acquire property from an Excluded Subsidiary; or (d) enter into any other transaction directly or indirectly with or for the benefit of an Excluded Subsidiary (including, without limitation, guarantees and assumptions of obligations of an Excluded Subsidiary); PROVIDED that so long as no Default or Event of Default shall have occurred and be continuing, the Borrowers may make capital contributions to the Excluded Subsidiaries in an aggregate amount not to exceed $1,000,000 per year.

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                                   ARTICLE 9.

                               FINANCIAL COVENANTS

          So long as any of the Notes shall remain unpaid or any Lender shall have any Revolving Credit Commitment under this Agreement:

          Section 9.01. MAXIMUM TOTAL LEVERAGE RATIO. The Borrowers will not permit the Total Leverage Ratio of the Borrowers and their Subsidiaries (determined on a consolidated basis in accordance with GAAP) as of the end of each Fiscal Quarter to exceed 2.75 to 1.00.

          Section 9.02. MINIMUM FIXED CHARGE COVERAGE RATIO. The Borrowers shall not permit the Fixed Charge Coverage Ratio as of the end of each Fiscal Quarter to be less than 1.50 to 1.00.

          Section 9.03. MINIMUM COLLATERAL AVAILABILITY. The Borrowers shall not permit the Collateral Availability at any time to be less than $5,000,000.

                                  ARTICLE 10.

                                EVENTS OF DEFAULT

          Section 10.01. EVENTS OF DEFAULT. Any of the following events shall be an "Event of Default":

               (a) The Borrowers shall fail to pay any principal of or interest on the Loans or any Reimbursement Obligation or any fee or other amount due hereunder when the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof, by acceleration of such due or prepayment date, or otherwise;

               (b) Any representation or warranty made or deemed made by the Borrowers or any of their Subsidiaries in this Agreement or in any other Facility Document or which is contained in any certificate, document, opinion, financial or other statement furnished at any time under or in connection with any Facility Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made;

               (c) The Borrowers or any of their Subsidiaries shall fail to perform or observe (i) any of the covenants set forth in Sections 7.01, 7.07 through 7.09, 7.11, 7.13 or 7.14 or in Articles 8 or 9, or (ii) any term, covenant or agreement contained in this Agreement (other than those referred to elsewhere in this Section 10.01) or fail to perform or observe any term, covenant or agreement on its part to be performed or observed in any other Facility Document, and, in the case of this clause (ii), such failure shall continue for 15 consecutive days after notice of such failure shall have been made to the Borrowers by the Agent at the request of the Required Lenders;

               (d) Any Borrower or any Subsidiary shall: (i) fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness of the Borrowers or such Subsidiary when due (whether by scheduled maturity,

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required prepayment, demand or otherwise); or (ii) fail to perform or observe any term, covenant or condition on its part to be performed or observed under any agreement or instrument relating to any such Material Indebtedness, when required to be performed or observed, if the effect of such failure to pay, perform or observe is to accelerate the maturity of such Material Indebtedness (or, after the giving of applicable notice or passage of time, or both, to permit the acceleration of the maturity of such Material Indebtedness), or any such Material Indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof;

               (e) Any Borrower or any Subsidiary: (i) shall generally not, or be unable to, or shall admit in writing its inability to, pay its debts as such debts become due; or (ii) shall make an assignment for the benefit of creditors, petition or apply to any tribunal for the appointment of a custodian, receiver or trustee for it or a substantial part of its assets; or (iii) shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or (iv) shall have had any such petition or application filed or any such proceeding shall have been commenced, against it, in which an adjudication or appointment is made or order for relief is entered, or which petition, application or proceeding remains undismissed for a period of 60 days or more; or (v) by any act or omission shall indicate its consent to, approval of or acquiescence in any such petition, application or proceeding or order for relief or the appointment of a custodian, receiver or trustee for all or any substantial part of its property; or (vi) shall suffer any such custodianship, receivership or trusteeship to continue undischarged for a period of 60 days or more;

               (f) One or more judgments, decrees or orders for the payment of money in excess of $1,000,000 in the aggregate shall be rendered against any Borrower or any Subsidiary and such judgments, decrees or orders shall continue unsatisfied and in effect for a period of 60 consecutive days without being vacated, discharged, satisfied or stayed or bonded pending appeal;

               (g) Any of the following events shall occur or exist with respect to any Borrower or any ERISA Affiliate: (i) any Prohibited Transaction involving any Plan; or (ii) any Reportable Event shall occur with respect to any Plan; or (iii) the filing under Section 4041 of ERISA of a notice of intent to terminate any Plan or the termination of any Plan; or (iv) any event or circumstance exists which might constitute grounds entitling the PBGC to institute proceedings under Section 4042 of ERISA for the termination of, or for the appointment of a trustee to administer, any Plan, or the institution by the PBGC of any such proceedings; or (v) complete or partial withdrawal under
Section 4201 or 4204 of ERISA from a Multiemployer Plan or the reorganization, insolvency, or termination of any Multiemployer Plan; and in each case above, such event or condition, together with all other events or conditions, if any, could subject the Borrower to any tax, penalty, or other liability to a Plan, Multiemployer Plan, the PBGC, or otherwise (or any combination thereof) which in the aggregate exceed or may exceed $1,000,000;

               (h) After the date hereof, any Person who does not now possess Control of Option Care shall acquire Control of Option Care, alone or together with its Affiliates, by stock

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purchase, tender offer or otherwise, other than transfers of the capital stock of Option Care which shall occur by operation of law;

               (i) The Security Documents shall at any time or for any reason cease: (i) to create a valid and perfected security interest or lien in and to the property purported to be subject to the same; or (ii) to be in full force and effect or shall be declared null and void, or the validity or enforceability thereof shall be contested by any party thereto or any party thereto shall deny it has any further liability or obligations to the secured parties thereunder;

               (j) Any Facility Document shall at any time or for any reason cease to be in full force and effect or shall be declared null and void, or the validity or enforceability thereof shall be contested by any Borrower or any Subsidiary, or any Borrower or any Subsidiary shall deny it has any further liability or obligations thereunder;

               (k) The Agent shall have reasonably determined that an event or condition has occurred which has had, or which could be expected to have, a Material Adverse Effect; or

               (l) Any Borrower or Subsidiary shall (i) withdraw or attempt to withdraw any funds or other items on deposit in any Lockbox or any Controlled Account; (ii) direct or attempt to direct any bank at which any Lockbox or Controlled Account is maintained not to make, or to cease making, transfers of any funds or other items (x) from a Lockbox to a Controlled Account, or (y) from a Controlled Account to the Agent or at the direction of the Agent; or (iii) direct any Account Debtor not to make payments to Lockbox.

          Section 10.02. REMEDIES. If any Event of Default shall occur and be continuing, the Agent shall, upon request of the Required Lenders, by a written notice to the Borrowers: (a) declare the Revolving Credit Commitments to be terminated, whereupon the same shall forthwith terminate, and (b) declare the outstanding principal of the Loans, all interest thereon and all other amounts payable under this Agreement and the Loans to be forthwith due and payable, whereupon the Notes, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrowers; provided that, in the case of an Event of Default referred to in Section 10.01(e) above, the Revolving Credit Commitments shall be immediately terminated, and the Loans, all interest thereon and all other amounts payable under this Agreement and the Notes shall be immediately due and payable without notice, presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrowers. Further, upon the occurrence and during the continuance of an Event of Default, the Agent, acting on behalf of and at the direction of the Required Lenders (and subject to the provisions of Section 11.17), may then exercise any and all rights and remedies available under the Facility Documents or at law or in equity.

                                  ARTICLE 11.

                                    GUARANTY

          Section 11.01. THE GUARANTEE. Each Person who may from time to time become a Guarantor hereunder, hereby jointly and severally guarantees to each Lender and the Agent and

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its respective successors and assigns the prompt payment in full when due
(whether at stated maturity, by acceleration or otherwise) of the principal of and interest on the Loans made by the Lenders to the Borrowers, all fees and other amounts from time to time owing from the Borrowers to the Lenders hereunder, and all other Obligations of the Borrowers and each of their Subsidiaries under the Facility Documents (such obligations being herein collectively called the "GUARANTEED OBLIGATIONS"). Each Guarantor hereby further agrees that if the Borrowers or any Subsidiary shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, such Guarantor shall promptly pay the same upon demand therefor by the Agent or the Lenders, without any further demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

          Section 11.02. OBLIGATIONS UNCONDITIONAL. The obligations of each Guarantor under Section 10.01 are absolute and unconditional irrespective of the value, genuineness, validity, regularity or enforceability of this Agreement, the other Facility Documents or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this
Section 11.02 that the obligations of each Guarantor hereunder shall be absolute and unconditional under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not, to the extent permitted by applicable law, alter or impair the liability of each Guarantor and each other Guarantor under this
Article 11 which shall remain absolute and unconditional as described above:

               (a) at any time or from time to time, without notice to such Guarantor, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

               (b) any of the acts mentioned in any of the provisions hereof or of the other Facility Documents or any other agreement or instrument referred to herein or therein shall be done or omitted;

               (c) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right hereunder or under the other Facility Documents or any other agreement or instrument referred to herein or therein shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with; or

               (d) any lien or security interest granted to, or in favor of, the Agent or the Lenders as security for any of the Guaranteed Obligations shall fail to be perfected.

Each Guarantor hereby expressly waives, to the extent permitted by applicable law, diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that

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the Agent or the Lenders exhaust any right, power or remedy or proceed against the Borrowers hereunder or under the other Facility Documents or any other agreement or instrument referred to herein or therein, or against any other Person under other guarantee of, or security for, any of the Guaranteed Obligations.

          Section 11.03. REINSTATEMENT. The obligations of each Guarantor under this Article 11 shall be automatically reinstated if and to the extent that for any reason any payment in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and each Guarantor agrees that it will indemnify the Agent and each Lender on demand for all reasonable costs and expenses (including reasonable fees and expenses of counsel) incurred by the Agent or any Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

          Section 11.04. SUBROGATION. Unless and until all of the Loans have been repaid in full and the Revolving Credit Commitments have been irrevocably terminated, no Guarantor shall have any rights of subrogation, whether arising by contract or operation of law (including, without limitation, any such right arising under the Federal Bankruptcy Code of 1978, as amended) or otherwise by reason of any payment by it pursuant to the provisions of this Article 10.

          Section 11.05. REMEDIES. Each Guarantor agrees that, as between such Guarantor and the Lenders, the obligations of the Borrowers hereunder may be declared to be forthwith due and payable as provided in Section 10.01 hereof (and shall be deemed to have become automatically due and payable in the circumstances provided in Section 10.01) for purposes of Section 11.01 notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against the Borrowers and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by the Borrowers) shall forthwith become due and payable by such Guarantor for purposes of Section 11.01.

          Section 11.06. INSTRUMENT FOR THE PAYMENT OF MONEY. Each Guarantor hereby acknowledges that the guarantee in this Article 11 constitutes an instrument for the payment of money, and consents and agrees that the Agent and the Lenders, in the event of a dispute by any Guarantor in the payment of any moneys due hereunder, shall have the right to summary judgment or such other expedited procedure as may be available for a suit on a note or other instrument for the payment of money.

          Section 11.07. CONTINUING GUARANTEE. The guarantee in this Article 11 is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.

          Section 11.08. GENERAL LIMITATION ON GUARANTEE OBLIGATIONS. In any action or proceeding involving any state corporate law, or any state or Federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Guarantor under Section 11.01 would otherwise, taking into account the provisions of Section 11.08, be held or determined to

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be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under Section 11.01, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by any Guarantor, any Lender, the Agent or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

                                  ARTICLE 12.

                  RELATIONS AMONG AGENT, LENDERS AND BORROWERS

          Section 12.01. APPOINTMENT, POWERS AND IMMUNITIES OF AGENT. Each Lender hereby irrevocably (but subject to removal by the Required Lenders pursuant to Section 12.09) appoints and authorizes the Agent to act as its agent hereunder and under any other Facility Document with such powers as are specifically delegated to the Agent by the terms of this Agreement and any other Facility Document, together with such other powers as are reasonably incidental thereto. The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and any other Facility Document, and shall not by reason of this Agreement be a trustee for any Lender. The Agent shall not be responsible to the Lenders for any recitals, statements, representations or warranties made by the Borrowers or any officer or official of the Borrowers or any other Person contained in this Agreement or any other Facility Document, or in any certificate or other document or instrument referred to or provided for in, or received by any of them under, this Agreement or any other Facility Document, or for the value, legality, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Facility Document or any other document or instrument referred to or provided for herein or therein, for the perfection or priority of any collateral security for the Loans, or for any failure by the Borrowers to perform any of their obligations hereunder or thereunder. The Agent may employ agents and attorneys-in-fact and shall not be responsible, except as to money or securities received by it or its authorized agents, for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Neither the Agent nor any of its directors, officers, employees or agents shall be liable or responsible for any action taken or omitted to be taken by it or them hereunder or under any other Facility Document or in connection herewith or therewith, except for its or their own gross negligence or willful misconduct.

          Section 12.02. RELIANCE BY AGENT. The Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telex, telegram, telecopier or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent. The Agent may deem and treat each Lender as the holder of the Loans made by it for all purposes hereof unless and until a notice of the assignment or transfer thereof satisfactory to the Agent signed by such Lender shall have been furnished to the Agent but the Agent shall not be required to deal with any Person who has acquired a participation in any Loan from a Lender. As to any matters not expressly provided for by this Agreement or any other Facility Document, the Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by the Required Lenders, and such instructions of the Required Lenders and any action

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taken or failure to act pursuant thereto shall be binding on all of the Lenders and any other holder of all or any portion of any Loan.

          Section 12.03. DEFAULTS. The Agent shall not be deemed to have knowledge of the occurrence of a Default or an Event of Default (other than the non-payment of principal of or interest on the Loans to the extent the same is required to be paid to the Agent for the account of the Lenders) unless the Agent has received notice from a Lender or the Borrowers specifying such Default or Event of Default and stating that such notice is a "Notice of Default." In the event that the Agent receives such a notice of the occurrence of a Default or Event of Default, the Agent shall give prompt notice thereof to the Lenders (and shall give each Lender prompt notice of each such non-payment). The Agent shall (subject to Section 11.08) take such action with respect to such Default or Event of Default which is continuing as shall be directed by the Required Lenders; provided that, unless and until the Agent shall have received such directions, the Agent may take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of the Lenders; and provided further that the Agent shall not be required to take any such action which it determines to be contrary to law.

          Section 12.04. RIGHTS OF AGENT AS A LENDER. With respect to any Revolving Credit Commitment and the Loans made by it, the Agent in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Agent, and the term "Lenders" shall, unless the context otherwise indicates, include the Agent in its capacity as a Lender. The Agent and its Affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to (on a secured or unsecured basis), and generally engage in any kind of banking, trust or other business with, the Borrowers (and any of their Affiliates) as if it were not acting as the Agent, and the Agent may accept fees and other consideration from the Borrowers for services in connection with this Agreement or otherwise without having to account for the same to the Lenders. Although the Agent and its Affiliates may in the course of such relationships and relationships with other Persons acquire information about the Borrowers, their Affiliates and such other Persons, the Agent shall have no duty to disclose such information to the Lenders.

          Section 12.05. INDEMNIFICATION OF AGENT. The Lenders agree to indemnify the Agent (to the extent not reimbursed under Section 13.03 or under the applicable provisions of any other Facility Document, but without limiting the obligations of the Borrower under Section 13.03 or such provisions), ratably in accordance with the aggregate unpaid principal amount of the Loans made by the Lenders (without giving effect to any participations, in all or any portion of such Loans, sold by them to any other Person) (or, if no Loans are at the time outstanding, ratably in accordance with their respective Revolving Credit Commitments), for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement, any other Facility Document or any other documents contemplated by or referred to herein or the transactions contemplated hereby or thereby (including, without limitation, the costs and expenses which the Borrowers are obligated to pay under Section 13.03 or under the applicable provisions of any other Facility Document but excluding, unless a Default or Event of Default has occurred, normal administrative costs and expenses incident to the performance of its agency

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duties hereunder) or the enforcement of any of the terms hereof or thereof or of any such other documents or instruments; provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Agent.

          Section 12.06. DOCUMENTS. The Agent will forward to each Lender, promptly after the Agent's receipt thereof, a copy of each report, notice or other document required by this Agreement or any other Facility Document to be delivered to the Agent for such Lender.

          Section 12.07. NON-RELIANCE ON AGENT AND OTHER LENDERS. Each Lender agrees that it has, independently and without reliance on the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrowers and their Subsidiaries and its own decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any other Facility Document. The Agent shall not be required to keep itself informed as to the performance or observance by the Borrowers of this Agreement or any other Facility Document or any other document referred to or provided for herein or therein or to inspect the properties or books of the Borrowers or any Subsidiary. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Borrowers or any of their Subsidiaries which may come into the possession of the Agent or any of its Affiliates. The Agent shall not be required to file this Agreement, any other Facility Document or any document or instrument referred to herein or therein, for record or give notice of this Agreement, any other Facility Document or any document or instrument referred to herein or therein, to anyone.

          Section 12.08. FAILURE OF AGENT TO ACT. Except for action expressly required of the Agent hereunder, the Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall have received further assurances (which may include cash collateral) of the indemnification obligations of the Lenders under Section 12.05 in respect of any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

          Section 12.09. RESIGNATION OR REMOVAL OF AGENT. Subject to the appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by giving written notice thereof to the Lenders and the Borrowers, and the Agent may be removed at any time with or without cause by the Required Lenders; provided that the Borrowers and the other Lenders shall be promptly notified thereof. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation or the Required Lenders' removal of the retiring Agent, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a bank which has an office in the United States. The Required Lenders or the retiring Agent, as the case may be, shall upon the appointment of a successor Agent promptly so notify the Borrower and the other Lenders. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring

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Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article 12 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent.

          Section 12.10. AMENDMENTS CONCERNING AGENCY FUNCTION. The Agent shall not be bound by any waiver, amendment, supplement or modification of this Agreement or any other Facility Document which affects its duties hereunder or thereunder unless it shall have given its prior consent thereto.

          Section 12.11. LIABILITY OF AGENT. The Agent shall not have any liabilities or responsibilities to the Borrowers on account of the failure of any Lender to perform its obligations hereunder or to any Lender on account of the failure of the Borrowers to perform their obligations hereunder or under any other Facility Document. The Agent shall have no liability to the Borrowers or to any Lender by reason of any error in the computation of the Borrowing Base.

          Section 12.12. TRANSFER OF AGENCY FUNCTION. Without the consent of the Borrowers or any Lender, the Agent may at any time or from time to time transfer its functions as Agent hereunder to any of its offices wherever located, provided that the Agent shall promptly notify the Borrowers and the Lenders thereof.

          Section 12.13. NON-RECEIPT OF FUNDS BY THE AGENT. Unless the Agent shall have been notified by a Lender or the Borrowers (any such party as appropriate being the "Payor") prior to the date on which such Lender is to make payment hereunder to the Agent of the proceeds of a Loan or the Borrowers are to make payment to the Agent, as the case may be (either such payment being a "Required Payment"), which notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to the Agent, the Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient on such date and, if the Payor has not in fact made the Required Payment to the Agent, the recipient of such payment (and if such recipients are the Borrowers and the Payor Lender fails to pay the amount thereof to the Agent upon demand, the Borrowers) shall, on demand, repay to the Agent the amount made available to the Borrowers together with interest thereon for the period from the date such amount was so made available by the Agent until the date the Agent recovers such amount at a rate per annum equal to the average daily Federal Funds Rate for such period; provided further that as used in this Section 12.13, "Required Payment" does not include any amounts due from a Lender to the Agent which are to be settled on the next Settlement Date pursuant to Section 2.13, but "Required Payment" shall include as of each Settlement Date any amounts due from a Lender to the Agent as part of the Settlement Amount to be paid on such Settlement Date pursuant to Section 2.13.

          Section 12.14. WITHHOLDING TAXES. Each Lender represents that it is entitled to receive any payments to be made to it hereunder without the withholding of any tax and will furnish to the Agent such forms, certifications, statements and other documents as the Agent may request from time to time to evidence such Lender's exemption from the withholding of any tax imposed by any jurisdiction or to enable the Agent to comply with any applicable laws or regulations

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relating thereto. Without limiting the effect of the foregoing, if any Lender is not created or organized under the laws of the United States of America or any state thereof, in the event that the payment of interest by the Borrowers is treated for U.S. income tax purposes as derived in whole or in part from sources from within the U.S., such Lender will furnish to the Agent Form 4224 or Form 1001 of the Internal Revenue Service, or such other forms, certifications, statements or documents, duly executed and completed by such Lender as evidence of such Lender's exemption from the withholding of U.S. tax with respect thereto. The Agent shall not be obligated to make any payments hereunder to such Lender in respect of any Loan or such Lender's Revolving Credit Commitment until such Lender shall have furnished to the Agent the requested form, certification, statement or document.

          Section 12.15. SEVERAL OBLIGATIONS AND RIGHTS OF LENDERS. The failure of any Lender to make any Loan to be made by it on the date specified therefor shall not relieve any other Lender of its obligation to make its Loan on such date, but no Lender shall be responsible for the failure of any other Lender to make a Loan to be made by such other Lender. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled to protect and enforce its rights arising out of this Agreement, and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

          Section 12.16. PRO RATA TREATMENT OF LOANS, ETC.

               (a) Each Lender shall at all times maintain a uniform, and not a varying, undivided percentage of all rights and obligations under and in respect of the Revolving Credit Commitments and Revolving Credit Loans. The Revolving Credit Commitment Percentage of each Lender shall be equivalent at all times.

               (b) Except to the extent otherwise provided, (i) each borrowing under Section 2.02 shall be made from the Lenders and each payment of commitment fees accruing under Section 2.15 shall be made for the account of the Lenders, pro rata according to the relative amounts of the Revolving Credit Commitments of each Lender and (ii) each prepayment and payment of principal of or interest on Revolving Credit Loans shall be made for the account of the Lenders, pro rata according to each Lender's proportionate share of the principal amount of all Revolving Credit Loans then outstanding.

               (c) If the Agent receives funds for application to the Obligations under the Facility Documents under circumstances for which the Facility Documents do not specify the Loans or other Obligations to which, or the manner in which, such funds are to be applied, the Agent may, but shall not be obligated to, elect to distribute such funds to each Lender ratably in accordance with such Lender's proportionate share of the principal amount of all Loans then outstanding, in repayment or prepayment of such of the outstanding Loans or other Obligations owed to such Lender, and for application to such principal installments, as the Agent shall direct.

          Section 12.17. SHARING OF PAYMENTS AMONG LENDERS. If a Lender shall obtain payment of any principal of or interest on any Loan made by it through the exercise of any right of setoff, banker's lien, counterclaim, or by any other means (including any receipt of proceeds from the Collateral Account), it shall promptly purchase from the other Lenders participations in (or, if

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and to the extent specified by such Lender, direct interests in) the Loans made by the other Lenders in such amounts, and make such other adjustments from time to time as shall be equitable to the end that all the Lenders shall share the benefit of such payment (net of any expenses which may be incurred by such Lender in obtaining or preserving such benefit) pro rata in accordance with the unpaid principal and interest on the Loans held by each of them. To such end the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored. The Borrower agrees that any Lender so purchasing a participation (or direct interest) in the Loans made by other Lenders may exercise all rights of setoff, banker's lien, counterclaim or similar rights with respect to such participation (or direct interest). Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness of the Borrower.

          Section 12.18. ENFORCEMENT OF FACILITY DOCUMENTS. After the Agent has received written notice from any Lender that an Event of Default has occurred and is continuing, the Agent shall, subject to the other provisions of this
Article 12 and to the terms of the Facility Documents (and subject to the rights, if any, of other persons holding liens on, security interests in or claims to the Collateral which are prior to those of the Security Agreement), take such steps toward collection or enforcement of any Facility Document and the Collateral (or any portion thereof), including without limitation an action to enforce the Security Documents, as may be instructed in writing by the Required Lenders, provided, however, that in no event shall the Agent be required, and in all cases it shall be fully justified in failing or refusing, to take any action under or pursuant to this Agreement (including without limitation this Section 12.18) which, in the reasonable opinion of the Agent, would be contrary to law or to the terms of this Agreement or any Facility Document or would subject it or its officers, employees or directors to liability, unless and until the Agent shall be indemnified or tendered security to its satisfaction by the Lenders, ratably as provided in Section 12.05 hereof, against any and all loss, cost, expense or liability in connection therewith, anything herein or elsewhere contained to the contrary notwithstanding. Except as expressly provided in this Section 12.18, the Agent shall not be required to take steps toward the collection of any amounts becoming payable upon any Collateral, or to take any action towards enforcing any Facility Document or to institute, appear in or defend any action, suit or other proceeding in connection therewith. The foregoing provisions of this paragraph shall not be construed to limit the power of the Agent to take any action permitted under any Facility Document to be taken by the Agent, and the Agent may, in accordance with this agreement, take any aforesaid action without the receipt of indemnity or security or any request therefor and the taking of any such action shall not be construed as a waiver of any provision of this Agreement. Each Lender agrees with the other Lenders and the Agent that (i) such Lender will not take any action whatsoever to enforce any term or provision of any Facility Document or otherwise to realize the benefits of the Collateral, except through the Agent in accordance with this Agreement, and (ii) if the Required Lenders shall instruct the Agent pursuant to this Section 12.18 to commence action to enforce any Facility Document, such Lender (a) shall not thereafter commence any proceeding of its own seeking payment of the Loans and/or any other Obligation held by such Lender so long as such enforcement action is ongoing, and (b) if such a proceeding shall be pending at the time such instructions are given to the Agent, shall promptly (but in no event later than the commencement of such enforcement action) cause such proceeding to be discontinued, provided that if such Lender shall fail to discontinue such proceeding, the Agent is

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hereby authorized and directed by such Lender and the other Lenders to commence and maintain such foreclosure action on behalf of such other Lenders (excluding such Lender) and any distribution of amounts required by this Agreement or the Facility Documents shall be made only to such other Lenders and/or the Agent as provided therein and, notwithstanding anything herein or in the Security Agreement to the contrary, such Lender shall not be entitled to share therein.

          Section 12.19. BORROWING BASE STATEMENTS, ETC. The Agent shall provide to the Lenders and the Borrowers, within fourteen (14) days after receipt of the Borrowers' reports required under Section 7.09, a copy of the computations of the Borrowing Base made by the Agent on the basis of such reports in substantially the same format which has been furnished to the Lenders as of the date of this Agreement; provided, however, that the Agent shall not be liable to the Lenders for the accuracy of any information contained in such statements. The Agent shall provide to the Lenders each Borrowing Base Certificate promptly after receipt thereof from the Borrowers.

          Section 12.20. CO-AGENT. The Co-Agent shall not have any duties or obligations under this Agreement and the other Facility Documents, express or implied. The Co-Agent shall not incur any personal liability by reason of being named the Co-Agent, hereunder.

                                   ARTICLE 13.

                                  MISCELLANEOUS

          Section 13.01. AMENDMENTS AND WAIVERS. Except as otherwise expressly provided in this Agreement, any provision of this Agreement or any of the other Facility Documents may be amended or modified only by an instrument in writing signed by the Borrowers, the Agent and the Required Lenders, or by the Borrowers and the Agent acting with the consent of the Required Lenders and any provision of this Agreement or the other Facility Documents for the benefit of the Required Lenders or the Agent may be waived by the Required Lenders or by the Agent acting with the consent of the Required Lenders; provided that no amendment, modification or waiver shall

               (a) increase the Revolving Credit Commitment of any Lender without the written consent of such Lender and the Agent;

               (b) reduce the principal amount of any Loan or Reimbursement Obligation or reduce the rate of interest thereon (other than the decision not to charge, or to cease to charge, interest at the Default Rate), or reduce any fees payable hereunder, without the written consent of each Lender directly affected thereby;

               (c) postpone the scheduled date of payment of the principal amount of any Loan or Reimbursement Obligation other than mandatory prepayments of the Loans required under Section 2.04, or any interest thereon, or any fees payable hereunder, or reduce the amount of any such payment, change the maturity date of any Loan, or postpone the scheduled date of expiration of any Revolving Credit Commitment, or extend the ultimate expiration date of any Letter of Credit beyond the Revolving Credit Termination Date, without the written consent of each Lender directly affected thereby;

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               (d)  change any of the provisions of this Section 13.01 or the definition of "Required Lenders", or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or under any other Facility Document or make any determination or grant any consent hereunder or thereunder, without the written consent of each Lender;

               (e) release any material Guarantor from its obligations in respect of its Guarantee under Article 11 or release all or substantially all of the Collateral (or terminate all or substantially all of the Liens in favor of the Agent on the Collateral), except as expressly permitted in this Agreement, without the written consent of each Lender; or

               (f) modify the Borrowing Base to increase the advance rate percentages applicable to any category of Collateral included therein, to add new categories of eligible Collateral or to make less restrictive the eligibility criteria applicable to any category of Collateral (other than the adjustment or elimination of reserves in the Agent's reasonable discretion), without the written consent of each Lender and the Agent;

PROVIDED, FURTHER, that any amendment of Article 12 hereof or any amendment which increases the obligations of the Agent hereunder shall require the consent of the Agent. No failure by any party (Agent, any Lender or the Borrowers) to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof or preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          Section 13.02. USURY. Anything herein to the contrary notwithstanding, the obligations of the Borrowers under this Agreement and the Notes shall be subject to the limitation that payments of interest shall not be required to the extent that receipt thereof would be contrary to provisions of law applicable to a Lender limiting rates of interest which may be charged or collected by such Lender.

          Section 13.03. EXPENSES. The Borrowers and the Guarantors jointly and severally agree to pay, or to reimburse the Agent or the Lenders, as applicable, for paying: (a) all reasonable out-of-pocket expenses incurred by the Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel to the Agent, in connection with the preparation and administration of this Agreement and the other Facility Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (b) all reasonable out-of-pocket expenses incurred by the Agent in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder, (c) all out-of-pocket expenses incurred by the Agent or any Lender, including the reasonable fees, charges and disbursements of any counsel for the Agent or any Lender, in connection with the investigation, enforcement or protection of its rights in connection with this Agreement and the other Facility Documents, including its rights under this Section 13.03, or in connection with the Loans made or Letters of Credit issued hereunder following a Default or Event of Default, including in connection with any workout, restructuring or negotiations in respect thereof; (d) all out-of-pocket costs, expenses and advances incurred by the Agent in the protection of its security interests (including but not limited to reasonable fees and out-of-pocket expenses incurred in

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perfection of, or checking the status of such security interests and examinations to determine the value of Accounts), (e) all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to this Agreement and the other Facility Documents, all costs, expenses, taxes, assessments and other charges incurred in connection with any filing, registration, recording, perfection or termination of any security interest contemplated hereby or by any other Facility Document or any other document referred to therein; and (f) the amount of any and all out-of-pocket expenses which Agent may incur in connection with the collection of any item deposited in the Controlled Disbursement Account or received by Agent in connection with any Collateral, together with interest on any of the above from the date of such expenditure to the date of repayment in full to Agent at the rate of interest payable on the Notes. The Borrowers and the Guarantors agree to indemnify the Agent and each Lender and their respective directors, officers, employees and agents (each, an "Indemnified Party") from, and hold each of them harmless against, any and all losses, liabilities, claims, damages or expenses incurred by any of them arising out of or by reason of any investigation or litigation or other proceedings (including any threatened investigation or litigation or other proceedings) relating to any actual or proposed use by the Borrowers or any Subsidiary of the proceeds of the Loans, including without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation or litigation or other proceedings (but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of any Indemnified Party). At its option, Agent may charge such costs, expenses and amounts as a Revolving Credit Loan pursuant to this Agreement.

          Section 13.04. SURVIVAL. The obligations of the Borrowers under Section13.03 shall survive the repayment of the Loans and the termination of the Revolving Credit Commitments.

          Section 13.05. ASSIGNMENT; PARTICIPATIONS.

               (a) Each Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including, without limitation, all or an undivided portion of all of its Revolving Credit Commitment, Revolving Credit Loans, and all Notes held by it); PROVIDED, HOWEVER, that (i) each such assignment shall be of a uniform, and not a varying, undivided percentage of all rights and obligations under and in respect of the Revolving Credit Commitments and Revolving Credit Loans; (ii) except in the case of an assignment to a Person that, immediately prior to such assignment, was a Lender or an assignment of all of a Lender's rights and obligations under this Agreement, the amount of the Revolving Credit Commitment of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $5,000,000; (iii) each such assignment shall be to an Eligible Assignee; (iv) no such assignments shall be permitted without the consent of the Agent and the Borrowers (not to be unreasonably withheld) except that if a Default or Event of Default shall have occurred and be continuing, the consent of the Borrowers shall not be required; and (v) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Note or Notes subject to such assignment and a processing and recordation fee of $3,500.

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               (b)  Upon such execution, delivery, acceptance and recording, from and after the effective date specified in such Assignment and Acceptance,
(i) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (ii) the Lender assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

               (c) By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, this Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers or any of their Subsidiaries or the performance or observance by the Borrowers or their Subsidiaries of any of their obligations under any Facility Document or any other instrument or document furnished pursuant thereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Sections 6.05 and 7.08(a) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Facility Documents as are delegated to the Agent by the terms hereof, together with such powers and discretion as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

               (d)  The Agent shall maintain at its address referred to in
Section 13.06 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Revolving Credit Commitment and principal amount of the Loans owing to each Lender from time to time (the "REGISTER"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrowers, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrowers or any Lender at any reasonable time and from time to time upon reasonable prior notice.

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               (e)  Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee, together with any Note or Notes subject to such assignment, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of EXHIBIT H hereto, (i) accept such Assignment and Acceptance; (ii) record the information contained therein in the Register; and (iii) give prompt notice thereof to the Borrowers. In the case of any assignment by a Lender, within five Banking Days after its receipt of such notice, the Borrowers, at their own expense, shall execute and deliver to the Agent in exchange for the surrendered Notes, new Notes to the order of such Eligible Assignee in amounts equal to the Revolving Credit Commitment assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a Revolving Credit Commitment hereunder, new Notes to the order of the assigning Lender in amounts equal to the Revolving Credit Commitment retained by it hereunder. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of EXHIBIT A hereto.

               (f) Each Lender may sell participations to one or more Persons (other than the Borrowers or any of their Affiliates) in or to all or any portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Revolving Credit Commitments or Revolving Credit Loans and any Note or Notes held by it); PROVIDED, HOWEVER, that (i) such Lender's obligations under this Agreement (including, without limitation, its Revolving Credit Commitment) shall remain unchanged; (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations; (iii) such Lender shall remain the holder of any such Note for all purposes of this Agreement; (iv) the Borrowers, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement; (v) no participant under any such participation shall have any right to approve any amendment or waiver of any provision of any Facility Document, or any consent to any departure by the Borrowers or any of their Subsidiaries therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, the Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, postpone any date fixed for any payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, or release all or substantially all of the Collateral; and (vi) the identity of the participant shall have been approved by the Agent in writing to such Lender.

               (g) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 13.05, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrowers furnished to such Lender by or on behalf of the Borrowers; PROVIDED, HOWEVER, that, prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree in writing to preserve the confidentiality of any confidential information received by it from such Lender.

               (h) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Loans owing to it and the Note or Notes held by it)

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in favor of any Federal Reserve Bank in accordance with Regulation A of the
Board of Governors of the Federal Reserve System.

          Section 13.06. NOTICES. All notices and other communications provided for herein (including, without limitation, any modifications of, or waivers or consents under, this Agreement) shall be given or made in writing and, telecopied, mailed or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature page hereof or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier, personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

          Section 13.07. TABLE OF CONTENTS; HEADINGS. Any table of contents and the headings and captions hereunder are for convenience only and shall not affect the interpretation or construction of this Agreement.

          Section 13.08. SEVERABILITY. The provisions of this Agreement are intended to be severable. If for any reason any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

          Section 13.09. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing any such counterpart. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

          Section 13.10. GOVERNING LAW. Pursuant to Section 5-1401 of the New York General Obligations Law, the whole of this Agreement and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with, the laws of the State of New York without regard to any conflicts-of-laws rules which would require the application of the laws of any other jurisdiction.

          Section 13.11. INCORPORATION BY REFERENCE; CONFLICTS. The rights and remedies of Agent and the Lenders under the other Facility Documents are incorporated herein by reference and the rights and remedies of the Agent and the Lenders under this Agreement and all of the terms of this Agreement, are likewise incorporated in the other Facility Documents by reference. In the case of any conflict between the terms of this Agreement and the terms of any other Facility Document, the terms of this Agreement shall govern.

          Section 13.12. JURISDICTION, VENUE AND SERVICE. For purposes of this Agreement, each of the Borrower hereby irrevocably consents and submits to the nonexclusive jurisdiction and venue of all federal and state courts located in the County of Erie, State of New York and consents that any order, process, notice of motion or other application to or by any of said courts or a judge thereof may be served within or without such court's jurisdiction by registered mail or by personal service, PROVIDED a reasonable time for appearance is allowed, in connection with any action or proceeding arising out of, under or relating to this Agreement or the Facility Documents. At the option of the Agent, upon the instructions of the Required Lenders, the Borrowers may be joined in any action or proceeding commenced by the Agent or the Lenders against any Security Document Party in connection with or based on the Security Documents, and recovery may be had against the Borrowers in such action or proceeding or in any independent action or proceeding against the Borrowers, without any requirement that the Agent or the Lenders first assert, prosecute or exhaust any remedy or claim against any Security Document Party. Each of the Borrowers hereby irrevocably waives (to the fullest extent permitted by applicable law) any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of, under or relating to this Agreement or any Facility Document brought in any federal or state court located in the County of Erie, State of New York, and hereby further irrevocably waives (to the fullest extent permitted by applicable law) any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

          Section 13.13. WAIVER OF JURY TRIAL.

          EACH OF THE AGENT, THE LENDERS, THE GUARANTORS AND THE BORROWERS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT OR ANY FACILITY DOCUMENT, AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY. IN ADDITION, EACH OF THE AGENT, THE LENDERS, THE GUARANTORS AND THE BORROWERS WAIVES THE RIGHT TO INTERPOSE ANY DEFENSE BASED UPON ANY STATUTE OF LIMITATIONS OR ANY CLAIM OF LACHES AND ANY SET-OFF OR COUNTER CLAIM OF ANY NATURE OR DESCRIPTION. EACH OF THE AGENT, THE LENDERS, THE GUARANTORS AND THE BORROWERS ACKNOWLEDGE THAT THE FOREGOING WAIVERS ARE FREELY MADE.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                BORROWERS:

                                OPTION CARE, INC., A DELAWARE CORPORATION

                                By:     /s/ Rajat Rai
                                     ------------------------------
                                     Name:  Rajat Rai
                                     Title: President

                                By:    /s/  Joseph P. Bonaccorsi
                                     ------------------------------
                                     Name:  Joseph P. Bonaccorsi
                                     Title: Secretary

                                Address for Notices:
                                Attn:  Chief Financial Officer
                                Facsimile #:

                                OPTION CARE, INC., A CALIFORNIA CORPORATION

                                By:     /s/ Rajat Rai
                                     ------------------------------
                                     Name   Rajat Rai
                                     Title: President

                                By:   /s/  Joseph P. Bonaccorsi
                                     ------------------------------
                                     Name:  Joseph P. Bonaccorsi
                                     Title: Secretary

                                Address for Notices:
                                Attn:  Chief Financial Officer
                                Facsimile #:

                                MANAGEMENT BY INFORMATION, INC.

                                By:     /s/ Rajat Rai
                                     ------------------------------
                                     Name   Rajat Rai
                                     Title: President

                                By:   /s/  Joseph P. Bonaccorsi
                                     ------------------------------
                                     Name:  Joseph P. Bonaccorsi
                                     Title: Secretary

                                Address for Notices:
                                Attn:  Chief Financial Officer
                                Facsimile #:

                                OPTION CARE HOME HEALTH OF CALIFORNIA, INC.

                                By:     /s/ Rajat Rai
                                     ------------------------------
                                     Name   Rajat Rai
                                     Title: President

                                By:   /s/  Joseph P. Bonaccorsi
                                     ------------------------------
                                     Name:  Joseph P. Bonaccorsi
                                     Title: Secretary

                                Address for Notices:
                                Attn:  Chief Financial Officer
                                Facsimile #:

                                OPTION CARE HOME HEALTH, L.L.C.,

                                By:     /s/ Rajat Rai
                                     ------------------------------
                                     Name   Rajat Rai
                                     Title: President

                                By:   /s/  Joseph P. Bonaccorsi
                                     ------------------------------
                                     Name:  Joseph P. Bonaccorsi
                                     Title: Secretary

                                By: OPTION CARE ENTERPRISES, INC., a member

                                By:     /s/ Rajat Rai
                                     ------------------------------
                                     Name:  Rajat Rai
                                     Title: President

                                By:   /s/  Joseph P. Bonaccorsi
                                     ------------------------------
                                     Name   Joseph P. Bonaccorsi
                                     Title: Secretary

                                OPTION CARE OF OKLAHOMA, INC.

                                By:     /s/ Rajat Rai
                                     ------------------------------
                                     Name   Rajat Rai
                                     Title: President

                                By:   /s/  Joseph P. Bonaccorsi
                                     ------------------------------
                                     Name:  Joseph P. Bonaccorsi
                                     Title: Secretary

                                Address for Notices:
                                Attn:    Chief Financial Officer
                                Facsimile #:

                                OPTIONCARE.COM, INC.

                                By:     /s/ Rajat Rai
                                     ------------------------------
                                     Name   Rajat Rai
                                     Title: President

                                By:     /s/ Joseph P. Bonaccorsi
                                     ------------------------------
                                     Name:  Joseph P. Bonaccorsi
                                     Title: Secretary

                                Address for Notices:
                                Attn:    Chief Financial Officer
                                Facsimile #:

                                OPTIONET, INC.

                                By:     /s/ Rajat Rai
                                     ------------------------------
                                     Name   Rajat Rai
                                     Title: President

                                By:     /s/ Joseph P. Bonaccorsi
                                     ------------------------------
                                     Name:  Joseph P. Bonaccorsi
                                     Title: Secretary

                                Address for Notices:
                                Attn:    Chief Financial Officer
                                Facsimile #:

                                OPTIONLINK, INC.

                                By:     /s/ Rajat Rai
                                     ------------------------------
                                     Name   Rajat Rai
                                     Title: President

                                By:     /s/ Joseph P. Bonaccorsi
                                     ------------------------------
                                     Name:  Joseph P. Bonaccorsi
                                     Title: Secretary

                                Address for Notices:
                                Attn:    Chief Financial Officer
                                Facsimile #:

                                HOME HEALTH OF OPTION CARE, INC.

                                By:     /s/ Rajat Rai
                                     ------------------------------
                                     Name   Rajat Rai
                                     Title: President

                                By:     /s/ Joseph P. Bonaccorsi
                                     ------------------------------
                                     Name:  Joseph P. Bonaccorsi
                                     Title: Secretary

                                Address for Notices:
                                Attn:  Chief Financial Officer
                                Facsimile #:

                                OPTION CARE ENTERPRISES, INC., A
                                DELAWARE CORPORATION

                                By:     /s/ Rajat Rai
                                     ------------------------------
                                     Name   Rajat Rai
                                     Title: President

                                By:     /s/ Joseph P. Bonaccorsi
                                     ------------------------------
                                     Name:  Joseph P. Bonaccorsi
                                     Title: Secretary

                                Address for Notices:
                                Attn:  Chief Financial Officer
                                Facsimile #:

                                HOME CARE OF COLUMBIA, INC.

                                By:     /s/ Rajat Rai
                                     ------------------------------
                                     Name   Rajat Rai
                                     Title: President

                                By:     /s/ Joseph P. Bonaccorsi
                                     ------------------------------
                                     Name:  Joseph P. Bonaccorsi
                                     Title: Secretary

                                Address for Notices:
                                Attn:  Chief Financial Officer
                                Facsimile #:

                                OPTION CARE HOSPICE, INC.

                                By:     /s/ Rajat Rai
                                     ------------------------------
                                     Name   Rajat Rai
                                     Title: President

                                By:     /s/ Joseph P. Bonaccorsi
                                     ------------------------------
                                     Name:  Joseph P. Bonaccorsi
                                     Title: Secretary

                                Address for Notices:
                                Attn:  Chief Financial Officer
                                Facsimile #:

                                MEDEPOINT.COM, INC.

                                By:     /s/ Rajat Rai
                                     ------------------------------
                                     Name   Rajat Rai
                                     Title: President

                                By:     /s/ Joseph P. Bonaccorsi
                                     ------------------------------
                                     Name:  Joseph P. Bonaccorsi
                                     Title: Secretary

                                Address for Notices:
                                Attn:  Chief Financial Officer
                                Facsimile #:

                                OPTION CARE ENTERPRISES, INC., A
                                PENNSYLVANIA CORPORATION

                                By:     /s/ Rajat Rai
                                     ------------------------------
                                     Name   Rajat Rai
                                     Title: President

                                By:     /s/ Joseph P. Bonaccorsi
                                     ------------------------------
                                     Name:  Joseph P. Bonaccorsi
                                     Title: Secretary

                                Address for Notices:
                                Attn:  Chief Financial Officer
                                Facsimile #:

                                OPTION CARE OF DENVER, INC.

                                By:     /s/ Rajat Rai
                                     ------------------------------
                                     Name   Rajat Rai
                                     Title: President

                                By:     /s/ Joseph P. Bonaccorsi
                                     ------------------------------
                                     Name:  Joseph P. Bonaccorsi
                                     Title: Secretary

                                Address for Notices:
                                Attn:  Chief Financial Officer
                                Facsimile #:

                                OPTION HOME HEALTH, INC.

                                By:     /s/ Rajat Rai
                                     ------------------------------
                                     Name   Rajat Rai
                                     Title: President

                                By:     /s/ Joseph P. Bonaccorsi
                                     ------------------------------
                                     Name:  Joseph P. Bonaccorsi
                                     Title: Secretary

                                Address for Notices:
                                Attn:  Chief Financial Officer
                                Facsimile #:

                                OPTIONMED, INC.

                                By:     /s/ Rajat Rai
                                     ------------------------------
                                     Name   Rajat Rai
                                     Title: President

                                By:     /s/ Joseph P. Bonaccorsi
                                     ------------------------------
                                     Name:  Joseph P. Bonaccorsi
                                     Title: Secretary

                                Address for Notices:
                                Attn:  Chief Financial Officer
                                Facsimile #:

                                EXCEL HEALTHCARE, L.L.C.,
                                By OPTION CARE ENTERPRISES, INC.,
                                Managing Member of Excel Healthcare, L.L.C.

                                By:     /s/ Rajat Rai
                                     ------------------------------
                                     Name   Rajat Rai
                                     Title: President

                                By:     /s/ Joseph P. Bonaccorsi
                                     ------------------------------
                                     Name:  Joseph P. Bonaccorsi
                                     Title: Secretary

                                Address for Notices:
                                Attn:    Chief Financial Officer
                                Facsimile #:

                                REHAB OPTIONS, INC.

                                By:     /s/ Rajat Rai
                                     ------------------------------
                                     Name   Rajat Rai
                                     Title: President

                                By:     /s/ Joseph P. Bonaccorsi
                                     ------------------------------
                                     Name:  Joseph P. Bonaccorsi
                                     Title: Secretary

                                Address for Notices:
                                Attn:  Chief Financial Officer
                                Facsimile #:

                                NORTH COUNTY HOME I.V., INC.

                                By:     /s/ Rajat Rai
                                     ------------------------------
                                     Name   Rajat Rai
                                     Title: President

                                By:     /s/ Joseph P. Bonaccorsi
                                     ------------------------------
                                     Name:  Joseph P. Bonaccorsi
                                     Title: Secretary

                                Address for Notices:
                                Attn:  Chief Financial Officer
                                Facsimile #:

                                AGENT:

                                JPMORGAN CHASE BANK, AS
                                ADMINISTRATIVE AND COLLATERAL AGENT AND
                                ARRANGER

                                By:    /s/ John M. Hariaczyi
                                     ------------------------------
                                Name:     John M. Hariaczyi
                                Title:    Vice President

                                Address for Notices:

                                Attn:  Option Care, Inc.
                                       Account Representative
                                       Telecopier # (585) 258-7440

                                ADVISOR:

                                J.P. MORGAN BUSINESS CREDIT CORP.

                                By:     /s/ John M. Hariaczyi
                                    --------------------------------
                                Name:      John M. Hariaczyi
                                Title:     Vice President

                                Address for Notices:

                                Attn:  Option Care, Inc.
                                       Account Representative
                                       Telecopier # (585) 258-7440

                                LENDERS:

                                JPMORGAN CHASE BANK

                                By:  /s/ John M. Hariaczyi
                                     ------------------------------
                                Name:    John M. Hariaczyi
                                Title:   Vice President

                                Address for Notices:

                                Attn:  Option Care, Inc.
                                       Account Representative

                                Telecopier # (585) 258-7440

                                LASALLE BANK NATIONAL
                                ASSOCIATION

                                By:    /s/ Jody M. Staszesky
                                     ------------------------------
                                Name:      Jody M. Staszesky
                                Title:     Senior Vice President

                                Address for Notices: 135 S. LaSalle Street
                                                     Chicago, IL 60603
                                Attn:                Dana Friedman

                                Telecopier # (312) 904-6457

                          EXHIBITS AND SCHEDULES

EXHIBIT A           -   FORM OF REVOLVING CREDIT NOTE
EXHIBIT B           -   FORM OF AUTHORIZATION LETTER
EXHIBIT C           -   FORM OF MONTHLY BORROWING BASE CERTIFICATE
EXHIBIT D           -   FORM OF PERFECTION CERTIFICATE
EXHIBIT E           -   FORM OF STOCK PLEDGE AGREEMENT
EXHIBIT F           -   FORM OF SOLVENCY CERTIFICATE
EXHIBIT G           -   FORM OF OPINION OF COUNSEL TO BORROWERS AND SUBSIDIARIES
EXHIBIT H           -   FORM OF ASSIGNMENT AND ACCEPTANCE
EXHIBIT I           -   FORM OF COMPLIANCE CERTIFICATE
EXHIBIT J           -   FORM OF ACCOUNT DEBTOR NOTICE

SCHEDULE 2.01(a)    -   LENDERS AND COMMITMENTS
SCHEDULE 2.17       -   INDEBTEDNESS TO BE REFINANCED
SCHEDULE 5.01(a)    -   SECURITY DOCUMENTS
SCHEDULE 6.02       -   NO CONFLICTS
SCHEDULE 6.04       -   LITIGATION
SCHEDULE 6.05       -   FINANCIAL CONDITION; NO MATERIAL ADVERSE CHANGES
SCHEDULE 6.06       -   OUTSTANDING LIENS
SCHEDULE 6.07       -   OUTSTANDING INDEBTEDNESS
SCHEDULE 6.08       -   TAXES
SCHEDULE 6.09       -   PENSION PLANS
SCHEDULE 6.10       -   SUBSIDIARIES AND AFFILIATES; CAPITALIZATION
SCHEDULE 6.11       -   PROPERTIES; PROPRIETARY AND REGISTERED RIGHTS
SCHEDULE 6.14       -   LABOR AND EMPLOYMENT MATTERS
SCHEDULE 6.16       -   ENVIRONMENTAL MATTERS
SCHEDULE 6.19       -   BANK ACCOUNTS
SCHEDULE 8.06       -   TRANSACTIONS WITH AFFILIATES
SCHEDULE 8.11       -   CERTAIN INDEBTEDNESS PERMITTED TO REMAIN OUTSTANDING

                                SCHEDULE 2.01(a)
                                       TO

                                OPTION CARE, INC.

                                CREDIT AGREEMENT

                         LIST OF LENDERS AND COMMITMENTS

                                                 REVOLVING CREDIT         REVOLVING CREDIT
                                                    COMMITMENT               COMMITMENT
                    NAME OF LENDER                    AMOUNT                 PERCENTAGE
          ----------------------------------- ------------------------ -----------------------
          JPMorgan Chase Bank                       $40,000,000              66.6666666%
          ----------------------------------- ------------------------ -----------------------
          LaSalle Bank National
          Association                               $20,000,000              33.3333333%
          ----------------------------------- ------------------------ -----------------------

          ----------------------------------- ------------------------ -----------------------
          TOTAL                                     $60,000,000             100.0000000%
          ----------------------------------- ------------------------ -----------------------

                                SCHEDULE 5.01(a)

                               SECURITY DOCUMENTS

1. Stock Pledge Agreement, dated as of March 29, 2002 by and among the Pledgors party thereto and the Agent.

2. Trademark Security Agreement, dated as of March 29, 2002 by and among the Pledgors party thereto and the Agent.

3. Lockbox/ Blocked Account Agreement, dated as of March 29, 2002 by and among the Borrowers, the Agent and The Northern Trust Company.

                                TABLE OF CONTENTS

                                                                                                      PAGE
ARTICLE 1.            DEFINITIONS; ACCOUNTING TERMS......................................................1

     Section 1.01.         Definitions...................................................................1

     Section 1.02.         Accounting Principles........................................................26

     Section 1.03.         Directly or Indirectly.......................................................26

     Section 1.04.         Construction.................................................................26

     Section 1.05.         Joint and Several Obligations; Borrowers' Agent..............................26

ARTICLE 2.            THE CREDIT........................................................................26

     Section 2.01.         The Revolving Credit Loans and Letters of Credit.............................26

     Section 2.02.         Funding of Revolving Credit Loans............................................27

     Section 2.03.         Principal Repayment of Revolving Credit Loans................................28

     Section 2.04.         Mandatory Prepayments........................................................28

     Section 2.05.         Interest.....................................................................30

     Section 2.06.         Eurodollar Interest Periods..................................................30

     Section 2.07.         Conversions..................................................................31

     Section 2.08.         Voluntary Prepayments........................................................31

     Section 2.09.         Uncollected Funds Compensation...............................................31

     Section 2.10.         Termination of Revolving Credit Commitments..................................32

     Section 2.11.         Certain Notices..............................................................32

     Section 2.12.         Calculation of Borrowing Base................................................32

     Section 2.13.         Letters of Credit............................................................32

     Section 2.14.         Settlement Between Agent and Lenders.........................................33

     Section 2.15.         Fees.........................................................................34

     Section 2.16.         Payments Generally...........................................................35

     Section 2.17.         Purpose......................................................................35

ARTICLE 3.            YIELD PROTECTION; ILLEGALITY; ETC.................................................36

     Section 3.01.         Additional Costs.............................................................36

     Section 3.02.         Limitation on Types of Loans.................................................37

     Section 3.03.         Illegality...................................................................37

     Section 3.04.         Certain Base Rate Loans pursuant to Sections 3.01 and 3.03...................38

     Section 3.05.         Certain Compensation.........................................................38

                                TABLE OF CONTENTS
                                  (continued)

                                                                                                      PAGE
     Section 3.06.         Mitigation Obligations.......................................................38

ARTICLE 4.            THE COLLATERAL....................................................................39

     Section 4.01.         Grant of Security Interest...................................................39

     Section 4.02.         Special Warranties and Covenants of the Borrowers and Subsidiaries...........40

     Section 4.03.         Accounts, Generally..........................................................43

     Section 4.04.         Collection of Accounts.......................................................45

     Section 4.05.         Fixtures, etc................................................................46

     Section 4.06.         Right of Agent to Dispose of Collateral, etc.................................46

     Section 4.07.         Right of Agent to Use and Operate Collateral, etc............................47

     Section 4.08.         Proceeds of Collateral.......................................................47

ARTICLE 5.            CONDITIONS PRECEDENT..............................................................48

     Section 5.01.         Conditions Precedent to the Initial Loans....................................48

     Section 5.02.         Additional Conditions Precedent..............................................51

     Section 5.03.         Deemed Representations.......................................................52

ARTICLE 6.            REPRESENTATIONS AND WARRANTIES....................................................52

     Section 6.01.         Incorporation, Good Standing and Due Qualification...........................52

     Section 6.02.         Corporate Power and Authority; No Conflicts..................................52

     Section 6.03.         Legally Enforceable Agreements...............................................53

     Section 6.04.         Litigation...................................................................53

     Section 6.05.         Financial Statements.........................................................53

     Section 6.06.         Ownership and Liens..........................................................54

     Section 6.07.         Existing Indebtedness........................................................54

     Section 6.08.         Taxes........................................................................54

     Section 6.09.         ERISA........................................................................55

     Section 6.10.         Subsidiaries and Affiliates..................................................55

     Section 6.11.         Operation of Business........................................................55

     Section 6.12.         No Default on Outstanding Judgments or Orders................................56

     Section 6.13.         No Defaults on Other Agreements..............................................56

     Section 6.14.         Labor Matters................................................................56

                                TABLE OF CONTENTS
                                  (continued)

                                                                                                      PAGE
     Section 6.15.         Investment Company Act.......................................................57

     Section 6.16.         Environmental Matters........................................................57

     Section 6.17.         Regulation U.................................................................57

     Section 6.18.         No Guaranties or Indemnities.................................................57

     Section 6.19.         Bank Accounts................................................................58

     Section 6.20.         Trade Relations..............................................................58

     Section 6.21.         Compliance with Health Care Laws.............................................58

ARTICLE 7.            AFFIRMATIVE COVENANTS.............................................................59

     Section 7.01.         Maintenance of Existence.....................................................59

     Section 7.02.         Conduct of Business..........................................................59

     Section 7.03.         Maintenance of Properties....................................................59

     Section 7.04.         Maintenance of Records; Fiscal Year..........................................59

     Section 7.05.         Maintenance of Insurance.....................................................59

     Section 7.06.         Compliance with Laws.........................................................59

     Section 7.07.         Right of Inspection..........................................................60

     Section 7.08.         Reporting Requirements.......................................................60

     Section 7.09.         Special Periodic Reports.....................................................61

     Section 7.10.         Employment Contracts.........................................................62

     Section 7.11.         Field Audits.................................................................62

     Section 7.12.         Cooperation and Further Assurance............................................63

     Section 7.13.         Deposits Into Collateral Account.............................................63

     Section 7.14.         Lock Box Operation...........................................................63

     Section 7.15.         Compliance with Health Care Laws.............................................63

ARTICLE 8.            NEGATIVE COVENANTS................................................................64

     Section 8.01.         Sale of Assets...............................................................64

     Section 8.02.         Stock of Subsidiaries, Etc...................................................64

     Section 8.03.         Mergers, Etc.................................................................64

     Section 8.04.         Dividends and Stock Repurchases..............................................64

     Section 8.05.         Liens........................................................................65

     Section 8.06.         Transactions with Affiliates.................................................66

                                TABLE OF CONTENTS
                                  (continued)

                                                                                                      PAGE
     Section 8.07.         Hazardous Materials; Indemnification.........................................66

     Section 8.08.         Acquisitions.................................................................66

     Section 8.09.         Subsidiaries.................................................................67

     Section 8.10.         Certain Investments..........................................................68

     Section 8.11.         Indebtedness.................................................................68

     Section 8.12.         Guarantees, Etc..............................................................69

     Section 8.13.         Subordinated Indebtedness....................................................69

     Section 8.14.         Restrictive Agreements.......................................................69

     Section 8.15.         Transactions with Excluded Subsidiaries......................................69

ARTICLE 9.            FINANCIAL COVENANTS...............................................................70

     Section 9.01.         Maximum Total Leverage Ratio.................................................70

     Section 9.02.         Minimum Fixed Charge Coverage Ratio..........................................70

     Section 9.03.         Minimum Collateral Availability..............................................70

ARTICLE 10.           EVENTS OF DEFAULT.................................................................70

     Section 10.01.        Events of Default............................................................70

     Section 10.02.        Remedies.....................................................................72

ARTICLE 11.           GUARANTY..........................................................................72

     Section 11.01.        The Guarantee................................................................72

     Section 11.02.        Obligations Unconditional....................................................73

     Section 11.03.        Reinstatement................................................................74

     Section 11.04.        Subrogation..................................................................74

     Section 11.05.        Remedies.....................................................................74

     Section 11.06.        Instrument for the Payment of Money..........................................74

     Section 11.07.        Continuing Guarantee.........................................................74

     Section 11.08.        General Limitation on Guarantee Obligations..................................74

ARTICLE 12.           RELATIONS AMONG AGENT, LENDERS AND BORROWERS......................................75

     Section 12.01.        Appointment, Powers and Immunities of Agent..................................75

     Section 12.02.        Reliance by Agent............................................................75

     Section 12.03.        Defaults.....................................................................76

     Section 12.04.        Rights of Agent as a Lender..................................................76

                                TABLE OF CONTENTS
                                  (continued)

                                                                                                      PAGE
     Section 12.05.        Indemnification of Agent.....................................................76

     Section 12.06.        Documents....................................................................77

     Section 12.07.        Non-Reliance on Agent and Other Lenders......................................77

     Section 12.08.        Failure of Agent to Act......................................................77

     Section 12.09.        Resignation or Removal of Agent..............................................77

     Section 12.10.        Amendments Concerning Agency Function........................................78

     Section 12.11.        Liability of Agent...........................................................78

     Section 12.12.        Transfer of Agency Function..................................................78

     Section 12.13.        Non-Receipt of Funds by the Agent............................................78

     Section 12.14.        Withholding Taxes............................................................78

     Section 12.15.        Several Obligations and Rights of Lenders....................................79

     Section 12.16.        Pro Rata Treatment of Loans, Etc.............................................79

     Section 12.17.        Sharing of Payments Among Lenders............................................79

     Section 12.18.        Enforcement of Facility Documents............................................80

     Section 12.19.        Borrowing Base Statements, Etc...............................................81

     Section 12.20.        Co-Agent.....................................................................81

ARTICLE 13.           MISCELLANEOUS.....................................................................81

     Section 13.01.        Amendments and Waivers.......................................................81

     Section 13.02.        Usury........................................................................82

     Section 13.03.        Expenses.....................................................................82

     Section 13.04.        Survival.....................................................................83

     Section 13.05.        Assignment; Participations...................................................83

     Section 13.06.        Notices......................................................................86

     Section 13.07.        Table of Contents; Headings..................................................86

     Section 13.08.        Severability.................................................................86

     Section 13.09.        Counterparts.................................................................86

     Section 13.10.        Governing Law................................................................86

     Section 13.11.        Incorporation By Reference; Conflicts........................................86

     Section 13.12.        Jurisdiction, Venue and Service..............................................86

     Section 13.13.        Waiver of Jury Trial.........................................................87
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